                                       THE COMMERCE FUNDS
                                       Semi-Annual Report - April 30, 2001

                                   [GRAPHIC]


                                                    [LOGO OF COMMERCE FUNDS(TM)]

Building on Your Values


The value of a shared perspective

At The Commerce Funds, we have a simple, straightforward mission: to build relationships that have lasting value to our clients.

We achieve our mission by keeping our focus squarely on what matters most: the financial success and well-being of the customers we serve. At The Commerce Funds, looking at the world through our customers' eyes has helped us to create a family of mutual funds designed to assist you in meeting the financial challenges that lie ahead.


The power of professional commitment

Behind each of The Commerce Funds is a consistent, long-term investment philosophy and a commitment to the highest investment standards. Our success in helping investors like you reach their financial goals has proven the wisdom of this careful, disciplined approach to investing.

Your relationship with The Commerce Funds is built on a foundation of shared values and many years of investment experience. Working from this solid foundation, we're equipped to help our customers meet the challenge of investing for a lifetime.


Strength, insight, and service: good reasons to invest with The Commerce Funds.

                               The Commerce Funds

                              International Equity

                             MidCap Growth (formerly
                                The MidCap Fund)
                                     Growth

                               Value (formerly The
                             Growth and Income Fund)
                                   Core Equity
                                    Balanced
              RISK                                       POTENTIAL RETURN
                                 Kansas Tax-Free
                                Intermediate Bond

                                Missouri Tax-Free
                                Intermediate Bond

                                National Tax-Free
                                Intermediate Bond
                                      Bond
                              Short-Term Government

         In general, greater returns are associated with greater risks.

                                                                 COMMERCE FUNDS
 Shareholder Letter

 Dear Shareholder:

 We are pleased to provide you the Semi-Annual Report of The Commerce Funds. In this report, you will find performance and financial information for the eleven Commerce Funds. The portfolio manager of each Fund also provides a re-view of the factors that have affected performance in the last year. To help you put that information in context, we offer the following economic and fi-nancial market review.

                   As discussed in our last several shareholder letters, we anticipated the Federal Reserve would be successful in slowing the above-trend rate of economic growth in the United States. However, we did not anticipate how abruptly growth would slow or the severity of the slowdown. The slowdown resulted in a sharp deceleration in the growth of corporate profits, which was incorporated rapidly into in-vestors' valuation assumptions for stocks. This was partic-ularly evident in the technology sector, where the brisk rate of investment over the past several years was revealed to be excessive.

                   Obviously the last 12 months have been extremely difficult for equity investors. The U.S. equity markets have experi-enced their first real "bear market" since the 1990-1991 recession. Hardest hit was the NASDAQ, with a peak-to-trough decline measuring a staggering 67%. That impact car-ried over to the S&P 500 Index because of its increased weighting in the technology sector in recent years. For the six months ended April 2001, the S&P 500 Index declined 12% in value and the NASDAQ fell 37%.

                   As is normally the case, interest rates declined as the economy began to cool. The 10-year Treasury note fell in yield over the six-month period from 5.75% to 4.9%. Short-term interest rates also declined as the Federal Reserve began to reverse policy in January 2001, when it became ap-parent that the economy was slowing faster than expected. Acting in an aggressive manner, the Federal Reserve lowered the Federal Funds rate by a full 2% from the beginning of 2001 to April 2001.

                   The international markets did not provide much shelter from the decline in the U.S. equity market, although they fell less on an aggregate basis. The EAFE (Europe, Australasia, and Far East) Index declined 8% over the six months ended April 2001. The continued strength of the U.S. dollar dur-ing the period, an event contrary to most expectations, contributed to the weak results for dollar-based investors. We continue to believe that opportunities exist outside the United States as Europe slowly addresses its structural problems and Japan embarks on long overdue policy changes under new leadership.

                   Although the economic slowdown was sharper than we antici-pated, we do not believe the U.S. will experience a reces-sion. We expect economic growth to bottom out in the spring at 1%-2% GDP growth before accelerating in the second half of the year to the 3.5%-3.75% range. This outlook rests on several assumptions. First, we believe the Federal Reserve has acted early and forcefully. This should begin to affect the economy positively after a normal six- to nine-month lag. Second, we think a tax reduction will take effect in 2001 and also provide some stimulus in the second half of the year. Third, we expect the equity market to

COMMERCE FUNDS

                   move irregularly higher over the balance of the year, thereby helping to restore part of the "wealth" lost in the recent market decline. Fourth, the economy is in the proc-ess of going through a major inventory adjustment. This alone subtracted 2.5% from GDP in the first quarter of 2001. The process should be complete by the end of the sec-ond quarter, thereby setting the stage for a resumption of production in the second half. Finally, personal consump-tion has slowed, bringing the rate of increase closer to that of income growth. This should set the stage for solid spending in the 2001 Christmas season.

                   Given this scenario, as we look ahead over the balance of 2001 we anticipate some changes in the marketplace. The Federal Reserve's job likely will be finished by mid-year, as signs of economic improvement become visible. Interest rates will generally rise from this point forward. How much they rise will depend on the strength of the economic re-covery and the emerging inflation picture looking out to 2002. The equity market likely hit its low point in late March and early April. We expect a modest rise from this point as earnings begin to recover. The upside will be con-strained, however, by the relatively high valuation levels that still exist in the broad market. As always, we urge investors to be adequately diversified. One only needs to look at the major reversal between the value and growth sectors of the equity market over the last year to under-stand our reasoning.

                   In our publication Investments: The Long-Term Outlook dated November 1998, we made the case for lower equity returns in the years ahead. It was our expectation that U.S. equity returns would moderate toward their long run average in the 8% to 10% range after several years of 20%+ returns. While we did not think this "correction" would occur all at once, the decline of the past 12 months is well within our expec-tations. We believe it is very important for investors to understand, as they assess their financial needs and goals, that returns will be more moderate in the years ahead.

                   Before I conclude, I would like to remind you of some addi-tions we made to our Fund Family late last year. In Decem-ber 2000 we introduced two new Funds, the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund. Also, we added a Service Share class for our existing National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Interme-diate Bond Fund. These expanded Fund offerings should give you further opportunities to diversify your portfolio and we hope they help you achieve your financial needs and goals.

                   As always, we appreciate your investment and we look for-ward to being a part of your investment future in the years to come.

                   J.-J. Landers Carnal
                   Chief Investment Officer
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

                                                       COMMERCE CORE EQUITY FUND

Core Equity Fund Overview


Dear Shareholder:

We are pleased to report on the performance of the Commerce Core Equity Fund (the "Fund") for the period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of -11.42%*, based on Net Asset Value (NAV) (assumes fee waivers for part of the period). The Service Shares had a total return, without sales charge, of -11.52%* for the same period based on NAV (assumes fee waivers for part of the period). This compares to the Lipper Large-Cap Core Index six-month return of -13.04% and the Standard & Poor's 500 Index with Income six-month return of -12.07%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . The Core Equity Fund outperformed its benchmark during the reporting period. Nevertheless, the Fund experienced negative returns, largely due to the poor performance of the technology and healthcare stocks held by the Fund. In many of the economic sectors the Fund invests in, large company stocks suffered particularly hard. After several years where the stocks of large companies outperformed the stocks of small and medium size companies, the reverse was true during the most recent reporting period.

                   . The Fund's holdings in several fast-growing technology
                     companies suffered sharp declines, in particular those companies selling equipment to telecom service providers. The equipment providers experienced an unexpectedly large decline in orders as their customers, the telecom service companies, found themselves unable to raise the cash necessary for equipment purchases.

                   . Despite the downturn in technology and healthcare, the Fund was able to outperform the S&P 500 Index because of its overweighting in the energy and consumer cyclical sectors. Our bullish outlook in the energy sector paid off as commodity prices climbed, helped by a record cold winter as well as recent under-investment in oil and gas exploration. Our positive views on the consumer cyclical sector also proved rewarding as consumer spending on homebuilding, furniture, and other durable goods held up surprisingly well in light of the economic slowdown. Falling interest rates were the major factor helping this sector perform well.

                   . We are currently optimistic about equity investments due to several factors. First, we believe that the Federal Reserve interest rate cuts will help stimulate the economy in the second half of this year. Second, income tax reductions expected out of Washington should both stimulate spending and improve consumer confidence. Finally, overly optimistic

COMMERCE CORE EQUITY FUND


                    expectations regarding the stock market have been erased, leaving equities priced at more reasonable levels.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Core Equity Fund Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001


 * This Fund was recently organized and does not yet have a long-term perfor-mance record as a mutual fund. The returns for periods before the inception date (12/26/00) represent the performance of the Personal Stock Fund, the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines, and investment limitations as the Fund. "The Personal Stock Fund's total return calculations have been restated to include the estimated expenses of each share class but do not include waived fees or expenses. Total return calculations since inception of the Core Equity Fund include fee waivers."

                                                       COMMERCE CORE EQUITY FUND

Statement of Investments
April 30, 2001 (Unaudited)


  Shares  Description                                   Value
  Common Stocks - 98.0%

  Commercial Services - 2.7%
  109,700 Omnicom Group, Inc.                     $  9,637,145
 -------------------------------------------------------------
  Communications - 1.1%
  205,600 WorldCom, Inc.*                            3,752,200
 -------------------------------------------------------------
  Consumer Durables - 3.6%
  142,715 D.R. Horton, Inc.                          3,456,557
   79,100 Ethan Allen Interiors, Inc.                2,808,050
   69,750 General Motors Corp.                       3,822,998
  140,300 Leggett & Platt, Inc.                      2,723,223
                                                  ------------
                                                    12,810,828
 -------------------------------------------------------------
  Consumer Non-Durables - 1.2%
  110,800 Jones Apparel Group, Inc.*                 4,403,192
 -------------------------------------------------------------
  Distribution Services - 5.0%
  197,550 Cardinal Health, Inc.                     13,314,870
  153,000 SYSCO Corp.                                4,302,360
                                                  ------------
                                                    17,617,230
 -------------------------------------------------------------
  Electronic Technology - 12.5%
  116,550 Cisco Systems, Inc.*                       1,979,019
   91,375 Comverse Technology, Inc.*                 6,259,187
  152,350 EMC Corp.*                                 6,033,060
  172,500 Intel Corp.                                5,331,975
   68,400 International Business Machines Corp.      7,875,576
  110,600 Linear Technology Corp.                    5,313,224
    5,607 McDATA Corp.*                                128,008
  134,000 Microchip Technology, Inc.*                3,876,620
   41,150 QUALCOMM, Inc.*                            2,360,364
   68,400 SCI Systems, Inc.*                         1,747,620
   53,450 The Boeing Co.                             3,303,210
                                                  ------------
                                                    44,207,863
 -------------------------------------------------------------
  Energy Minerals - 7.8%
  157,400 Apache Corp.                              10,067,304
   97,250 Exxon Mobil Corp.                          8,616,350
  150,450 Royal Dutch Petroleum Co.                  8,956,288
                                                  ------------
                                                    27,639,942
 -------------------------------------------------------------
  Finance - 21.4%
   94,550 American International Group, Inc.         7,734,190
  277,600 Bank of America Corp.                     15,545,600
   62,200 Charter One Financial, Inc.                1,822,460
  149,950 Citigroup, Inc.                            7,370,042
  132,600 Federal National Mortgage Association     10,642,476
   23,400 Fifth Third Bancorp                        1,257,984
   81,100 Freddie Mac                                5,336,380
   31,900 Golden West Financial Corp.                1,872,530
   75,700 Lincoln National Corp.                     3,494,312
   27,550 Merrill Lynch & Co., Inc.                  1,699,835
   92,600 Morgan Stanley Dean Witter & Co.           5,814,354
   50,150 Northern Trust Corp.                       3,261,255
   37,900 The St. Paul Cos., Inc.                    1,709,290
 -------------------------------------------------------------


  Shares  Description                             Value
  Common Stocks - (continued)

  Finance - (continued)
   90,400 Washington Mutual, Inc.           $  4,513,672
   83,150 Wells Fargo & Co.                    3,905,555
                                            ------------
                                              75,979,935
 -------------------------------------------------------
  Health Services - 3.8%
   84,050 Aetna, Inc.*                         2,369,370
   24,700 CIGNA Corp.                          2,635,490
  172,250 Lincare Holdings, Inc.*              8,590,107
                                            ------------
                                              13,594,967
 -------------------------------------------------------
  Health Technology - 9.3%
  103,900 Amgen, Inc.*                         6,352,446
   74,650 Johnson & Johnson                    7,202,232
  173,750 Medtronic, Inc.                      7,749,250
   50,300 Merck & Co., Inc.                    3,821,291
  181,300 Pfizer, Inc.                         7,850,290
                                            ------------
                                              32,975,509
 -------------------------------------------------------
  Industrial Services - 3.3%
  122,950 Halliburton Co.                      5,312,670
  116,150 Transocean Sedco Forex, Inc.         6,304,622
                                            ------------
                                              11,617,292
 -------------------------------------------------------
  Producer Manufacturing - 10.3%
  145,300 Danaher Corp.                        8,138,253
  394,850 General Electric Co.                19,162,070
   52,800 Herman Miller, Inc.                  1,401,840
  101,300 United Technologies Corp.            7,909,504
                                            ------------
                                              36,611,667
 -------------------------------------------------------
  Retail Trade - 5.0%
   60,700 CVS Corp.                            3,578,265
  253,250 Target Corp.                         9,737,463
   83,850 Wal-Mart Stores, Inc.                4,338,399
                                            ------------
                                              17,654,127
 -------------------------------------------------------
  Technology Services - 3.3%
  101,300 Automatic Data Processing, Inc.      5,495,525
   92,375 Microsoft Corp.*                     6,258,406
                                            ------------
                                              11,753,931
 -------------------------------------------------------
  Transportation - 1.7%
  340,050 Southwest Airlines Co.               6,192,311
 -------------------------------------------------------
  Utilities - 6.0%
   27,200 Allegheny Energy, Inc.               1,391,552
  214,000 Duke Energy Corp.                   10,006,640
   34,100 FPL Group, Inc.                      2,042,590
  177,250 TXU Corp.                            7,791,910
                                            ------------
                                              21,232,692
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $282,034,564)                       $347,680,831
 -------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE CORE EQUITY FUND


  Shares Description                                                Value
  Other - 0.1%

  1,600  Standard & Poor's Depository Receipts ADR Series 1   $    199,856
 -------------------------------------------------------------------------
  TOTAL OTHER
  (Cost $213,894)                                             $    199,856
 -------------------------------------------------------------------------


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 1.6%

  State Street Bank & Trust Co./\
  $5,642,000              4.36%                      05/01/2001                     $  5,642,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $5,642,000)                                                                 $  5,642,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $287,890,457)                                                               $353,522,687
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $5,642,683.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                            COMMERCE GROWTH FUND

Growth Fund Overview


Dear Shareholder:

We are pleased to report on the performance of the Commerce Growth Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institu-
                     tional Shares of the Fund had a total return of -17.60%, based on Net Asset Value (NAV) (assumes fee waivers). The Service Shares had a total return, without sales charge, of -17.66% for the same period based on NAV (assumes fee waivers). This compares to the Lipper Multi-Cap Growth Index six-month return of -24.77%, the Russell 1000 Growth Index six-month return of -26.43%, and the Stan-dard & Poor's 500 Index with Income six-month return of -12.07%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentali-ties, or sponsored enterprises.)

                   Portfolio Highlights

                   . Over the last six months there were few places to hide to avoid the dramatic price declines of growth stocks, espe-cially technology stocks. Technology companies were caught off guard late last year with record cancellations of orders, resulting in mounting inventories and vanish-ing profits. Analysts and investors were surprised by the severity of the slowdown. Technology stock prices fell precipitously as investors tried to reduce their exposure but found few buyers. As the decline in technology stocks unfolded, it was broad based, encompassing both large and small companies by the time it was over. This had a par-ticular impact on the Growth Fund, which had more than 40% of its assets invested in the technology sector. As poorly as this sector performed for us, we still fared better than the Russell 1000 Growth Index, which was weighted 48% in technology stocks. We believe most tech-nology issues recorded their lows in early April, and many had healthy rebounds later in April.

                   . Healthcare issues, the second largest exposure in the
                     Fund, experienced poor performance as well. Fears of po-litical interference with drug pricing along with some major patent expirations put pressure on this sector's stock prices. However, we have been adding to the sector recently because the decline created more reasonable val-uation levels for these issues.

                   . Two sectors that contributed to our better performance
                     relative to our benchmark were retailers and energy-related issues. Retailers experienced their declines last year, reaching stock price lows last fall. Several have come back from their lows to double, even in this dismal market environment. Another sector we have emphasized is energy and oil service companies. The energy problems U.S. consumers are currently enduring are not short-lived. We believe energy, both petroleum and electric based, will be in the headlines for years to come. We want to own companies that will provide solutions to an area in which investors have under-invested for 20 years.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Growth Fund Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

COMMERCE GROWTH FUND

Statement of Investments
April 30, 2001 (Unaudited)


  Shares  Description                                    Value
  Common Stocks - 96.3%

  Commercial Services - 2.3%
   77,400 Omnicom Group, Inc.                      $  6,799,590
 --------------------------------------------------------------
  Consumer Non-Durables - 1.6%
  120,300 Anheuser-Busch Cos., Inc.                   4,810,797
 --------------------------------------------------------------
  Consumer Services - 2.6%
  154,100 AOL Time Warner, Inc.*                      7,782,050
 --------------------------------------------------------------
  Distribution Services - 2.2%
   97,950 Cardinal Health, Inc.                       6,601,830
 --------------------------------------------------------------
  Electronic Technology - 25.5%
   39,200 Brocade Communications Systems, Inc.*       1,489,208
  250,200 Cisco Systems, Inc.*                        4,248,396
   99,000 Comverse Technology, Inc.*                  6,781,500
  116,600 Corning, Inc.                               2,561,702
  144,300 EMC Corp.*                                  5,714,280
  155,000 Intel Corp.                                 4,791,050
  103,800 International Business Machines Corp.      11,951,532
  115,000 Jabil Circuit, Inc.*                        3,339,600
  127,600 Linear Technology Corp.                     6,129,904
  264,000 Microchip Technology, Inc.*                 7,637,520
  161,300 Nokia Corp. ADR                             5,514,847
   92,500 Scientific-Atlanta, Inc.                    5,340,025
  163,000 Sun Microsystems, Inc.*                     2,790,560
  177,600 Texas Instruments, Inc.                     6,873,120
                                                   ------------
                                                     75,163,244
 --------------------------------------------------------------
  Energy Minerals - 8.1%
  167,300 Apache Corp.                               10,700,508
   94,000 Exxon Mobil Corp.                           8,328,400
   82,500 Royal Dutch Petroleum Co.                   4,911,225
                                                   ------------
                                                     23,940,133
 --------------------------------------------------------------
  Finance - 7.4%
   86,750 American International Group, Inc.          7,096,150
   94,000 Morgan Stanley Dean Witter & Co.            5,902,260
   83,200 Providian Financial Corp.                   4,434,560
   92,800 Wells Fargo & Co.                           4,358,816
                                                   ------------
                                                     21,791,786
 --------------------------------------------------------------
  Health Technology - 14.9%
  129,400 Amgen, Inc.*                                7,911,516
   51,900 Applera Corp.-Applied Biosystems Group      1,663,914
   74,300 Johnson & Johnson                           7,168,464
  156,700 Medtronic, Inc.                             6,988,820
  334,700 Pfizer, Inc.                               14,492,510
  148,500 Schering-Plough Corp.                       5,723,190
                                                   ------------
                                                     43,948,414
 --------------------------------------------------------------
  Industrial Services - 4.0%
  113,700 Noble Drilling Corp.*                       5,514,450
  112,800 Transocean Sedco Forex, Inc.                6,122,784
                                                   ------------
                                                     11,637,234
 --------------------------------------------------------------


  Shares  Description                             Value
  Common Stocks - (continued)

  Producer Manufacturing - 9.7%
   94,000 Danaher Corp.                     $  5,264,940
  394,800 General Electric Co.                19,159,644
   67,800 Illinois Tool Works, Inc.            4,297,164
                                            ------------
                                              28,721,748
 -------------------------------------------------------
  Retail Trade - 9.4%
   30,300 CDW Computer Centers, Inc.*          1,224,726
   75,600 CVS Corp.                            4,456,620
  127,400 Lowe's Cos., Inc.                    8,026,200
  188,000 Target Corp.                         7,228,600
  133,000 Wal-Mart Stores, Inc.                6,881,420
                                            ------------
                                              27,817,566
 -------------------------------------------------------
  Technology Services - 7.7%
   64,200 Adobe Systems, Inc.                  2,883,864
   79,500 Automatic Data Processing, Inc.      4,312,875
  148,800 Microsoft Corp.*                    10,081,200
  332,800 Oracle Corp.*                        5,378,048
                                            ------------
                                              22,655,987
 -------------------------------------------------------
  Utilities - 0.9%
   56,000 AES Corp.*                           2,669,520
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $252,993,301)                       $284,339,899
 -------------------------------------------------------


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Repurchase Agreement - 5.0%
  State Street Bank & Trust Co./\
  $14,894,000              4.36%                      05/01/2001                     $ 14,894,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $14,894,000)                                                                 $ 14,894,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $267,887,301)                                                                $299,233,899
 ------------------------------------------------------------------------------------------------

 * Non-income producing security.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $14,895,804.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                             COMMERCE VALUE FUND
 Value Fund Overview


Dear Shareholder:

We are pleased to report on the performance of the Commerce Value Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institu-
                     tional Shares of the Fund had a total return of 0.30%, based on Net Asset Value (NAV) (assumes fee waivers). The Service Shares had a total return, without sales charge, of 0.22% for the same period based on NAV (assumes fee waivers). This compares to the Lipper Multi-Cap Value In-dex six-month return of 5.82%, the Russell 1000 Value In-dex six-month return of -0.14%, and the Standard & Poor's 500 Index with Income six-month return of -12.07%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Gov-ernment or by its agencies, instrumentalities, or spon-sored enterprises.)

                   Portfolio Highlights

                   . In the past six months, investors witnessed an extraordi-
                     narily steep drop in corporate earnings expectations for 2001. This resulted in a sell-off in the stock market as positions were reduced in companies with the highest ex-posure to a slowing economy. Excess capacity, high inven-tory levels and stretched valuations affected the technology and telecommunications sectors. The poor per-formance of these two sectors had a large impact on the performance of the overall market, as these sectors had come to represent large weightings in the S&P 500 Index. Money was redirected into companies resilient to the economy that could provide consistent earnings growth. This rotation led to the out-performance of the value style compared to the growth style of investing.

                   . On an absolute basis, the Value Fund avoided the major
                     pitfalls and had a positive return in an otherwise down market. Areas adding to performance included our exposure to the financials, energy and utility sectors. We chose to underweight the healthcare and consumer staples sec-tors, as their underlying earnings did not justify their valuation levels. Unfortunately, these were two of the better performing sectors for value stocks due to their perceived immunity to a slowing economy. As a result, the performance balanced out on a relative basis versus the Russell 1000 Value Index. The changes made in the Fund have centered on the volatility we continue to experience in the market. Above average natural gas prices combined with recent merger activity has resulted in a strong move for most of the companies in the industrial services sec-tor. We took some profits in this area and have rein-vested into a few undervalued technology and financial companies.

                   . Looking forward, the Fund has taken a relatively conser-
                     vative position. Although we have witnessed a revaluation of stock prices closer to their intrinsic values, there will likely remain a high level of volatility in the eq-uity market. This is likely to be the case for the next few quarters of earnings announcements, as investors need time to assess the true underlying potential corporate profit growth. A company's dividend yield, disregarded in the last few years, could once again become a factor in determining performance.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Value Fund Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

COMMERCE VALUE FUND

Statement of Investments
April 30, 2001 (Unaudited)


  Shares Description                                     Value
  Common Stocks - 95.8%

  Commercial Services - 0.7%
  20,900 NOVA Corp.*                                 $  473,594
   5,200 SunGard Data Systems, Inc.*                    287,404
                                                     ----------
                                                        760,998
 --------------------------------------------------------------
  Communications - 7.7%
  49,500 AT&T Corp.                                   1,102,860
  23,900 BellSouth Corp.                              1,002,844
  16,200 CenturyTel, Inc.                               440,316
  35,600 SBC Communications, Inc.                     1,468,500
  25,000 Sprint Corp.                                   534,500
  45,300 Verizon Communications                       2,494,671
  95,100 WorldCom, Inc.*                              1,735,575
                                                     ----------
                                                      8,779,266
 --------------------------------------------------------------
  Consumer Durables - 2.4%
   9,300 Eastman Kodak Co.                              404,550
  43,404 Ford Motor Co.                               1,279,550
  19,100 General Motors Corp.                         1,046,871
                                                     ----------
                                                      2,730,971
 --------------------------------------------------------------
  Consumer Non-Durables - 3.7%
  30,000 Anheuser-Busch Cos., Inc.                    1,199,700
  33,200 General Mills, Inc.                          1,308,412
   7,200 Hershey Foods Corp.                            434,952
  28,800 PepsiCo, Inc.                                1,261,728
                                                     ----------
                                                      4,204,792
 --------------------------------------------------------------
  Consumer Services - 1.9%
  22,400 Cendant Corp.*                                 397,376
   9,200 Gannett Co., Inc.                              593,860
  11,200 Starwood Hotels & Resorts Worldwide, Inc.      404,208
  24,500 The Walt Disney Co.                            741,125
                                                     ----------
                                                      2,136,569
 --------------------------------------------------------------
  Distribution Services - 0.9%
  36,000 SYSCO Corp.                                  1,012,320
 --------------------------------------------------------------
  Electronic Technology - 3.7%
   5,500 General Dynamics Corp.                         423,940
  31,700 Intel Corp.                                    979,847
   8,950 International Business Machines Corp.        1,030,503
   6,000 PerkinElmer, Inc.                              401,460
  21,600 The Boeing Co.                               1,334,880
  19,984 Williams Communications Group, Inc.*            90,329
                                                     ----------
                                                      4,260,959
 --------------------------------------------------------------
  Energy Minerals - 5.9%
  15,000 Chevron Corp.                                1,448,400
  11,200 Conoco, Inc.                                   339,248
   6,700 Devon Energy Corp.                             395,367
  26,900 Exxon Mobil Corp.                            2,383,340
  12,400 Noble Affiliates, Inc.                         539,028
  37,600 Ultramar Diamond Shamrock Corp.              1,696,136
                                                     ----------
                                                      6,801,519
 --------------------------------------------------------------


  Shares Description                                        Value
  Common Stocks - (continued)

  Finance - 31.7%
  12,000 AFLAC, Inc.                                   $   381,600
  12,100 American Express Co.                              513,524
  36,200 American International Group, Inc.              2,961,160
  33,600 AmSouth Bancorporation                            576,240
  24,987 Bank of America Corp.                           1,399,272
  38,900 Charter One Financial, lnc.                     1,139,770
  92,466 Citigroup, Inc.                                 4,544,704
   8,500 CNA Financial Corp.*                              300,135
   6,200 DST Systems, Inc.*                                304,544
  34,900 Federal National Mortgage Association           2,801,074
  15,600 Fifth Third Bancorp                               838,656
  43,000 FleetBoston Financial Corp.                     1,649,910
  29,900 Freddie Mac                                     1,967,420
  10,000 Golden West Financial Corp.                       587,000
  12,400 Household International, Inc.                     793,848
  64,440 J. P. Morgan Chase & Co.                        3,091,831
  16,200 Jefferson-Pilot Corp.                             755,892
  18,100 Lincoln National Corp.                            835,496
   9,400 MBNA Corp.                                        335,110
   9,500 Mellon Financial Corp.                            388,835
  17,300 Merrill Lynch & Co., Inc.                       1,067,410
  22,900 Morgan Stanley Dean Witter & Co.                1,437,891
   4,300 Northern Trust Corp.                              279,629
  11,500 SunTrust Banks, Inc.                              730,250
  13,300 Synovus Financial Corp.                           382,774
  26,500 The Bank of New York Co., Inc.                  1,330,300
   8,300 The Bear Stearns Co., Inc.                        417,490
   5,400 The Hartford Financial Services Group, Inc.       335,340
  14,800 The St. Paul Cos., Inc.                           667,480
  26,600 Trustmark Corp.                                   555,940
  31,400 U.S. Bancorp                                      665,052
   4,000 USA Education, Inc.                               284,400
  15,200 Washington Mutual, Inc.                           758,936
  23,700 Wells Fargo & Co.                               1,113,189
                                                       -----------
                                                        36,192,102
 -----------------------------------------------------------------
  Health Services - 3.3%
  11,000 Aetna, Inc.*                                      310,090
  14,600 CIGNA Corp.                                     1,557,820
  13,300 HCA-The Healthcare Co.                            514,710
   9,100 Tenet Healthcare Corp.                            406,224
  10,600 UnitedHealth Group, Inc.                          694,088
   3,600 Wellpoint Health Networks, Inc.*                  353,700
                                                       -----------
                                                         3,836,632
 -----------------------------------------------------------------
  Health Technology - 5.5%
  22,700 Abbott Laboratories                             1,052,826
   7,700 Baxter International, Inc.                        701,855
  35,100 Johnson & Johnson                               3,386,448
   9,700 Merck & Co., Inc.                                 736,909
   7,000 Pharmacia Corp.                                   365,820
                                                       -----------
                                                         6,243,858
 -----------------------------------------------------------------
  Industrial Services - 5.5%
  10,100 Baker Hughes, Inc.                                396,829
   5,100 BJ Services Co.*                                  419,475
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                             COMMERCE VALUE FUND

April 30, 2001 (Unaudited)


  Shares Description                                    Value
  Common Stocks - (continued)

  Industrial Services - (continued)
   7,000 Calpine Corp.*                            $   398,930
  10,900 Dynegy, Inc.                                  630,565
   6,300 Enron Corp.                                   395,136
  33,500 Helmerich & Payne, Inc.                     1,716,205
   6,200 Nabors Industries, Inc.*                      369,644
   5,800 Noble Drilling Corp.*                         281,300
  24,300 The Williams Cos., Inc.                     1,024,731
  26,400 Waste Management, Inc.                        644,424
                                                   -----------
                                                     6,277,239
 -------------------------------------------------------------
  Producer Manufacturing - 2.2%
  14,100 Dover Corp.                                   550,887
   4,900 Emerson Electric Co.                          326,585
  14,000 General Electric Co.                          679,420
   3,500 Minnesota Mining and Manufacturing Co.        416,535
   7,500 United Technologies Corp.                     585,600
                                                   -----------
                                                     2,559,027
 -------------------------------------------------------------
  Retail Trade - 2.5%
  14,300 CVS Corp.                                     842,985
   6,300 Safeway, Inc.*                                342,090
  10,500 Sears, Roebuck & Co.                          386,925
  14,200 Walgreen Co.                                  607,476
  19,500 Zale Corp.*                                   650,520
                                                   -----------
                                                     2,829,996
 -------------------------------------------------------------
  Technology Services - 2.9%
  21,600 Automatic Data Processing, Inc.             1,171,800
   7,600 Computer Associates International, Inc.       244,644
  28,500 First Data Corp.                            1,922,040
                                                   -----------
                                                     3,338,484
 -------------------------------------------------------------
  Transportation - 1.0%
  15,800 Burlington Northern Santa Fe Corp.            464,520
  15,500 Delta Air Lines, Inc.                         682,465
                                                   -----------
                                                     1,146,985
 -------------------------------------------------------------
  Utilities - 14.3%
  16,700 Allegheny Energy, Inc.                        854,372
  11,700 Ameren Corp.                                  491,049
   7,800 Cinergy Corp.                                 270,504
  17,800 Conectiv                                      396,940
  12,600 Consolidated Edison, Inc.                     471,366
   6,100 Constellation Energy Group                    291,214
  20,600 DQE, Inc.                                     626,858
   8,200 DTE Energy Co.                                343,744
   7,300 Duke Energy Corp.                             341,348
   7,700 El Paso Corp.                                 529,760
  20,500 Energy East Corp.                             413,075
  14,300 Entergy Corp.                                 579,150
  26,800 Equitable Resources, Inc.                   2,144,000
  15,062 Exelon Corp.                                1,040,031
  69,200 FirstEnergy Corp.                           2,096,760
   6,900 NSTAR                                         278,208
   5,800 PPL Corp.                                     319,000
 -------------------------------------------------------------


  Shares Description                                   Value
  Common Stocks - (continued)

  Utilities - (continued)
  23,600 Progress Energy, Inc.                   $  1,044,064
   9,500 Public Service Enterprise Group, Inc.        441,180
  17,600 Reliant Energy, Inc.                         872,080
  29,000 The Montana Power Co.                        361,340
  49,200 TXU Corp.                                  2,162,832
                                                 ------------
                                                   16,368,875
 ------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $101,695,306)                            $109,480,592
 ------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 3.5%
  State Street Bank & Trust Co./\
  $3,975,000              4.36%                      05/01/2001                     $  3,975,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $3,975,000)                                                                 $  3,975,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $105,670,306)                                                               $113,455,592
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $3,975,481.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

 Dear Shareholder:

 We are pleased to report on the performance of the Commerce MidCap Growth Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of -24.57%, based on Net Asset Value (NAV) (assumes fee waivers). The Service Shares had a total return, without sales charge, of -24.66% for the same period based on NAV (assumes fee waivers). This compares to the Lipper Mid-Cap Growth Index six-month return of -26.09%, the Russell Mid-Cap Growth Index six-month return of -27.99%, and the Standard & Poor's Midcap 400 Index six-month return of -1.40%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . The past six months have been extremely difficult for
                     growth funds, especially those that compete in the midcap area. The market correction that began in March of last year accelerated dramatically in the first three months of 2001. Investments in the technology sector, which had been the growth sector of the decade, were also the most over-valued and suffered the brunt of the market decline.

                   . The Commerce MidCap Growth Fund managed to avoid many of the most severely damaged sectors. The profile of the portfolio was such that the more volatile companies, notably the "dot.coms" and related speculations, were absent from investment consideration. The collapse of that mania, along with the attendant slowing of infrastructure, service, and software spending, has cast a long shadow over the whole area of technology.

                   . What will restore investor confidence in this area will be a rebound in the economy, coupled with renewed business investment. When there is visible evidence that demand is improving, we believe that stock prices will begin to recover.

                   . Meanwhile, other sectors of the economy continue to exhibit strong growth. The inevitable aging of the babyboomer generation, and the related increase in medical expenses, is driving demand in many sectors of the healthcare industry. We are cognizant of the political risks to such a profitable yet indispensable industry. Nevertheless, we believe the potential rewards outweigh the risks at this juncture.

                   . Energy policy, and the lack thereof, has garnered the
                     headlines lately. Government action aside, rising demand for fossil fuels, notably natural gas to drive peak generating electrical power plants, is driving a boom for companies providing services to this industry. While the recent breakneck pace will most likely slow, profitability should remain high for these companies.

                                                     COMMERCE MIDCAP GROWTH FUND



                   . Finally, we never underestimate the confidence of the
                     American consumer. Recent evidence of slowing economic growth, admittedly from unsustainably high levels, has done little to slow discretionary spending. Beneficiaries range from restaurants to entertainment to specialty retailers. We expect these sectors to do well as investors realize there will not be a recession, and consumption is the driver of the economy.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   MidCap Growth Fund Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

COMMERCE MIDCAP GROWTH FUND

Statement of Investments
April 30, 2001 (Unaudited)


  Shares  Description                                   Value
  Common Stocks - 97.2%

  Commercial Services - 7.4%
   60,900 Concord EFS, Inc.*                      $  2,834,895
   68,700 NOVA Corp.*                                1,556,742
   33,100 Omnicom Group, Inc.                        2,907,835
   38,368 Paychex, Inc.                              1,325,998
   61,066 SEI Investments Co.                        2,449,357
                                                  ------------
                                                    11,074,827
 -------------------------------------------------------------
  Consumer Non-Durables - 3.8%
   18,100 Columbia Sportswear Co.*                   1,232,067
   71,400 Jones Apparel Group, Inc.*                 2,837,436
   31,400 The Timberland Co.*                        1,548,648
                                                  ------------
                                                     5,618,151
 -------------------------------------------------------------
  Consumer Services - 3.1%
   28,500 CEC Entertainment, Inc.*                   1,460,625
   38,400 Harrah's Entertainment, Inc.*              1,324,800
   71,167 USA Networks, Inc.*                        1,782,733
                                                  ------------
                                                     4,568,158
 -------------------------------------------------------------
  Distribution Services - 1.9%
   43,176 Cardinal Health, Inc.                      2,910,062
 -------------------------------------------------------------
  Electronic Technology - 21.1%
   41,033 Amdocs Ltd.*                               2,416,844
   18,600 Analog Devices, Inc.*                        879,966
   76,200 Atmel Corp.*                               1,058,418
   26,300 Brocade Communications Systems, Inc.*        999,137
   29,900 Comverse Technology, Inc.*                 2,048,150
   25,100 Emulex Corp.*                                901,341
   55,100 GlobeSpan, Inc.*                           1,212,200
   27,600 Juniper Networks, Inc.*                    1,629,228
   13,500 KLA-Tencor Corp.*                            741,960
   47,467 Lattice Semiconductor Corp.*               1,169,112
   21,700 Lexmark International Group, Inc.*         1,333,031
   18,600 Maxim Integrated Products, Inc.*             950,460
   80,900 Microchip Technology, Inc.*                2,340,437
   34,200 PerkinElmer, Inc.                          2,288,322
   22,633 Polycom, Inc.*                               525,764
   16,687 Rainbow Technologies, Inc.*                   90,277
   37,350 RSA Security, Inc.*                        1,195,200
   54,600 Sanmina Corp.*                             1,591,590
   42,600 Scientific-Atlanta, Inc.                   2,459,298
   82,443 Symbol Technologies, Inc.                  2,596,939
   53,200 TranSwitch Corp.*                            923,020
   42,334 Waters Corp.*                              2,209,835
                                                  ------------
                                                    31,560,529
 -------------------------------------------------------------
  Energy Minerals - 1.8%
   42,600 Apache Corp.                               2,724,696
 -------------------------------------------------------------
  Finance - 7.4%
   25,034 City National Corp.                          967,564
   32,034 DST Systems, Inc.*                         1,573,510
  100,966 Federated Investors, Inc. Class B          2,943,159
   11,400 Legg Mason, Inc.                             545,718
   20,767 Lehman Brothers Holdings, Inc.             1,510,799
 -------------------------------------------------------------


  Shares Description                                       Value
  Common Stocks - (continued)

  Finance - (continued)
  13,000 Northern Trust Corp.                        $    845,390
  27,800 Providian Financial Corp.                      1,481,740
  15,900 XL Capital Ltd.                                1,125,720
                                                     ------------
                                                       10,993,600
 ----------------------------------------------------------------
  Health Services - 5.4%
  42,700 PacifiCare Health Systems, Inc.*               1,511,153
  21,500 Pharmaceutical Product Development, Inc.*      1,280,325
  19,600 Quest Diagnostics, Inc.*                       2,414,720
  25,700 Trigon Healthcare, Inc.*                       1,547,397
  13,200 Wellpoint Health Networks, Inc.*               1,296,900
                                                     ------------
                                                        8,050,495
 ----------------------------------------------------------------
  Health Technology - 16.9%
  24,134 Allergan, Inc.                                 1,834,184
  29,634 Applera Corp.--Applied Biosystems Group          950,066
  50,533 Biovail Corp.*                                 1,984,936
  20,467 Elan Corp. PLC ADR*                            1,026,420
  30,316 Genzyme Corp.*                                 3,303,535
  34,248 IDEC Pharmaceuticals Corp.*                    1,685,002
  39,300 Invitrogen Corp.*                              2,771,043
  48,133 King Pharmaceuticals, Inc.*                    2,027,843
  38,700 Medicis Pharmaceutical Corp.*                  1,923,390
  51,433 MedImmune, Inc.*                               2,013,602
  35,709 MiniMed, Inc.*                                 1,426,217
  38,167 Stryker Corp.                                  2,262,921
  41,967 Watson Pharmaceuticals, Inc.*                  2,089,957
                                                     ------------
                                                       25,299,116
 ----------------------------------------------------------------
  Industrial Services - 8.6%
  10,900 BJ Services Co.*                                 896,525
  23,200 Calpine Corp.*                                 1,322,168
  49,967 Dynegy, Inc.                                   2,890,591
  41,050 Nabors Industries, Inc.*                       2,447,401
  66,167 Rowan Co., Inc.*                               2,196,083
  14,600 Smith International, Inc.*                     1,185,374
  36,500 Transocean Sedco Forex, Inc.                   1,981,220
                                                     ------------
                                                       12,919,362
 ----------------------------------------------------------------
  Other - 0.6%
  17,500 Internet Security Systems, Inc.*                 873,075
 ----------------------------------------------------------------
  Producer Manufacturing - 2.3%
  42,600 Danaher Corp.                                  2,386,026
  19,300 The Shaw Group, Inc.*                          1,100,100
                                                     ------------
                                                        3,486,126
 ----------------------------------------------------------------
  Retail Trade - 4.2%
  24,000 Barnes & Noble, Inc.*                            762,960
  13,500 Best Buy Co., Inc.*                              743,175
  20,600 Express Scripts, Inc.*                         1,748,940
  55,800 Pacific Sunwear of California*                 1,554,588
  22,680 RadioShack Corp.                                 694,689
  28,900 Toys "R" Us, Inc.*                               716,720
                                                     ------------
                                                        6,221,072
 ----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     COMMERCE MIDCAP GROWTH FUND

  Shares Description                                                     Value

  Common Stocks - (continued)

  Technology Services - 11.8%
  77,900 Acxiom Corp.*                                             $  1,181,743
  34,433 Adobe Systems, Inc.                                          1,546,730
  36,833 BEA Systems, Inc.*                                           1,504,628
  33,649 Check Point Software Technologies Ltd.*                      2,110,802
  22,700 CSG Systems International, Inc.*                             1,321,367
  33,533 Fiserv, Inc.*                                                1,855,716
  87,466 Jack Henry & Associates, Inc.                                2,465,667
  27,200 Micromuse, Inc.*                                             1,346,400
  44,000 Parametric Technology Corp.*                                   501,600
  74,567 Rational Software Corp.*                                     1,805,267
  21,500 VeriSign, Inc.*                                              1,102,520
  42,200 Verity, Inc.*                                                  950,344
                                                                   ------------
                                                                     17,692,784
 ------------------------------------------------------------------------------
  Utilities - 0.9%
  16,100 Equitable Resources, Inc.                                    1,288,000
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $128,421,028)                                              $145,280,053
 ------------------------------------------------------------------------------
  Other - 1.3%
  21,100 Mid-Cap Standard & Poor's Depository Receipt ADR Series
         1                                                         $  1,968,630
 ------------------------------------------------------------------------------
  TOTAL OTHER
  (Cost $1,833,149)                                                $  1,968,630
 ------------------------------------------------------------------------------


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 2.4%

  State Street Bank & Trust Co./\
  $3,562,000              4.36%                      05/01/2001                     $  3,562,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $3,562,000)                                                                 $  3,562,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $133,816,177)                                                               $150,810,683
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $3,562,431.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND
International Equity Fund Overview

 Dear Shareholder:

 We are pleased to report on the performance of the Commerce International Eq-uity Fund (the "Fund") for the six-month period ended April 30, 2001.

                Performance Review

              . For the six-month period ended April 30, 2001, the Insti-
                tutional Shares of the Fund had a total return of -10.24%, based on Net Asset Value (NAV) (assumes fee waivers and expense reimbursements). The Service Shares had a total return, without sales charge, of -10.40% for the same period based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper International Equity Funds Index six-month return of -8.36% and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) six-month return of -7.98%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enter-prises.)

               Portfolio Highlights

             . If anything has been constant in the global equity markets over the last six months, it has been the extraordinarily high degree of price volatility. Uncertainty regarding the impact of a global economic slowdown and bloated inventories, especially in the technology sector, pushed the EAFE into double-digit negative territory in the first quarter of 2001. Aggressive rate cuts by the U.S. central bank and other foreign central banks helped to spark a rally in April that significantly trimmed the year-to-date loss for the Fund, but has yet to pull us out of negative territory for the year.

             . The Fund's relative performance over the past six months suffered slightly due to an overweight in technology and media stocks. Local currency returns were mostly negative across the board and weak currencies (notably the euro and the yen) further depressed returns to our shareholders.

             . Internationally, the economies of developed countries are slowing along with the United States. However, we look for economic growth and corporate profits to begin to pick up in the third or fourth quarter of this year. Keeping in mind that the stock market is forward-looking, we believe that today's prices are very near the bottom for the cycle. We continue to find exciting businesses trading at fair to modest valuations (especially in some of the emerging markets) and we are confident that our "growth at a reasonable price" style will reward our investors in the long run.

               We thank you for your investment and look forward to your continued confidence.

               Sincerely,

               International Equity Fund Team     International Equity Fund Team
               Commerce Investment                T. Rowe Price
                 Advisors Inc.                      International, Inc.
               (a subsidiary of Commerce
                 Bank, N.A.)
               May 15, 2001

                                             COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments
April 30, 2001 (Unaudited)


   Shares  Description                                                   Value
  Common Stocks - 94.8%

  Australian Dollar - 0.9%
    16,000 Brambles Industries Ltd. (Transportation/Storage)       $    407,222
    72,000 Publishing & Broadcasting Ltd. (Media)                       385,673
   145,765 Telstra Corp. Ltd. (Utilities)                               495,995
                                                                   ------------
                                                                      1,288,890
 ------------------------------------------------------------------------------
  Brazilian Real - 0.6%
     5,000 Companhia Brasileira de Distribuicao Grupo Pao de
           Acucar ADR (Utilities)                                       142,250
    12,200 Petroleo Brasileiro SA ADR * (Oil & Gas)                     329,400
     5,697 Telecomunicacoes Brasileiras SA ADR
           (Telecommunications)                                         291,914
     4,700 Uniao de Bancos Brasileiros SA GDR (Financial
           Services)                                                    113,035
                                                                   ------------
                                                                        876,599
 ------------------------------------------------------------------------------
  British Pound Sterling - 22.7%
    15,000 Abbey National PLC (Insurance)                               266,073
    36,839 AstraZeneca Group PLC (Diversified Holding Companies)      1,714,800
    20,777 BG Group PLC (Oil & Gas)                                      81,734
    89,000 BP Amoco PLC (Oil & Gas)                                     798,262
    56,722 Cable & Wireless PLC (Telecommunications)                    416,658
    74,888 Cadbury Schweppes PLC (Food Products)                        461,719
    22,000 Celltech Group PLC * (Pharmaceuticals)                       380,799
    58,500 Centrica PLC (Energy)                                        198,123
   240,070 Compass Group PLC * (Food Products)                        1,840,733
    31,000 David S. Smith Holdings PLC (Paper & Forest Products)         67,183
   135,647 Diageo PLC (Beverages/Tobacco)                             1,426,217
    16,500 Dimension Data Holdings PLC * (Computer
           Services/Software)                                            78,127
    44,080 Electrocomponents PLC (Electronics)                          390,319
     6,000 GKN PLC (Industrial Machinery)                                64,759
   206,165 GlaxoSmithKline PLC (Pharmaceuticals)                      5,447,157
   263,379 Granada Compass PLC * (Diversified Holding Companies)        708,316
    62,451 Hays PLC (Diversified Holding Companies)                     296,596
    33,000 Hilton Group PLC (Recreational Services)                     104,916
    23,820 J Sainsbury PLC (Retail Trade)                               135,361
    71,000 Kingfisher PLC (Retail Trade)                                457,045
    57,777 Lattice Group PLC * (Diversified Holding Companies)          107,858
    14,000 Reckitt Benckiser PLC (Consumer Non-Durables)                190,958
   250,045 Reed International PLC (Publishing)                        2,478,788
 ------------------------------------------------------------------------------

   Shares  Description                                                   Value
  Common Stocks - (continued)

  British Pound Sterling - (continued)
    75,963 Rio Tinto PLC (Mining-Metals/Minerals)                  $  1,538,698
   131,104 Royal Bank of Scotland Group PLC (Financial Services)      3,036,343
   387,531 Shell Transport & Trading Co. PLC (Oil & Gas)              3,234,710
    50,000 Standard Chartered PLC (Financial Services)                  708,098
   167,500 Tesco PLC (Food Products)                                    599,022
   170,980 Tomkins PLC (Diversified Holding Companies)                  382,779
    79,571 Unilever PLC (Consumer Products)                             601,003
    17,730 United Business Media PLC * (Publishing)                     184,383
   965,125 Vodafone AirTouch PLC (Telecommunications)                 2,930,349
   129,800 WPP Group PLC (Commercial Services)                        1,555,061
                                                                   ------------
                                                                     32,882,947
 ------------------------------------------------------------------------------
  Canadian Dollar - 0.3%
     4,780 Alcan Aluminum Ltd. (Mining-Metals/Minerals)                 212,704
     7,660 Royal Bank of Canada (Financial Services)                    214,191
                                                                   ------------
                                                                        426,895
 ------------------------------------------------------------------------------
  Danish Krone - 0.1%
     2,070 Tele Danmark AS (Telecommunications)                          78,730
 ------------------------------------------------------------------------------
  Euro - 37.3%
  Belgium - 0.7%
     3,024 Dexia Belgium (Financial Services)                           477,314
    20,948 Fortis Belgium (Insurance)                                   538,997
     1,750 UCB SA (Chemical Products)                                    57,449
                                                                   ------------
                                                                      1,073,760
 ------------------------------------------------------------------------------
  Finland - 2.0%
    86,490 Nokia Oyj (Telecommunications)                             2,862,337
 ------------------------------------------------------------------------------
  France - 13.8%
    17,449 Alcatel (Computers/Office)                                   568,176
     1,980 Altran Technologies SA (Commercial Services)                 128,243
    31,358 Aventis SA (Pharmaceuticals)                               2,426,923
    12,776 Axa (Insurance)                                            1,507,622
    24,212 Banque Nationale de Paris (Banks)                          2,152,506
     5,930 Bouygues SA (Building Materials & Construction)              253,704
       930 Canal Plus (Media)                                             3,325
     2,710 Cap Gemini SA (Computer Services/Software)                   391,685
     4,470 Compagnie de Saint Gobain (Chemical Products)                674,221
     2,550 Equant NV * (Computer Services/Software)                      67,761
 ------------------------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

April 30, 2001 (Unaudited)


   Shares  Description                                                  Value
  Common Stocks - (continued)

  France - (continued)
     2,460 Groupe Danone (Food Products)                          $    319,756
     2,140 Hermes International (Retail Trade)                         307,592
     2,910 L'Oreal SA (Health/Personal Care)                           211,845
     1,109 Lafarge SA (Building Materials & Construction)              106,563
     2,765 Legrand SA (Electronics)                                    632,938
     2,605 LVMH (Louis Vuitton Moet Hennessy) (Consumer Non-
           Durables)                                                   160,866
    54,350 Orange SA (Telecommunications)                              572,878
    22,624 Sanofi-Synthelabo SA (Health/Personal Care)               1,356,945
     2,974 Schneider Electric SA (Electronics)                         203,047
     5,236 Societe Generale (Financial Services)                       337,738
    24,330 Societe Television Francaise 1 (Media)                    1,021,055
     8,180 Sodexho Alliance SA (Food Products)                         402,803
    15,238 STMicroelectronics NV (Electronics-Semiconductors)          614,480
    24,194 Total Fina SA (Oil & Gas)                                 3,606,308
    27,947 Vivendi Universal SA (Diversified Holding Companies)      1,935,326
                                                                  ------------
                                                                    19,964,306
 -----------------------------------------------------------------------------
  Germany - 4.0%
     4,666 Allianz AG (Insurance)                                    1,343,401
     5,369 Bayer AG (Chemical Products)                                226,273
    17,075 Deutsche Bank AG (Financial Services)                     1,393,781
     3,944 Deutsche Telekom AG (Telecommunications)                    102,180
    12,478 E. ON AG (Utilities)                                        628,285
     9,431 Gehe AG (Health/Personal Care)                              376,545
    11,858 HypoVereinsbank (Financial Services)                        661,561
     2,936 Rhoen-Klinikum AG (Health/Personal Care)                    175,835
     3,960 SAP AG (Computer Services/Software)                         629,270
     2,973 Siemens AG * (Electronics & Other Electrical
           Equipment)                                                  219,517
                                                                  ------------
                                                                     5,756,648
 -----------------------------------------------------------------------------
  Italy - 5.8%
    57,000 Alleanza Assicurazioni (Insurance)                          721,680
    11,300 Assicurazioni Generali (Insurance)                          364,944
   523,578 Banca Intesa SPA (Banks)                                  1,965,023
    49,680 Bipop-Carire SPA (Banks)                                    251,689
   173,309 ENI SPA (Oil & Gas)                                       1,187,092
    13,000 Mediaset SPA (Media)                                        151,560
    28,025 Mediolanum SPA (Insurance)                                  360,794
   345,542 Olivetti SPA (Telecommunications)                           774,120
     7,362 San Paolo-IMI SPA (Financial Services)                      102,878
   136,443 Telecom Italia Mobile SPA (Utilities)                       938,208
 -----------------------------------------------------------------------------

    Shares   Description                                               Value
  Common Stocks - (continued)

  Italy - (continued)
      42,820 Telecom Italia SPA (Telecommunications)              $    476,040
     216,504 UniCredito Italiano SPA (Financial Services)            1,021,936
                                                                  ------------
                                                                     8,315,964
 -----------------------------------------------------------------------------
  Luxembourg - 0.1%
         966 Societe Europeenne des Satellites (Media)                 144,847
 -----------------------------------------------------------------------------
  Netherlands - 7.3%
      10,176 ABN AMRO Holding NV (Banks)                               204,950
       1,992 Akzo Nobel NV (Chemical Products)                          82,980
      31,060 ASM Lithography Holdings NV * (Electronics-
             Semiconductors)                                           821,228
      18,050 Elsevier NV (Media)                                       247,109
      26,850 Fortis NV (Insurance)                                     697,051
      39,612 ING Groep NV (Financial Services)                       2,705,168
       3,813 Koninklijke (Royal) KPN NV (Utilities)                     46,619
      49,826 Koninklijke (Royal) Philips Electronics NV
             (Electronics)                                           1,463,731
      26,090 Royal Dutch Petroleum Co. (Energy)                      1,560,199
       3,220 United Pan-Europe Communications NV * (Media)              19,999
      51,920 VNU NV (Publishing)                                     2,158,193
      21,559 Wolters Kluwer NV (Media)                                 596,418
                                                                  ------------
                                                                    10,603,645
 -----------------------------------------------------------------------------
  Portugal - 0.4%
      11,631 Jeronimo Martins SGPS SA (Food Products)                   80,493
      52,380 Portugal Telecom SGPS SA (Telecommunications)             508,427
                                                                  ------------
                                                                       588,920
 -----------------------------------------------------------------------------
  Spain - 3.2%
     106,256 Banco Bilbao Vizcaya SA (Financial Services)            1,510,296
      76,576 Banco Santander Central Hispano SA (Banks)                760,951
      26,528 Endesa SA (Electrical Services)                           446,967
      28,331 Repsol-YPF SA (Oil & Gas)                                 525,356
      65,234 Telefonica SA (Telecommunications)                      1,104,329
       6,557 Telefonica SA ADR (Telecommunications)                    329,555
                                                                  ------------
                                                                     4,677,454
 -----------------------------------------------------------------------------
  Total Euro                                                        53,987,881
 -----------------------------------------------------------------------------
  Hong Kong Dollar - 2.5%
      70,000 Cheung Kong Holdings Ltd. (Real Estate)                   778,626
     183,000 China Telecom Ltd. * (Telecommunications)                 901,039
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             COMMERCE INTERNATIONAL EQUITY FUND



   Shares  Description                                                   Value
  Common Stocks - (continued)

  Hong Kong Dollar - (continued)
    28,000 Henderson Land Development Co. Ltd. (Recreational
           Services)                                               $    128,529
    28,800 HSBC Holdings PLC (Financial Services)                       365,585
   112,100 Hutchison Whampoa Ltd. (Diversified Holding
           Companies)                                                 1,203,792
   131,000 MTR Corp. Ltd. (Diversified Holding Companies)               225,920
                                                                   ------------
                                                                      3,603,491
 ------------------------------------------------------------------------------
  Indian Rupee - 0.7%
    19,000 Global Tele-Systems Ltd. (Telecommunications)                 82,130
    97,958 Hindustan Lever Ltd. (Consumer Non-Durables)                 440,795
    28,225 ICICI Ltd. ADR (Financial Services)                          335,878
     2,580 Infosys Technologies Ltd. (Computer
           Services/Software)                                           205,353
                                                                   ------------
                                                                      1,064,156
 ------------------------------------------------------------------------------
  Japanese Yen - 17.6%
    55,000 Canon, Inc. (Electronics & Other Electrical
           Equipment)                                                 2,158,783
     8,000 FANUC Ltd. (Electronics)                                     447,376
        69 Fuji Television Network, Inc. (Media)                        500,336
    27,000 Fujitsu Ltd. (Computers/Office)                              371,464
    22,000 Hitachi Ltd. (Electronics)                                   213,297
     6,000 Ito-Yokado Co. Ltd. (Retail Trade)                           334,561
    10,000 Kao Corp. (Cosmetics)                                        254,117
    13,000 Kokuyo Co. Ltd. (Computer Services/Software)                 163,072
     9,400 Kyocera Corp. (Electronics & Other Electrical
           Equipment)                                                   898,426
    40,000 Marui Co. Ltd. (Retail Trade)                                540,282
     6,700 Matsushita Communication Industrial Co., Ltd.
           (Telecommunications)                                         368,713
    56,000 Matsushita Electric Industrial Co. Ltd. (Electronics)        933,598
    76,000 Mitsui Fudosan Co. Ltd. (Real Estate)                        753,449
       241 Mizuho Holdings Inc. (Financial Services)                  1,484,247
    14,600 Murata Manufacturing Co. Ltd. (Electronics)                1,227,645
    71,000 NEC Corp. (Electronics)                                    1,295,715
       128 Nippon Telegraph & Telephone Corp. (Utilities)               813,175
    60,000 Nomura Securities Co. Ltd. (Financial Services)            1,267,349
       132 NTT Docomo, Inc. (Telecommunications)                      2,713,390
    23,000 Sankyo Co. Ltd. (Financial Services)                         480,233
    11,000 Seven-Eleven Japan Co. Ltd. (Retail Trade)                   535,022
    15,000 Shin-Etsu Chemical Co. Ltd. (Chemical Products)              602,112
 ------------------------------------------------------------------------------


   Shares  Description                                                  Value
  Common Stocks - (continued)

  Japanese Yen - (continued)
    27,000 Shiseido Co. Ltd. (Health/Personal Care)               $    300,668
    34,900 SONY Corp. (Household Durables)                           2,609,768
    46,000 Sumitomo Corp. (Wholesale Trade)                            339,514
     5,000 TDK Corp. (Household Durables)                              290,535
   112,000 The Sumitomo Bank Ltd. (Banks)                            1,045,992
     7,900 Tokyo Electron Ltd. (Electronics & Other Electrical
           Equipment)                                                  575,406
   157,000 TOSHIBA Corp. (Electronics)                               1,030,445
        45 UFJ Holdings, Inc. (Financial Services)                     323,757
    24,000 Yamanouchi Pharmaceutical Co. Ltd. (Pharmaceuticals)        664,266
                                                                  ------------
                                                                    25,536,713
 -----------------------------------------------------------------------------
  Korean Won - 0.6%
     7,018 Korea Telecom Corp. ADR (Telecommunications)                193,907
     4,277 Samsung Electronics (Electronics)                           743,685
                                                                  ------------
                                                                       937,592
 -----------------------------------------------------------------------------
  Mexican Peso - 1.2%
   128,500 Fomento Economico Mexico SA de CV (Diversified
           Holding Companies)                                          490,409
    88,000 Grupo Financiero Banamex Accival SA de CV (Financial
           Services)                                                   164,786
    13,000 Grupo Iusacell SA de CV (V Shares) ADR*
           (Telecommunications)                                        105,950
    21,212 Grupo Televisa SA GDR* (Media)                              806,692
     3,169 Telefonos de Mexico SA de CV ADR (Communication
           Services)                                                   109,648
                                                                  ------------
                                                                     1,677,485
 -----------------------------------------------------------------------------
  Norwegian Krone - 0.3%
    20,360 Orkla ASA (Food Products)                                   374,779
 -----------------------------------------------------------------------------
  Singapore Dollar - 0.7%
    15,000 DBS Group Holdings Ltd. (Financial Services)                130,972
   112,000 Singapore Telecommunications Ltd.
           (Telecommunications)                                        111,938
   113,696 United Overseas Bank Ltd. (Banks)                           755,476
                                                                  ------------
                                                                       998,386
 -----------------------------------------------------------------------------
  Swedish Krona - 3.5%
     6,691 ABB Ltd. (Electronics)                                      482,102
    18,720 Electrolux AB (Appliance Manufacturer)                      309,384
    28,490 Hennes & Mauritz AB (Retail Trade)                          480,574
   187,700 Nordbanken Holding AB (Financial Services)                1,134,692
     5,530 Sandvik AB (Industrial Machinery)                           128,329
    88,932 Securitas AB (Commercial Services)                        1,729,908
   121,200 Telefonaktiebolaget LM Ericsson AB (B Shares)
           (Telecommunications)                                        779,953
                                                                  ------------
                                                                     5,044,942
 -----------------------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

April 30, 2001 (Unaudited)


  Shares  Description                                                 Value
  Common Stocks - (continued)

  Swiss Franc - 4.0%
    2,464 Adecco SA (Business Services)                         $  1,491,311
    1,640 Credit Suisse Group (Financial Services)                   305,813
      995 Nestle SA (Food Products)                                2,060,144
       98 Roche Holding AG (Health/Personal Care)                    703,853
    8,160 UBS AG (Banks)                                           1,241,744
                                                                ------------
                                                                   5,802,865
 ---------------------------------------------------------------------------
  Taiwan Dollar - 0.5%
  251,000 Taiwan Semiconductor Manufacturing Co. Ltd.
          (Electronics-Semiconductors)                               694,466
 ---------------------------------------------------------------------------
  United States Dollar - 1.3%
   17,159 Celestica, Inc.* (Commercial Services)                     876,825
    3,083 Check Point Software Technologies Ltd.* (Technology
          Services)                                                  193,396
   10,800 Flextronics International Ltd.* (Electronics)              290,412
    9,159 Pohang Iron & Steel Ltd. ADR (Steel)                       183,272
    7,817 SmartForce PLC ADR* (Computer Services/Software)           281,334
                                                                ------------
                                                                   1,825,239
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $148,411,596)                                           $137,102,056
 ---------------------------------------------------------------------------
  Preferred Stocks - 1.5%
  Australian Dollar - 0.7%
  117,215 The News Corp. Ltd. (Media)                           $    944,796
 ---------------------------------------------------------------------------
  Brazilian Real - 0.7%
   43,614 Petroleo Brasileiro SA (Oil & Gas)                       1,064,193
 ---------------------------------------------------------------------------
  United States Dollar - 0.1%
   12,170 Tele Norte Leste Participacoes SA ADR
          (Telecommunications)                                       212,732
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,561,913)                                             $  2,221,721
 ---------------------------------------------------------------------------

   Principal             Interest                    Maturity
     Amount                Rate                        Date                            Value
  Short-Term Obligation - 2.7%

  State Street Bank & Trust Euro - Time Deposit(Euro)
  EUR4,400,000             4.75%                    05/02/2001                   $  3,903,900
 --------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $3,903,900)                                                              $  3,903,900
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $154,877,409)                                                            $143,227,677
 --------------------------------------------------------------------------------------------

(EURO) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
 EUR = Euro currency
 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 GDR--Global Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             COMMERCE INTERNATIONAL EQUITY FUND

                                               As a % of
                                            total net assets

  Common and Preferred Stock Industry Classifications

  Appliance Manufacturer                           0.2%
  Banks                                            5.8
  Beverages/Tobacco                                1.0
  Building Materials & Construction                0.3
  Business Services                                1.0
  Chemical Products                                1.1
  Commercial Services                              3.0
  Communication Services                           0.1
  Computer Services/Software                       1.3
  Computers/Office                                 0.7
  Consumer Non-Durables                            0.5
  Consumer Products                                0.4
  Cosmetics                                        0.2
  Diversified Holding Companies                    4.9
  Electrical Services                              0.3
  Electronics                                      6.5
  Electronics & Other Electrical Equipment         2.7
  Electronics-Semiconductors                       1.5
  Energy                                           1.2
  Financial Services                              12.6
  Food Products                                    4.2
  Health/Personal Care                             2.2
  Household Durables                               2.0
  Industrial Machinery                             0.1
  Insurance                                        4.0
  Media                                            3.4
  Mining-Metals/Minerals                           1.2
  Oil & Gas                                        7.4
  Pharmaceuticals                                  6.2
  Publishing                                       3.3
  Real Estate                                      1.1
  Recreational Services                            0.2
  Retail Trade                                     1.9
  Steel                                            0.1
  Technology Services                              0.1
  Telecommunications                              11.0
  Transportation/Storage                           0.3
  Utilities                                        2.1
  Wholesale Trade                                  0.2
 -----------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                96.3%
 -----------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

COMMERCE BALANCED FUND

 Balanced Fund Overview

 Dear Shareholder:

 We are pleased to report on the performance of the Commerce Balanced Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of -10.79%, based on Net Asset Value (NAV) (assumes fee waivers and expense re-imbursements). The Service Shares had a total return, without sales charge, of -10.91% for the same period based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper Balanced Fund Index six-month return of -2.24%, the composite of 60% of the Standard and Poor's 500 Index with Income and 40% of the Lehman Broth-ers Aggregate Bond Index six-month return of -4.79%, the S&P 500 Stock Index six-month return of -12.07% and the Lehman Brothers Aggregate Bond Index six-month return of 6.22%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. government or by its agencies, instrumentalities, or spon-sored enterprises.)

                   Portfolio Highlights

                   . Our decision last August to overweight the Fund's equities relative to the long-term target mix of 60% equity/40% bond was premature and was a major factor in the Fund's underperformance relative to its benchmark. That having been said, however, we have maintained the equity over-weight, which is now beginning to work in favor of the Fund as the equity market starts to rebound.

                   . The equity portion of the Fund has been investing in a
                     blend of large cap growth and value companies. The large cap companies have been complemented, until recently, with mid-cap growth issues as well. This penalized the equity performance, as the tilt toward growth resulted in weak performance relative to the S&P 500 Index. Over the past six months, the balance between growth and value has been brought into closer alignment. The equity portion is currently overweight the technology, energy, and financial sectors, and underweight consumer durables and non-durables versus the S&P 500 Index.

                   . In the bond portion of the Fund we continued to emphasize corporate and asset backed securities over Treasuries in an effort to maximize credit-adjusted yields. This strategy was rewarded over the past six months as the combination of an aggressive Federal Reserve interest rate reduction and fading fears of a recession helped credit spreads tighten versus Treasury bonds.

                   . Credit spreads remain attractive for most sectors, but
                     going forward we expect to add to our mortgage backed posi-tions, which have lagged the corporate and asset backed markets so far this year.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Balanced Fund Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

                                                          COMMERCE BALANCED FUND
Statement of Investments
April 30, 2001 (Unaudited)


  Shares  Description                                                                    Value
  Common Stocks - 74.9%

  Commercial Services - 1.5%
   11,675 Omnicom Group, Inc.                                                        $1,025,649
 ----------------------------------------------------------------------------------------------
  Communications - 1.7%
   63,700 WorldCom, Inc.*                                                             1,162,525
 ----------------------------------------------------------------------------------------------
  Consumer Non-Durables - 0.7%
   12,000 Anheuser-Busch Cos., Inc.                                                     479,880
 ----------------------------------------------------------------------------------------------
  Consumer Services - 1.1%
   18,000 Comcast Corp.*                                                                790,380
 ----------------------------------------------------------------------------------------------
  Electronic Technology - 16.5%
   10,100 ADC Telecommunications, Inc.*                                                  75,851
   40,000 Altera Corp.*                                                               1,011,600
   14,000 Analog Devices, Inc.*                                                         662,340
   50,000 Cisco Systems, Inc.*                                                          849,000
   12,000 Comverse Technology, Inc.*                                                    822,000
   20,000 Corning, Inc.                                                                 439,400
   15,300 EMC Corp.*                                                                    605,880
   40,000 Intel Corp.                                                                 1,236,400
   25,500 JDS Uniphase Corp.*                                                           545,445
   16,100 Linear Technology Corp.                                                       773,444
   44,000 Microchip Technology, Inc.*                                                 1,272,920
   25,000 Nokia Corp. ADR                                                               854,750
   35,000 Nortel Networks Corp.                                                         535,500
   25,000 Texas Instruments, Inc.                                                       967,500
   15,350 Xilinx, Inc.*                                                                 728,664
                                                                                     ----------
                                                                                     11,380,694
 ----------------------------------------------------------------------------------------------
  Energy Minerals - 4.4%
   21,800 Apache Corp.                                                                1,394,328
    9,300 Exxon Mobil Corp.                                                             823,980
   13,800 Royal Dutch Petroleum Co.                                                     821,514
                                                                                     ----------
                                                                                      3,039,822
 ----------------------------------------------------------------------------------------------
  Finance - 18.8%
   18,225 Ambac Financial Group, Inc.                                                   980,687
   20,000 American International Group, Inc.                                          1,636,000
   38,000 Citigroup, Inc.                                                             1,867,700
   21,000 First Union Corp.                                                             629,370
   42,000 FleetBoston Financial Corp.                                                 1,611,540
   20,000 Lincoln National Corp.                                                        923,200
   23,000 Merrill Lynch & Co., Inc.                                                   1,419,100
   20,150 Morgan Stanley Dean Witter & Co.                                            1,265,219
   25,000 The Bank of New York Co., Inc.                                              1,255,000
   30,000 Wells Fargo & Co.                                                           1,409,100
                                                                                     ----------
                                                                                     12,996,916
 ----------------------------------------------------------------------------------------------
  Health Technology - 5.4%
    4,000 Allergan, Inc.                                                                304,000
   26,700 Medtronic, Inc.                                                             1,190,820
   34,000 Pfizer, Inc.                                                                1,472,200
   20,000 Schering-Plough Corp.                                                         770,800
                                                                                     ----------
                                                                                      3,737,820
 ----------------------------------------------------------------------------------------------
  Industrial Services - 6.7%
   18,000 Dynegy, Inc.                                                                1,041,300
   34,950 Global Marine, Inc.*                                                        1,004,813


  Shares  Description                                                                    Value
  Common Stocks - (continued)

  Industrial Services - (continued)
   32,450 Halliburton Co.                                                           $ 1,402,164
   22,000 Transocean Sedco Forex, Inc.                                                1,194,160
                                                                                    -----------
                                                                                      4,642,437
 ----------------------------------------------------------------------------------------------
  Producer Manufacturing - 5.9%
   15,000 Danaher Corp.                                                                 840,150
   20,000 Dover Corp.                                                                   781,400
   50,000 General Electric Co.                                                        2,426,500
                                                                                    -----------
                                                                                      4,048,050
 ----------------------------------------------------------------------------------------------
  Retail Trade - 4.8%
   14,500 Lowe's Cos., Inc.                                                             913,500
   35,000 Target Corp.                                                                1,345,750
   20,000 Wal-Mart Stores, Inc.                                                       1,034,800
                                                                                    -----------
                                                                                      3,294,050
 ----------------------------------------------------------------------------------------------
  Technology Services - 4.9%
   24,000 First Data Corp.                                                            1,618,560
   14,325 Microsoft Corp.*                                                              970,519
   48,500 Oracle Corp.*                                                                 783,760
                                                                                    -----------
                                                                                      3,372,839
 ----------------------------------------------------------------------------------------------
  Utilities - 2.5%
   36,650 Duke Energy Corp.                                                           1,713,754
 ----------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $50,402,612)                                                                $51,684,816
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
   Amount                 Rate                          Date                             Value
  Fixed Income - 24.1%

  Asset-Backed Securities - 7.4%

  Commercial - 1.2%
  Commercial Mortgage Asset Trust Series 1999-C1, Class B
  $500,000                7.23%                      07/17/2013                     $   515,895
  LB Commercial Conduit Mortgage Trust Series 1999-C1, Class A1
   276,227                6.41                       08/15/2007                         281,985
                                                                                    -----------
                                                                                        797,880
 ----------------------------------------------------------------------------------------------
  Home Equity - 3.3%
  Access Financial Mortgage Loan Trust Series 1996-2, Class A4
   380,793                7.63                       09/18/2021                         390,353
  Advanta Mortgage Loan Trust Series 1994-4, Class A2
   233,792                8.92                       01/25/2026                         244,787
  American Business Financial Services, Inc. Series 1996-1, Class A
   176,217                7.95                       09/15/2026                         183,789
  Corestates Home Equity Trust Series 1993-2, Class A
    63,322                5.10                       03/15/2009                          63,481
  GE Capital Mortgage Services, Inc. Series 1997-HE1, Class M
   454,263                7.50                       03/25/2027                         458,912
  GE Capital Mortgage Services, Inc. Series 1997-HE4, Class M
   466,743                7.14                       12/25/2028                         464,356

      The accompanying notes are an integral part of these financial statements.

COMMERCE BALANCED FUND

April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
   Amount                 Rate                          Date                             Value
  Asset-Backed Securities - (continued)

  Home Equity - (continued)
  Green Tree Home Improvement Loan Trust Series 1997-E, Class HEM1
  $500,000                7.28%                      01/15/2029                     $   504,773
                                                                                    -----------
                                                                                      2,310,451
 ----------------------------------------------------------------------------------------------
  Manufactured Housing - 2.9%
  Green Tree Financial Corp. Series 1993-4, Class A4
  $313,372                6.60%                      01/15/2019                     $   318,416
  Green Tree Financial Corp. Series 1994-2, Class A4
   305,878                7.90                       05/15/2019                         313,086
  Green Tree Financial Corp. Series 1996-4, Class A7
   248,890                7.90                       06/15/2027                         249,819
  Green Tree Financial Corp. Series 1997-3, Class M1
   500,000                7.53                       07/15/2028                         497,344
  Green Tree Financial Corp. Series 1999-1, Class M1
   250,000                6.56                       03/01/2020                         228,285
  Oakwood Mortgage Investors, Inc. Series 1995-B, Class A3
   400,000                6.90                       01/15/2021                         408,622
                                                                                    -----------
                                                                                      2,015,572
 ----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $5,104,126)                                                                 $ 5,123,903
 ----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 3.4%
  Federal Home Loan Mortgage Corp. Series 159, Class H
  $686,189                4.50%                      09/15/2021                        $662,729
  Federal National Mortgage Assn. REMIC Series X-225, Class NB
   154,692                6.50                       12/25/2022                         154,933
  Prudential Home Mortgage Securities Co. Series 1993-28, Class M
   357,714                7.38                       08/25/2023                         364,557
  Residential Asset Securitization REMIC Trust Series 1997-A1, Class A7
   500,000                7.38                       03/25/2027                         509,940
  Residential Funding Mortgage Securities Corp. Series 1995-S4, Class A4
   245,256                8.00                       04/25/2010                         252,077
  Residential Funding Mortgage Securities Corp. Series 1999-S20, Class A1
   414,687                6.50                       09/25/2014                         414,558
 ----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,273,666)                                                                 $ 2,358,794
 ----------------------------------------------------------------------------------------------
  Corporate Obligations - 8.2%

  Financial - 3.4%
  Equitable Life Assurance Society of the United States+
  $400,000                7.70%                      12/01/2015                     $   407,552
  Hanson Overseas BV
   500,000                6.75                       09/15/2005                         497,500
  Metropolitan Life Insurance Co.+
   500,000                7.70                       11/01/2015                         515,780


  Principal             Interest                      Maturity
   Amount                 Rate                          Date                             Value
  Corporate Obligations - (continued)

  Financial - (continued)
  PNC Bank, N.A.
   $500,000               7.88%                      04/15/2005                     $   531,830
  Swiss Bank Corp.
    350,000               7.38                       06/15/2017                         360,472
                                                                                    -----------
                                                                                      2,313,134
 ----------------------------------------------------------------------------------------------
  Industrial - 4.1%
  Conoco, Inc.
    500,000               6.95                       04/15/2029                         487,360
  Receipts on Corporate Securities Trust CHR-1998-1
    691,476               6.50                       08/01/2018                         605,998
  Receipts on Corporate Securities Trust NSC-1998-1+
  1,098,915               6.38                       05/15/2017                       1,009,197
  Service Master Co.
    500,000               7.10                       03/01/2018                         391,385
  St. Paul Companies, Inc.
    350,000               6.38                       12/15/2008                         337,211
                                                                                    -----------
                                                                                      2,831,151
 ----------------------------------------------------------------------------------------------
  Utilities - 0.7%
  GTE Corp.
    500,000               6.84                       04/15/2018                         470,425
 ----------------------------------------------------------------------------------------------
  TOTAL CORPORATE OBLIGATIONS
  (Cost $6,003,762)                                                                 $ 5,614,710
 ----------------------------------------------------------------------------------------------
  Mortgage-Backed Pass-Through Obligations - 5.1%
  Federal Home Loan Mortgage Corporation (FHLMC)
   $448,355               6.00%                      12/01/2013                     $   433,223
  Federal National Mortgage Association (FNMA)
    610,396               7.00                       07/01/2009                         625,846
    211,732               6.50                       02/01/2012                         215,693
    450,636               6.00                       12/01/2013                         447,098
    749,466               5.83                       12/01/2028                         753,093
  Government National Mortgage Association (GNMA)
    329,911               7.50                       08/20/2025                         336,921
    695,272               7.50                       07/20/2026                         709,831
 ----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
  (Cost $3,419,194)                                                                 $ 3,521,705
 ----------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME
  (Cost $16,800,748)                                                                $16,619,112
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                          COMMERCE BALANCED FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 0.4%

  State Street Bank & Trust Co./\
  $  292,000              4.36%                      05/01/2001                     $    292,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $292,000)                                                                   $    292,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $67,495,360)                                                                $ 68,595,928
 -----------------------------------------------------------------------------------------------

 * Non-income producing security
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $292,035.
 + Securities that may be resold to "Qualified Institutional Buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR  --American Depositary Receipt
 REMIC--Real Estate Mortgage Investment Conduit
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

 Bond Fund Overview

 Dear Shareholder:

 We are pleased to report on the performance of the Commerce Bond Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of 6.46%, based on Net Asset Value (NAV) (assumes fee waivers). The Service Shares had a total return, without sales charge, of 6.33% for the same period based on NAV (assumes fee waivers). This compares to the Lipper Intermediate Investment Grade Debt Funds Index six-month return of 6.32% and the Lehman Brothers Aggregate Bond Index six-month return of 6.22%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Gov-ernment or by its agencies, instrumentalities, or spon-sored enterprises.)

                   Portfolio Highlights

                   . During the past six months we are pleased to report that we outperformed both our Lipper peer group and our unman-aged benchmark index (which, of course, has no associated costs). During this period the Fund was positioned with a slightly longer maturity exposure than its benchmark. This allowed us to take advantage of the interest rate rally as the Fed reduced short rates by two percent and intermedi-ate interest rates continued their downward adjustment.

                   . The Fund continued to emphasize high quality corporate
                     bonds and asset backed securities over pure Treasury bonds in an effort to maximize credit-adjusted yield. This strategy proved beneficial as credit conditions improved and the interest rate spread between government and non-government credits contracted. Credit spreads remain at-tractive with A-rated obligations yielding 1.2% to 1.4% more than Treasuries on average, so we expect to continue to emphasize the corporate sector.

                   . Going forward, the Fund will likely also begin to empha-
                     size the mortgage sector, as interest rates have largely made most of their downward move. Mortgages typically ben-efit late in an interest rate cycle as the fear of prepay-ments subside. In addition, we will likely concentrate our reinvestment of cash flow and coupons in the shorter end of the yield curve as we guard against an eventual increase in the overall level of interest rates.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Fixed-Income Funds Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

                                                              COMMERCE BOND FUND

Statement of Investments
April 30, 2001 (Unaudited)


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Asset-Backed Securities - 33.9%

  Commercial - 4.6%
  Asset Securitization Corp. Series 1995-MD4, Class A1
  $10,904,603              7.10%                      08/13/2029                     $ 11,385,988
  Commercial Mortgage Asset Trust Series 1999-C1, Class B
    4,250,000              7.23                       07/17/2013                        4,385,106
  First Union-Lehman Brothers-Bank of America Series 1998-C2, Class B
    5,500,000              6.64                       03/18/2011                        5,506,204
  LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
    7,350,000              6.21                       10/15/2008                        7,296,404
  Mortgage Capital Funding, Inc. Series 1996-MC1, Class A2A
    3,565,043              7.35                       07/15/2005                        3,693,171
                                                                                     ------------
                                                                                       32,266,873
 ------------------------------------------------------------------------------------------------
  Credit Card - 9.4%
  American Express Credit Account Master Trust Series 1994-3, Class A
    7,500,000              7.85                       08/15/2005                        8,008,575
  Chemical Master Credit Card Trust I Series 1996-2, Class A
    5,000,000              5.98                       09/15/2008                        5,023,400
  Citibank Credit Card Master Trust I Series 1997-6, Class B
    5,000,000              6.47                       08/15/2006                        4,160,938
  Citibank Credit Card Master Trust I Series 1999-2, Class B
    3,420,000              6.15                       03/10/2011                        3,314,185
  Discover Card Master Trust I Series 1993-3, Class A
    5,500,000              6.20                       11/15/2003                        5,615,115
  First USA Credit Card Master Trust Series 1997-6, Class B
    4,661,000              6.58                       03/17/2005                        4,766,877
  MBNA Master Credit Card Trust Series 1995-C, Class A
    7,000,000              6.45                       02/15/2008                        7,190,260
  MBNA Master Credit Card Trust Series 1999-B, Class B
    4,000,000              6.20                       08/15/2011                        3,951,005
  Metris Master Trust Series 1997-1, Class A
    5,250,000              6.87                       10/20/2005                        5,348,437
  Metris Master Trust Series 1997-1, Class B
    3,000,000              7.11                       10/20/2005                        3,053,430
  Standard Credit Card Master Trust Series 1995-1, Class A
    7,000,000              8.25                       01/07/2007                        7,624,816
  Standard Credit Card Master Trust Series 1995-1, Class B
    7,000,000              8.45                       01/07/2007                        7,521,800
                                                                                     ------------
                                                                                       65,578,838
 ------------------------------------------------------------------------------------------------
  Home Equity - 8.1%
  Access Financial Mortgage Loan Trust Series 1996-2, Class A4
    2,284,760              7.63                       09/18/2021                        2,342,117
  Advanta Mortgage Loan Trust Series 1994-4, Class A2
    6,546,181              8.92                       01/25/2026                        6,854,032
  American Business Financial Services, Inc. Series 1996-1, Class A
    3,524,346              7.95                       09/15/2026                        3,675,783
  Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
    2,500,000              7.68                       12/25/2029                        2,483,594
  Corestates Home Equity Trust Series 1993-2, Class A
       63,322              5.10                       03/15/2009                           63,481
  GE Capital Mortgage Services, Inc. Series 1997-8, Class A11
    1,750,000              7.25                       10/25/2027                        1,733,585


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                             Value
  Asset-Backed Securities - (continued)

  Home Equity - (continued)
  GE Capital Mortgage Services, Inc. Series 1997-HE1, Class M
  $ 4,032,949              7.50%                      03/25/2027                     $ 4,074,223
  GE Capital Mortgage Services, Inc. Series 1997-HE4, Class M
    3,733,944              7.14                       12/25/2028                       3,714,850
  GE Capital Mortgage Services, Inc. Series 1999-13, Class A12
   13,000,000              6.50                       08/25/2029                      12,784,590
  Green Tree Home Improvement Loan Trust Series 1997-E, Class HEM1
    6,500,000              7.28                       01/15/2029                       6,562,046
  Merrill Lynch Mortgage Investors, Inc. Series 1991-H1, Class M1
    4,000,000              7.36                       07/15/2011                       4,074,072
  Merrill Lynch Mortgage Investors, Inc. Series 1999-H1, Class A3
    7,500,000              6.76                       09/20/2026                       7,598,400
                                                                                     -----------
                                                                                      55,960,773
 -----------------------------------------------------------------------------------------------
  Manufactured Housing - 11.3%
  Associates Manufactured Housing Pass-Through Series 1996-1, Class A5
    7,600,000              7.60                       03/15/2027                       7,985,255
  Associates Manufactured Housing Pass-Through Series 1997-2, Class A4
    2,419,685              6.48                       03/15/2028                       2,433,106
  Green Tree Financial Corp. Series 1993-4, Class A4
    4,387,207              6.60                       01/15/2019                       4,457,831
  Green Tree Financial Corp. Series 1993-4, Class A5
   12,500,000              7.05                       01/15/2019                      12,400,691
  Green Tree Financial Corp. Series 1994-2, Class A4
    8,564,585              7.90                       05/15/2019                       8,766,404
  Green Tree Financial Corp. Series 1995-1, Class B1
    3,256,238              9.00                       06/15/2025                       3,372,717
  Green Tree Financial Corp. Series 1995-5, Class B1
    2,820,247              7.30                       09/15/2026                       2,759,876
  Green Tree Financial Corp. Series 1995-8, Class B1
    1,397,694              7.30                       12/15/2026                       1,353,361
  Green Tree Financial Corp. Series 1996-3, Class A4
      649,233              7.10                       05/15/2027                         658,304
  Green Tree Financial Corp. Series 1996-4, Class A7
    5,873,806              7.90                       06/15/2027                       5,895,722
  Green Tree Financial Corp. Series 1996-8, Class M1
    2,000,000              7.85                       10/15/2027                       2,035,219
  Green Tree Financial Corp. Series 1997-3, Class B1
    3,000,000              7.51                       07/15/2028                       2,945,778
  Green Tree Financial Corp. Series 1997-3, Class M1
    6,500,000              7.53                       07/15/2028                       6,465,469
  Green Tree Financial Corp. Series 1997-6, Class M1
    2,500,000              7.21                       06/15/2027                       2,474,159
  Green Tree Financial Corp. Series 1998-3, Class A6
    1,598,716              6.76                       03/01/2030                       1,492,732
  Green Tree Financial Corp. Series 1999-1, Class M1
    3,500,000              6.56                       03/01/2020                       3,195,998
  Green Tree Financial Corp. Series 1999-1, Class M2
    1,500,000              7.34                       11/01/2028                       1,401,914
  Indymac Manufactured Housing Contract Series 1997-1, Class A3
    2,915,161              6.61                       02/25/2028                       2,924,271

      The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

April 30, 2001 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Asset-Backed Securities - (continued)

  Manufactured Housing - (continued)
  Indymac Manufactured Housing Contract Series 1997-1, Class A4
  $2,082,258              6.75%                      02/25/2028                     $  2,107,798
  Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
   3,471,910              7.13                       05/15/2027                        3,576,418
                                                                                    ------------
                                                                                      78,703,023
 -----------------------------------------------------------------------------------------------
  Utilities - 0.4%
  California Infrastructure PG&E-1 (Pacific Gas and Electric) Series 1997- 1, Class A6
   2,750,000              6.32                       09/25/2005                        2,802,333
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $230,298,417)                                                               $235,311,840
 -----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 7.9%
  Asset Securitization Corp. Series 1997-D4, Class 4IE
  $4,100,000              7.53%                      04/14/2029                     $  4,331,565
  Bear Stearns Mortgage Securities, Inc. Series 1998-1, Class A17
   2,000,000              5.00                       03/25/2028                        1,640,422
  Countrywide Mortgage Backed Securities, Inc. REMIC PAC Series 1993-B,
  Class A5
   1,153,405              6.75                       11/25/2023                        1,163,855
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1579, Class PM
   3,335,000              6.70                       09/15/2023                        3,272,469
  Federal Home Loan Mortgage Corp. Series 1652, Class PJ
   3,000,000              6.60                       08/15/2022                        3,068,430
  Federal National Mortgage Assn. REMIC Series 1992-1, Class E
   1,479,167              7.50                       01/25/2007                        1,526,308
  Federal National Mortgage Assn. Series 1994-97 Class H
   3,197,000              8.75                       12/25/2023                        3,389,561
  GE Capital Mortgage Services, Inc. REMIC 1998-12, Class 1A7
   3,288,082              6.75                       07/25/2028                        3,202,789
  GE Capital Mortgage Services, Inc. Series 1997-12, Class A5
   6,750,000              7.00                       12/25/2027                        6,581,250
  ICI Funding Corp. Series 1997-1, Class A9
   4,500,000              7.75                       03/25/2028                        4,526,685
  Norwest Asset Securities Corp. Series 1998-21, Class B1
   1,149,880              6.50                       09/25/2013                        1,130,988
  PNC Mortgage Securities Corp. REMIC Series 1996-1, Class A10
   1,475,149              7.50                       09/25/2009                        1,521,247
  Principal Residential Mortgage Capital Resources Series 2001-1A, Class A
   1,650,000              5.49                       03/20/2004                        1,651,611
  Prudential Home Mortgage Securities Co. Series 1993-F, Class 1B1
      38,530              6.83                       03/28/2010                           38,530
  Prudential Home Mortgage Securities Co. Series 1993-28, Class M
   4,550,382              7.38                       08/25/2023                        4,637,431
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Collateralized Mortgage Obligations - (continued)

  Residential Asset Securitization REMIC Trust Series 1997-A1, Class A7
  $3,000,000              7.38%                      03/25/2027                     $ 3,059,640
  Residential Funding Mortgage Securities Corp. Series 1999-S14 Class IIA1
   7,001,440              6.50                       06/25/2029                       6,907,341
  Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
   3,317,499              6.50                       09/25/2014                       3,316,464
 ----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $54,032,709)                                                                $54,966,586
 ----------------------------------------------------------------------------------------------
  Corporate Obligations -- 24.6%

  Financial - 11.9%
  Allstate Corp.
  $  814,000              6.75%                      05/15/2018                     $   773,756
  Apache Finance Property Ltd.
   4,500,000              7.00                       03/15/2009                       4,611,127
  Case Corp.
   2,500,000              6.25                       12/01/2003                       1,882,798
  Equitable Life Assurance Society of the United States+
  12,500,000              7.70                       12/01/2015                      12,735,987
  Ford Motor Company Credit Corp.
   5,000,000              6.63                       06/30/2003                       5,113,450
  General Motors Acceptance Corp.
   4,500,000              5.88                       01/22/2003                       4,534,965
   7,000,000              6.63                       10/15/2005                       7,025,158
  Hanson Overseas BV
   7,000,000              6.75                       09/15/2005                       6,965,000
  Household Financial Corp.
   1,500,000              6.50                       11/15/2008                       1,483,980
  Metropolitan Life Insurance Co.+
   8,000,000              7.70                       11/01/2015                       8,252,480
  Morgan Stanley Group, Inc.
   1,400,000              6.70                       05/01/2001                       1,400,084
  National Bank of Canada
   6,000,000              7.75                       11/01/2009                       6,205,428
  PNC Bank, N.A.
   7,000,000              7.88                       04/15/2005                       7,445,620
  Simon Debartolo Group LP
   6,300,000              6.75                       06/15/2005                       6,202,476
  Swiss Bank Corp.
   8,000,000              7.38                       06/15/2017                       8,239,360
                                                                                    -----------
                                                                                     82,871,669
 ----------------------------------------------------------------------------------------------
  Industrial - 10.1%
  Campbell Soup Company
   2,750,000              8.88                       05/01/2021                       3,058,880
  Conoco, Inc.
   3,500,000              6.35                       04/15/2009                       3,492,510
   4,000,000              6.95                       04/15/2029                       3,898,880
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                              COMMERCE BOND FUND

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Corporate Obligations - (continued)

  Industrial - (continued)
  El Paso Energy Corp. Series B
  $   500,000              6.63%                      07/15/2001                     $    502,230
  Ford Motor Co.
    6,750,000              6.50                       08/01/2018                        6,133,117
  General Motors Acceptance Corp.
    5,525,000              6.15                       04/05/2007                        5,361,571
  Lafarge Corp.
    6,000,000              6.88                       07/15/2013                        5,512,434
  Receipts on Corporate Securities Trust CHR-1998-1
    9,450,164              6.50                       08/01/2018                        8,281,973
  Receipts on Corporate Securities Trust NSC-1998-1+
   11,717,924              6.38                       05/15/2017                       10,761,249
  Ryder System, Inc.
    4,000,000              6.60                       11/15/2005                        3,832,760
  Service Master Co.
    6,500,000              7.10                       03/01/2018                        5,088,005
  St. Paul Companies, Inc.
    8,000,000              6.38                       12/15/2008                        7,707,688
  TRW, Inc.
    2,500,000              6.05                       01/15/2005                        2,416,500
  Union Oil Co.
    2,000,000              7.62                       03/21/2002                        2,050,320
    2,000,000              7.70                       04/05/2002                        2,053,640
                                                                                     ------------
                                                                                       70,151,757
 ------------------------------------------------------------------------------------------------
  Real Estate - 0.9%
  Archstone Communities Trust
    6,000,000              8.20                       07/03/2005                        6,315,000
 ------------------------------------------------------------------------------------------------
  Utilities - 1.6%
  GTE Corp.
   12,000,000              6.84                       04/15/2018                       11,290,200
 ------------------------------------------------------------------------------------------------
  TOTAL CORPORATE OBLIGATIONS
  (Cost $177,379,685)                                                                $170,628,626
 ------------------------------------------------------------------------------------------------
  Mortgage-Backed Pass-Through Obligations - 24.3%
  Federal Home Loan Mortgage Corporation (FHLMC)
  $ 1,120,888              6.00%                      12/01/2013                     $  1,083,058
    2,485,114              8.50                       02/01/2019                        2,654,971
    2,647,611              8.50                       03/01/2021                        2,828,787
   19,141,248              7.00                       05/01/2026                       19,356,587
    9,201,594              7.00                       10/01/2030                        9,282,108
    7,460,249              7.50                       12/01/2030                        7,618,779
   18,723,174              7.50                       01/01/2031                       19,121,042
  Federal National Mortgage Association (FNMA)
    4,278,968              5.50                       01/01/2009                        4,196,042
    3,428,902              7.00                       07/01/2009                        3,515,687
   26,500,000              7.13                       06/15/2010                       28,557,990
    1,493,479              6.50                       02/01/2012                        1,521,420
    1,487,098              6.00                       12/01/2013                        1,475,424
    1,343,567              6.50                       07/01/2014                        1,335,586
 ------------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Mortgage-Backed Pass-Through Obligations - (continued)

  Federal National Mortgage Association (FNMA) - (continued)
  $ 1,836,727              9.00%                      11/01/2021                     $  1,953,561
      815,112              6.50                       04/01/2024                          810,270
      975,574              6.50                       05/01/2024                          969,779
    1,758,466              6.50                       07/01/2024                        1,748,021
      868,622              6.50                       08/01/2024                          863,463
    2,943,533              6.50                       09/01/2024                        2,926,049
      671,494              9.00                       02/01/2025                          717,028
    2,187,931              6.50                       03/01/2026                        2,170,143
    1,300,201              8.00                       07/01/2028                        1,350,584
    1,195,881              7.00                       08/01/2028                        1,206,345
      787,605              7.00                       09/01/2028                          794,496
    1,616,096              7.00                       10/01/2028                        1,630,237
    6,332,985              5.83                       12/01/2028                        6,363,637
    3,449,465              6.50                       12/01/2028                        3,418,212
    1,039,362              7.00                       12/01/2028                        1,048,457
    2,289,802              6.50                       01/01/2029                        2,269,057
    1,512,871              6.00                       07/01/2029                        1,464,641
    8,500,452              7.50                       09/01/2029                        8,673,096
    6,882,189              7.50                       03/01/2031                        7,021,966
  Government National Mortgage Association (GNMA)
    4,309,186              8.00                       02/15/2022                        4,499,050
    2,965,647              7.50                       08/20/2025                        3,028,667
   11,002,683              7.50                       07/20/2026                       11,233,079
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
  (Cost $165,593,306)                                                                $168,707,319
 ------------------------------------------------------------------------------------------------
  U.S. Government Agency Obligations - 2.7%
  Federal National Mortgage Association
  $ 8,000,000              6.00%                      12/15/2005                     $  8,188,720
   10,000,000              6.38                       06/15/2009                       10,287,500
 ------------------------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $17,634,989)                                                                 $ 18,476,220
 ------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.2%
  United States Treasury Bonds
  $28,800,000              7.88%                      02/15/2021                     $ 35,329,536
  United States Treasury Notes
    1,000,000              5.63                       05/15/2008                        1,023,590
 ------------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $34,857,162)                                                                 $ 36,353,126
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 0.6%

  State Street Bank & Trust Co./\
  $4,281,000              4.36%                      05/01/2001                     $  4,281,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $4,281,000)                                                                 $  4,281,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $684,077,268)                                                               $688,724,717
 -----------------------------------------------------------------------------------------------

 + Securities that may be resold to "Qualified Institutional Buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $4,281,518.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
 ------------------------------------------------------------------------------
 Investment Abbreviations:
 PAC  --Planned Amortization Class
 REMIC--Real Estate Mortgage Investment Conduit
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             COMMERCE SHORT-TERM GOVERNMENT FUND
 Short-Term Government Fund Overview
 Dear Shareholder:

 We are pleased to report on the performance of the Commerce Short-Term Gov-ernment Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of 5.65%, based on Net Asset Value (NAV) (assumes fee waivers and expense reimbursements). The Service Shares had a total return, without sales charge, of 5.46% for the same period based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper Short-Term U.S. Government Fund Index six-month return of 5.08% and the Salomon Brothers Treasury/Government Sponsored 1-5 Year Index six-month return of 5.61%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . During the past six months we are pleased to report that both share classes outperformed our Lipper peer group and the Institutional Share class also managed to beat the Fund's unmanaged benchmark index (which, of course, has no associated costs). During this period we positioned the Fund at the long end of its average maturity range, with close to a three-year average maturity. This strategy was employed to take advantage of the positively sloped yield curve and our outlook for falling short-term rates.

                   . The Fund continues to emphasize high-quality AAA and
                     government-backed mortgage securities with short, stable average maturities. These securities tend to provide higher yields than typical agency debentures, and have benefited materially from the more positively sloped yield curve environment. We've also added a modest exposure to the Treasury sector to afford the Fund additional liquidity as it has continued to grow.

                   . More than half the portfolio remains invested in straight agency credits, including the newer "benchmark" issues that provide liquidity similar to Treasuries but yields that are 40 to 60 basis points higher than Treasuries. Importantly, none of these securities are callable, and all have participated fully in the interest rate rally.

                   . As the Federal Reserve has lowered interest rates, credit conditions have begun to improve modestly. This has lessened the differential in yields between the various Agency securities and has benefited shareholders of the Fund.

                   . Going forward, we continue to expect the Federal Reserve to modestly lower the Fed funds rate target, probably to around 3.5% during the third quarter of the year. We doubt, however, that the rest of the interest rate curve will participate in the rally. As such, we are beginning to concentrate cash flow and reinvestments in the very shortest end of the interest rate curve in an effort to anticipate the economic recovery and the eventual pressure that this recovery will have on interest rates.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Fixed-Income Funds Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments
April 30, 2001 (Unaudited)


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Collateralized Mortgage Obligations - 43.2%

  Bear Stearns Mortgage Securities, Inc. Series 1998-1, Class A17
  $   250,000              5.00%                      03/25/2028                     $    205,053
  Chase Mortgage Finance Corp. Series 1999-S1, Class A17
      320,000              6.75                       02/25/2029                          299,898
  Countrywide Funding Corp. Series 1994-7, Class A7
      730,000              6.50                       03/25/2024                          728,628
  Countrywide Home Loans, Inc. Series 1997-4, Class A
      272,379              8.00                       07/25/2027                          282,177
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1205, Class G
      137,719              7.00                       03/15/2007                          141,033
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1255, Class G
       44,963              7.50                       07/15/2021                           45,300
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1526, Class N
      103,567              6.50                       12/15/2022                          103,567
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1619, Class EC
      284,187              5.60                       11/15/2023                          284,187
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1621, Class K
      230,000              6.50                       11/15/2023                          224,609
  Federal Home Loan Mortgage Corp. REMIC PAC Series 1727, Class KA
      172,788              6.50                       05/15/2024                          173,057
  Federal Home Loan Mortgage Corp. REMIC PAC Series 2103, Class TE
      625,000              6.00                       12/15/2028                          576,756
  Federal Home Loan Mortgage Corp. REMIC PAC Series 2109, Class PE
      995,000              6.00                       12/15/2028                          914,773
  Federal Home Loan Mortgage Corp. REMIC PAC Series 44, Class E
      257,699              9.00                       11/15/2019                          260,194
  Federal Home Loan Mortgage Corp. REMIC Series 1574, Class P
       16,273              6.50                       07/15/2023                           16,262
  Federal Home Loan Mortgage Corp. REMIC Series 1617, Class C
      149,000              6.50                       02/15/2023                          148,766
  Federal Home Loan Mortgage Corp. REMIC Series 1632, Class B
      200,000              6.00                       11/15/2023                          188,312
  Federal Home Loan Mortgage Corp. REMIC Series 1727, Class E
       58,386              6.50                       04/15/2018                           58,405
  Federal Home Loan Mortgage Corp. Series 1163, Class JA
      827,403              7.00                       11/15/2021                          835,933
  Federal Home Loan Mortgage Corp. Series 159, Class H
      133,565              4.50                       09/15/2021                          128,998
 ------------------------------------------------------------------------------------------------


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Collateralized Mortgage Obligations - (continued)

  Federal Home Loan Mortgage Corp. Series 1614, Class MB
  $ 1,915,576              6.50%                      12/15/2009                     $  1,902,990
  Federal Home Loan Mortgage Corp. Series 1650, Class K
      880,000              6.50                       01/15/2024                          860,165
  Federal Home Loan Mortgage Corp. Series 1652, Class PJ
    1,000,000              6.60                       08/15/2022                        1,022,810
  Federal Home Loan Mortgage Corp. Series 2200, Class C
    1,079,308              6.50                       01/15/2028                        1,095,832
  Federal National Mortgage Assn. REMIC PAC Series 1991-118, Class K
       62,947              7.00                       08/25/2021                           63,360
  Federal National Mortgage Assn. REMIC PAC Series 1991-94, Class E
    1,249,741              6.90                       07/25/2021                        1,080,239
  Federal National Mortgage Assn. REMIC PAC Series 1993-19, Class J
      535,000              5.00                       04/25/2022                          519,619
  Federal National Mortgage Assn. REMIC PAC Series 1996-28, Class PE
      281,000              6.50                       03/25/2020                          284,951
  Federal National Mortgage Assn. REMIC PAC Series G92-35, Class D
       69,923              4.50                       08/25/2021                           69,508
  Federal National Mortgage Assn. REMIC PAC Series G93-16, Class H
      360,000              4.59                       04/25/2021                          352,462
  Federal National Mortgage Assn. REMIC Series 1992-1, Class E
      211,309              7.50                       01/25/2007                          218,044
  Federal National Mortgage Assn. REMIC Series 1993-130, Class H
      609,240              6.30                       09/25/2018                          613,809
  Federal National Mortgage Assn. REMIC Series 1993-225, Class G
      630,334              6.50                       11/25/2022                          622,278
  Federal National Mortgage Assn. REMIC Series 1993-225, Class NC
    3,229,000              6.50                       03/25/2023                        3,261,290
  Federal National Mortgage Assn. REMIC Series 1993-245, Class N
      187,623              6.50                       12/25/2023                          188,736
  Federal National Mortgage Assn. REMIC Series X-225, Class NB
      334,135              6.50                       12/25/2022                          334,656
  Federal National Mortgage Assn. Series 1993-183, Class K
      500,000              6.50                       07/25/2023                          487,500
  Federal National Mortgage Assn. Series 1993-76, Class A
      390,136              6.00                       06/25/2008                          390,623
  Federal National Mortgage Assn. Series 1995-19, Class L
      171,021              6.25                       08/25/2008                          168,775
  Federal National Mortgage Assn. Series 1997-58, Class DC
      700,000              7.00                       01/20/2013                          715,526
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             COMMERCE SHORT-TERM GOVERNMENT FUND

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Collateralized Mortgage Obligations - (continued)

  Federal National Mortgage Assn. Series 1997-58, Class G
  $   463,700              6.50%                      03/20/2023                     $    464,132
  Federal National Mortgage Assn. Series 1998-63, Class PL
      530,000              6.00                       11/25/2027                          499,853
  Federal National Mortgage Association REMIC Series 1992, Class 89
      860,266              7.49                       06/25/2022                          672,809
  Federal National Mortgage Association REMIC Series 1993-182, Class FA
      534,335              4.21                       09/25/2023                          500,100
  Federal National Mortgage Association REMIC Series 1993-89, Class D
      231,000              7.00                       06/25/2023                          231,577
  Federal National Mortgage Association REMIC Series 1996-68, Class VC
    3,600,000              6.50                       09/18/2010                        3,592,116
  Federal National Mortgage Association REMIC Series G94-9, Class Project
    2,100,000              6.50                       08/17/2024                        2,046,828
  First Nationwide Trust Series 1998-3, Class 1PPA
       94,591              6.50                       09/19/2028                           93,133
  GE Capital Mortgage Services, Inc. Series 1997-12, Class A5
      750,000              7.00                       12/25/2027                          731,250
  GE Capital Mortgage Services, Inc. Series 1997-9, Class 2A7
      695,595              7.00                       10/25/2027                          699,720
  ICI Funding Corp. Series 1997-1, Class A9
    1,500,000              7.75                       03/25/2028                        1,508,895
  Independent National Mortgage Corp. Series 1994-L, Class A6
      718,603              8.00                       08/25/2024                          738,135
  Prudential Home Mortgage Securities Co. REMIC PAC Series 1993-3, Class A6
    1,648,787              7.40                       02/25/2008                        1,666,297
  Prudential Home Mortgage Securities Co. Series 1993-28, Class M
    1,073,141              7.38                       08/25/2023                        1,093,670
  Residential Accredit Loans, Inc. Series 1997-QS07, Class A4
    2,000,000              7.50                       07/25/2027                        2,011,240
  Residential Accredit Loans, Inc. Series 1999-QS02, Class A5
    1,750,000              6.50                       02/25/2029                        1,642,812
  Residential Asset Securitization REMIC Trust Series 1997-A5, Class A13
      470,849              7.75                       07/25/2027                          478,500
  Residential Asset Securitization Trust Series 1997-A7, Class A5
    1,307,534              7.50                       09/25/2027                        1,312,019
  Residential Funding Mortgage Securities Series 1993-S49, Class A2
       98,169              6.00                       12/25/2008                           98,567
  Residential Funding Mortgage Securities I, Inc. REMIC Series 1995-S12, Class A2
      659,751              7.25                       08/25/2010                          672,946
 ------------------------------------------------------------------------------------------------


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Collateralized Mortgage Obligations - (continued)

  Residential Funding Mortgage Securities I, Inc. REMIC Series 1997-S3, Class A3
  $    27,777              7.30%                      03/25/2007                     $     27,689
  Residential Funding Mortgage Securities I, Inc. Series 1998-S13, Class A14
      938,000              6.75                       06/25/2028                          883,155
  Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
    2,073,437              6.50                       09/25/2014                        2,071,488
  Saxon Mortgage Securities Corp. REMIC Series 1993-8A, Class 1A5
      500,000              7.38                       09/25/2023                          502,415
  Securitized Asset Sales, Inc. Series 1993-7, Class TA6
      470,000              6.25                       12/25/2023                          461,333
 ------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $44,422,969)                                                                 $ 44,569,760
 ------------------------------------------------------------------------------------------------
  Mortgage-Backed Pass-Through Obligations - 2.1%

  Federal Home Loan Mortgage Corp. (FHLMC)
  $    57,024              8.25%                      08/01/2001                     $     57,042
       40,022              7.75                       09/01/2007                           41,094
  Federal National Mortgage Association (FNMA)
      485,032              6.50                       04/01/2003                          490,004
      182,059              8.00                       12/01/2007                          188,263
      211,732              6.50                       02/01/2012                          215,693
       90,065              9.00                       07/01/2024                           96,157
      749,466              5.83                       12/01/2028                          753,093
  Government National Mortgage Association (GNMA)
      110,386              8.00                       10/15/2016                          115,802
      217,835              8.00                       07/15/2017                          228,304
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
  (Cost $2,127,590)                                                                  $  2,185,452
 ------------------------------------------------------------------------------------------------
  U.S. Government Agency Obligations - 43.7%

  Detroit MI U.S. Government Guarantee Note Series A11
  $   100,000              6.44%                      08/01/2002                     $    101,953
  Federal Home Loan Bank
    1,250,000              7.44                       08/10/2001                        1,258,987
    3,000,000              5.88                       08/15/2001                        3,009,840
    1,750,000              6.63                       08/28/2001                        1,764,432
      500,000              5.88                       09/17/2001                          502,185
      965,000              7.56                       02/27/2002                          988,971
    4,500,000              7.17                       07/22/2002                        4,643,415
    2,000,000              5.13                       09/15/2003                        2,012,500
    1,630,000              6.89                       04/06/2004                        1,713,032
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND
Statement of Investments (continued)
April 30, 2001 (Unaudited)


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                             Value
  U.S. Government Agency Obligations - (continued)

  Federal Home Loan Mortgage Corporation
  $   500,000              6.70%                      07/25/2001                     $   502,185
    2,000,000              5.00                       01/15/2004                       2,003,440
      200,000              5.75                       04/15/2008                         199,874
    1,537,440              6.92                       04/25/2024                       1,240,038
  Federal National Mortgage Association
      700,000              6.38                       08/14/2001                         703,059
      500,000              7.50                       02/11/2002                         511,485
    7,500,000              5.25                       01/15/2003                       7,577,325
   10,000,000              5.75                       04/15/2003                      10,200,000
      330,000              6.05                       05/29/2003                         330,465
      625,000              7.40                       07/01/2004                         665,919
      750,000              6.50                       08/15/2004                         781,995
      215,000              7.88                       02/24/2005                         235,223
      500,000              7.65                       03/10/2005                         540,860
    3,000,000              6.00                       12/15/2005                       3,070,770
  Tennessee Valley Authority 1995 Series A
      436,000              6.38                       06/15/2005                         453,780
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $44,153,347)                                                                 $45,011,733
 -----------------------------------------------------------------------------------------------


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  U.S. Treasury Obligations - 9.0%

  United States Treasury Notes
  $1,000,000              6.25%                      02/15/2003                     $  1,032,500
   2,000,000              5.50                       03/31/2003                        2,042,180
   1,000,000              5.75                       04/30/2003                        1,026,720
   2,000,000              5.50                       05/31/2003                        2,044,380
   2,000,000              5.38                       06/30/2003                        2,040,620
   1,000,000              5.75                       08/15/2003                        1,028,750
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,977,640)                                                                 $  9,215,150
 -----------------------------------------------------------------------------------------------
  Repurchase Agreement - 1.3%
  State Street Bank & Trust Co./\
  $1,356,000              4.36%                      05/01/2001                     $  1,356,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,356,000)                                                                 $  1,356,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $101,037,546)                                                               $102,338,095
 -----------------------------------------------------------------------------------------------

/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $1,356,164.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 PAC  --Planned Amortization Class
 REMIC--Real Estate Mortgage Investment Conduit
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

 National Tax-Free Intermediate Bond Fund Overview

 Dear Shareholder:

 We are pleased to report on the performance of the Commerce National Tax-Free Intermediate Bond Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of 4.16%, based on Net Asset Value (NAV) (assumes fee waivers and expense reimbursements). The Service Shares had a total return, without sales charge, of 1.63% for the period ended April 30, 2001 based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper Intermediate Municipal Funds Index six-month return of 3.87% and the Merrill Lynch Municipal Intermediate Index six-month return of 4.25%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . The economic story continued to worsen throughout the first half of the Fund's fiscal year, forcing the Federal Reserve to lower short-term interest rates 1.50% over a four month time period. In reaction to the slowing economy and the prospect of an accommodating Federal Reserve policy shift from a tightening mode to an easing mode, short-term bond yields declined dramatically. In October 2000, the difference in yield between a 1-year and 30-year municipal bond was approximately 1.25%. By the end of April 2001, that relationship ballooned to over 2.25%. Needless to say, those investors holding bonds with shorter maturities realized the highest risk-adjusted returns.

                   . Accompanying the lower interest rates was a surge in new issue supply as municipal issuers sought to refinance existing debt at lower yields. Total new issue volume has jumped to $77.4 billion thus far in calendar year 2001 versus $56.8 billion over the same time period in 2000. This deluge of new supply weighed heavily on the municipal bond market, forcing many credits and sectors to trade at relatively higher yields.

                   . The Fund was positioned to take advantage of a steeper
                     yield curve by limiting its exposure to bonds with long maturities, producing superior returns relative to its peers. The Fund also benefited by owning bank-qualified municipal bonds. These bonds usually trade at lower relative yields due to the additional tax benefit banks receive for purchasing them. With the economy running strong the last several years, however, most banks had little extra capital to invest in municipal bonds. Without banks' support, bank-qualified bonds traded at historically high yields, presenting an opportunity for patient investors.

                   . We are looking for the U.S. economy to rebound in the
                     latter part of 2001. For the balance of the year this will likely mean that bond investors achieve positive returns via their coupon payment with little opportunity for price appreciation. Our focus remains on improving the Fund's relative yield. We continue to incrementally add the higher yielding sectors of the municipal market, such as housing, hospital and lease revenue bonds.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Fixed-Income Funds Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments
April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - 99.8%

  Alabama - 0.6%
  Jefferson County AL GO Bonds (Refunding warrants) (AA-/A1)
  $1,000,000              5.20%                      04/01/2007                     $ 1,037,510
 ----------------------------------------------------------------------------------------------
  Arizona - 1.5%
  Maricopa County AZ School District #6 GO Bonds (Washington Elementary-
  Professors of 1996) Series C (FGIC) (AAA/Aaa)
   1,250,000              4.00                       07/01/2011                       1,196,463
  Phoenix AZ GO Bonds Series B (AA+/Aa1)
   1,000,000              5.50                       07/01/2004                       1,053,790
  Tempe AZ GO Bonds (AA+/Aa1)
     500,000              6.60                       07/01/2006                         560,295
                                                                                    -----------
                                                                                      2,810,548
 ----------------------------------------------------------------------------------------------
  Arkansas - 1.0%
  Arkansas State Development Finance Authority Revenue Bonds (Single
  Family Mortgage Backed Securities Program) Series A (GNMA/FNMA) (AAA/NR)
     300,000              5.65                       07/01/2011                         311,370
  Arkansas State Federal Highway Grant Anticipation GO Bonds Series A
  (AA/Aa2)
   1,390,000              5.50                       08/01/2006                       1,491,748
                                                                                    -----------
                                                                                      1,803,118
 ----------------------------------------------------------------------------------------------
  California - 1.1%
  California Statewide Community Development Authority Certificate
  Participation (Children's Hospital Los Angeles) (A+/A1)
   2,000,000              5.13                       08/15/2019                       1,966,060
 ----------------------------------------------------------------------------------------------
  Colorado - 2.0%
  Colorado Housing Finance Authority Revenue Bonds (Single Family Program)
  Series D-3 (AA/Aa2)
     500,000              5.15                       04/01/2011                         519,250
  Weld County CO Certificates Participation (Library District) (AA/NR)
     595,000              4.50                       12/15/2009                         584,968
     625,000              4.60                       12/15/2010                         613,544
     650,000              4.65                       12/15/2011                         635,590
     685,000              4.80                       12/15/2012                         670,642
     715,000              4.90                       12/15/2013                         698,526
                                                                                    -----------
                                                                                      3,722,520
 ----------------------------------------------------------------------------------------------
  District of Columbia - 0.3%
  District of Columbia Revenue Bonds (World Wildlife Fund) Series A
  (AMBAC) (AAA/Aaa)
     555,000              5.75                       07/01/2011                         605,899
 ----------------------------------------------------------------------------------------------
  Florida - 0.5%
  Florida State Board of Education Capital Outlay GO Bonds (Refunding
  Public Education) Series D (AA+/Aa2)
     895,000              5.50                       06/01/2009                         964,443
 ----------------------------------------------------------------------------------------------


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Georgia - 3.6%
  Fayette County GA School District Refunding GO Bonds (FGIC) (AAA/Aaa)
  $1,000,000              6.10%                      03/01/2003                     $ 1,040,660
  George L Smith II GA World Congress Control Revenue Bonds (Domed Stadium
  Project) (MBIA) (AAA/Aaa)
   2,000,000              6.00                       07/01/2011                       2,210,960
  Georgia Private Colleges & University Revenue Bonds Series A (NR/A3)
   1,000,000              5.25                       10/01/2020                         969,190
  Georgia State GO Bonds Series B (AAA/Aaa)
     850,000              6.25                       04/01/2002                         874,233
  Georgia State GO Bonds Series D (AAA/Aaa)
   1,000,000              5.50                       08/01/2005                       1,066,800
  Gwinnett County GA School District GO Bonds Series A (AA+/Aa1)
     500,000              6.00                       02/01/2002                         510,675
                                                                                    -----------
                                                                                      6,672,518
 ----------------------------------------------------------------------------------------------
  Hawaii - 1.5%
  Hawaii State GO Bonds (Refunding Series BV) (A+/Aa3)
     700,000              5.85                       11/01/2001                         709,303
  Honolulu HI City and County GO Bonds Series A (AA-/Aaa)
   1,000,000              6.40                       08/01/2002                       1,017,810
  Honolulu HI City and County Revenue Bonds Series A (AA- /Aa3)
   1,000,000              7.25                       07/01/2002                       1,044,340
                                                                                    -----------
                                                                                      2,771,453
 ----------------------------------------------------------------------------------------------
  Illinois - 6.0%
  Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)
   1,000,000              6.13                       01/01/2017                       1,087,390
   1,000,000              6.00                       01/01/2018                       1,078,010
   1,000,000              6.00                       01/01/2019                       1,074,710
  Chicago IL Metropolitan Water Reclamation GO Bonds (AA+/Aa1)
   1,500,000              4.90                       12/01/2001                       1,515,045
  Chicago IL Park District GO Bonds (AA/Aa3)
     500,000              6.40                       01/01/2004                         520,655
  Chicago IL Public Building Community Building Revenue Bonds Series C
  (FGIC) (AAA/Aaa)
     500,000              5.50                       02/01/2006                         529,425
  Cook County IL GO Bonds (Refunding Series A) (AAA/Aaa)
   1,445,000              5.00                       11/15/2022                       1,364,889
  Elgin IL GO Bonds (Refunding Series B) (NR/Aa2)
      25,000              4.80                       01/01/2010                          25,211
  Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue
  Bonds (Prerefunded Series A) (NR/Aaa)
     415,000              7.25                       06/15/2005                         468,556
  Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue
  Bonds (Unrefunded Series A) (NR/Aa3)
     445,000              7.25                       06/15/2005                         500,443
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Illinois - (continued)
  Kane County IL School District #101 GO Bonds (Batavia Building) (FSA) (NR/Aaa)
  $1,075,000              7.88%                      12/30/2007                     $ 1,291,247
  Kankakee River IL Metropolitan Agency Sewer Treatment Facilities Revenue Bonds
    (FGIC) (AAA/Aaa)
   1,665,000              5.00                       05/01/2022                       1,573,958
                                                                                    -----------
                                                                                     11,029,539
 ----------------------------------------------------------------------------------------------
  Indiana - 6.0%
  East Allen IN Elementary School Building Corp. Revenue Bonds (First Mortgage)
    (FSA) (AAA/Aaa)
   2,015,000              5.88                       07/01/2012                       2,149,159
  Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
     890,000              4.75                       08/15/2011                         863,166
   1,500,000              5.25                       08/15/2018                       1,407,060
  Indiana MSD Wabash Building Corp. Revenue Bonds (Refunding First Mortgage) (FSA)
    (AAA/Aaa)
     500,000              6.25                       07/01/2010                         561,870
  Merrillville IN Multi. School Building Revenue Bonds (AAA/Aaa)
   2,500,000              6.65                       07/01/2006                       2,801,075
  Plymouth IN Multi. School Building Revenue Bonds (AAA/Aaa)
   1,400,000              5.75                       07/01/2006                       1,502,620
  Wells County IN Hospital Authority Revenue Bonds (Caylor-Nickel Medical Center
    Inc.) (NR/NR)
   1,500,000              8.75                       04/15/2012                       1,683,090
                                                                                    -----------
                                                                                     10,968,040
 ----------------------------------------------------------------------------------------------
  Iowa - 1.8%
  Des Moines IA GO Bonds (Refunding Series F) (AA+/Aa2)
   1,000,000              5.00                       06/01/2006                       1,038,010
  Iowa City Sewer Revenue Bonds (AMBAC) (AAA/Aaa)
     250,000              6.00                       07/01/2008                         254,747
  Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (NR/Aaa)
   2,000,000              5.70                       06/01/2009                       2,087,960
                                                                                    -----------
                                                                                      3,380,717
 ----------------------------------------------------------------------------------------------
  Kansas - 1.1%
  Kansas Independent College Finance Authority Educational Facilities Revenue Bonds
    (Benedictine College Project) (NR/NR)
     855,000              6.25                       10/01/2010                         863,011
  Kansas State Development Finance Authority Revenue Bonds
    (Public Water Supply Revolving Loan 2) (NR/A2)
     500,000              4.00                       04/01/2002                         503,640
  Olathe KS Certificate Participation Series A (A-/A1)
     250,000              4.80                       09/01/2007                         257,265
  Sedgwick County KS GO Bonds Series A (AA+/Aa1)
     380,000              4.25                       08/01/2003                         386,164
                                                                                    -----------
                                                                                      2,010,080
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Kentucky - 1.7%
  Boone County KY School Building Revenue Bonds (NR/Aa3)
  $  285,000              5.70%                      02/01/2016                     $   301,233
  Jefferson County KY GO Bonds Series C (AA/Aa2)
     465,000              5.38                       05/15/2007                         490,552
     460,000              5.45                       05/15/2008                         486,942
  Kentucky Asset/Liability Community General Funding Revenue Bonds (Project Notes
    First Series) (AA-/Aa3)
     755,000              4.00                       03/01/2003                         759,734
  Louisville KY Waterworks Board Water Systems Revenue Bonds (Louisville Water
    Co.) (AA/Aa1)
   1,000,000              5.40                       11/15/2004                       1,020,000
                                                                                    -----------
                                                                                      3,058,461
 ----------------------------------------------------------------------------------------------
  Louisiana - 0.5%
  Caddo Parish LA Parishwide School District GO Bonds (MBIA) (AAA/Aaa)
     265,000              6.25                       03/01/2005                         287,027
  Orleans Parish LA Parishwide School District Revenue Bonds (NR/Aaa)
     500,000              7.00                       09/01/2003                         537,600
                                                                                    -----------
                                                                                        824,627
 ----------------------------------------------------------------------------------------------
  Maine - 0.7%
  Regional Waste System ME Solid Waste Revenue Bonds Series P (AA/NR)
   1,000,000              5.25                       07/01/2004                       1,038,830
     300,000              5.38                       07/01/2005                         314,712
                                                                                    -----------
                                                                                      1,353,542
 ----------------------------------------------------------------------------------------------
  Maryland - 0.5%
  Maryland GO Bonds (Washington Suburban Sanitation District Sewage Disposal) First
    Series (AAA/Aaa)
   1,000,000              6.40                       06/01/2001                       1,002,020
 ----------------------------------------------------------------------------------------------
  Massachusetts - 0.0%
  Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston
    College) Series L (AA-/Aa3)
      10,000              5.25                       06/01/2013                          10,285
 ----------------------------------------------------------------------------------------------
  Michigan - 9.8%
  Detroit MI Sewage Disposal Revenue Bonds Series A (AAA/Aaa)
     300,000              6.00                       07/01/2004                         319,650
  Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment
    Facilities) (FGIC) (AAA/Aaa)
     550,000              4.00                       05/01/2014                         497,409
  Greenville MI Public Schools GO Bonds (MBIA) (AAA/Aaa)
     200,000              5.75                       05/01/2007                         213,488
  Lake Orion MI Community School District GO Bonds Series A (FSA) (Q-SBLF) (AAA/Aaa)
   2,000,000              6.00                       05/01/2017                       2,146,460
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Michigan - (continued)
  Michigan Higher Education Facilities Authority Limited Obligation
    Revenue Bonds (Calvin College Project) (NR/NR)
  $  500,000              5.40%                      12/01/2011                     $   504,070
   1,125,000              5.55                       12/01/2013                       1,126,597
   1,800,000              5.65                       12/01/2014                       1,811,250
  Michigan State Hospital Finance Authority Revenue Bonds (Ascension
    Health Credit) Series A (MBIA) (AAA/Aaa)
   2,500,000              5.50                       11/15/2010                       2,648,275
  Michigan State Hospital Finance Authority Revenue Bonds Series A
    (AA/Aa2)
   1,650,000              6.13                       11/15/2026                       1,619,689
  Michigan State Housing Development Authority Revenue Bonds Series B
    (AAA/Aaa)
   1,500,000              4.80                       12/01/2010                       1,511,385
  Newaygo MI Public Schools GO Bonds (Q-SBLF) (AAA/Aaa)
     750,000              5.00                       05/01/2011                         770,783
     750,000              5.13                       05/01/2012                         769,290
  Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-
    SBLF) (AAA/Aaa)
     475,000              5.30                       05/01/2013                         490,433
  River Rogue MI School District GO Bonds (FSA) (Q-SBLF) (AAA/Aaa)
   1,000,000              5.30                       05/01/2007                       1,033,670
  South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AAA/Aa1)
     875,000              5.50                       05/01/2014                         910,236
  Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AAA/Aaa)
     665,000              5.10                       05/01/2012                         680,894
  Wayne Charter County MI Airport Revenue Bonds (Detroit Metropolitan
    Wayne County) Series A (AMT) (MBIA) (AAA/Aaa)
   1,000,000              5.25                       12/01/2004                       1,041,250
                                                                                    -----------
                                                                                     18,094,829
 ----------------------------------------------------------------------------------------------
  Minnesota - 1.8%
  Chaska MN Electric Revenue Bonds Series A (NR/A3)
   1,000,000              6.00                       10/01/2020                       1,029,630
  Minneapolis & St. Paul MN Metropolitan Airports Revenue Bonds (Community
    Airport) Series B (AMT) (AMBAC) (AAA/Aaa)
     500,000              5.25                       01/01/2014                         506,910
  Minnesota State Housing and Finance Agency Revenue Bonds (Single Family
    Mortgage) Series D (AA+/Aa1)
     325,000              5.15                       07/01/2003                         332,442
  Minnesota State Housing and Finance Agency Revenue Bonds Series D
    (AA+/Aa1)
     290,000              5.35                       01/01/2005                         300,594
  Rochester MN Health Care Facilities Revenue Bonds (Mayo Foundation/Mayo
    Medical Center) Series I (AA+/NR)
   1,000,000              5.80                       11/15/2007                       1,089,380
                                                                                    -----------
                                                                                      3,258,956
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value

  Municipal Bond Obligations - (continued)

  Mississippi - 1.1%
  Mississippi Development Bank Special Obligation Bonds (Madison County
    Road & Bridge Building Project) (AMBAC) (NR/Aaa)
  $  880,000              5.00%                      06/01/2014                     $   879,965
  Mississippi Medical Center Educational Building Corp. Revenue Bonds
    (University of Mississippi Medical Center Project) (MBIA-IBC) (AAA/Aaa)
   1,000,000              5.65                       12/01/2009                       1,072,220
                                                                                    -----------
                                                                                      1,952,185
 ----------------------------------------------------------------------------------------------
  Missouri - 6.3%
  American National Fish & Wildlife Museum District MO Revenue Bonds
    (NR/NR)
     790,000              5.70                       09/01/2005                         792,931
  Columbia MO Certificate Participation (Stephens Lake Property) (A+/NR)
     900,000              5.98                       01/01/2007                         949,005
  Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
     670,000              5.30                       03/01/2008                         691,226
     600,000              5.65                       03/01/2013                         607,434
  Missouri State Development Finance Board Infrastructure Facilities
    Revenue Bonds (Eastland Centre PJ-A) (A-/NR)
   1,195,000              5.75                       04/01/2012                       1,253,196
  Missouri State Health & Educational Facility Revenue Bonds (BJC Health
    Systems) Series A (NR/Aa3)
   1,000,000              6.75                       05/15/2012                       1,175,840
  Missouri State Health & Educational Facility Revenue Bonds (Freeman
    Health Systems Project) (BBB+/NR)
     500,000              4.75                       02/15/2005                         488,790
  Missouri State Health & Educational Facility Revenue Bonds (St.
    Anthony's Medical Center) (A/A2)
   1,220,000              6.25                       12/01/2012                       1,298,629
  Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)
     195,000              4.85                       12/01/2006                         198,808
     280,000              4.75                       12/01/2011                         273,619
     225,000              5.50                       12/01/2014                         226,654
     290,000              5.60                       12/01/2015                         292,984
     500,000              5.30                       12/01/2016                         490,630
  St. Charles County MO Industrial Development Revenue Bonds (Housing
    Vanderbilt Apts) (A-/NR)
   1,400,000              5.00                       02/01/2029                       1,419,082
  St. Louis MO Airport Revenue Bonds (BBB-/Baa3)
     325,000              6.25                       01/01/2002                         329,427
  St. Peters GO Bonds (FGIC) (NR/Aaa)
     290,000              7.20                       01/01/2009                         341,887
  St. Peters GO Bonds (FGIC) (NR/Aaa)
     650,000              7.20                       01/01/2008                         757,308
                                                                                    -----------
                                                                                     11,587,450
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Montana - 0.3%
  Montana State Higher Education Student Assistance Corp. Student Loan
   Revenue Bonds Series B (NR/Aaa)
  $  450,000              5.20%                      12/01/2002                     $   458,784
 ----------------------------------------------------------------------------------------------
  Nebraska - 2.0%
  Lincoln NE Electric Systems Revenue Bonds (Refunding Series A) (AA/Aa2)
   1,000,000              5.00                       09/01/2006                       1,040,130
  Nebraska Public Power District Revenue Bonds (Power Supply Systems)
   Series B (AAA/Aaa)
     500,000              5.20                       01/01/2007                         523,185
  Nebraska Public Power District Revenue Bonds (Power Supply Systems)
   Series C (MBIA-IBC) (AAA/Aaa)
   1,000,000              5.00                       01/01/2009                       1,048,830
  Nebraska Public Power District Revenue Bonds Series A (AAA/Aaa)
     250,000              5.10                       01/01/2006                         261,193
  Omaha NE GO Bonds (Variable Purpose) (AAA/Aaa)
     805,000              4.90                       12/01/2015                         801,651
                                                                                    -----------
                                                                                      3,674,989
 ----------------------------------------------------------------------------------------------
  Nevada - 1.0%
  Carson City NV School District Refunding GO Bonds (AMBAC) (AAA/Aaa)
   1,000,000              5.00                       04/01/2007                       1,029,420
  Clark County NV GO Bonds (Improvement & Refunding) (MBIA-IBC) (AAA/Aaa)
     500,000              6.10                       10/01/2002                         510,595
  Nevada Housing Division Single Family Revenue Bonds Series A-2 (AMT)
   (FHA) (NR/Aaa)
     245,000              4.10                       10/01/2004                         244,838
                                                                                    -----------
                                                                                      1,784,853
 ----------------------------------------------------------------------------------------------
  New Jersey - 0.3%
  New Jersey State Transportation Trust Fund Authority Revenue Bonds
   (Transportation Systems) Series A (AA/Aa2)
     500,000              5.25                       06/15/2005                         526,780
 ----------------------------------------------------------------------------------------------
  New Mexico - 0.7%
  New Mexico Mortgage Finance Authority Revenue Bonds (Single Family
   Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
      50,000              6.15                       09/01/2017                          50,459
  Santa Fe NM Gross Receipts Tax Revenue Bonds (Refunding & Improvement)
   Series A (AMBAC) (AAA/Aaa)
   1,250,000              4.88                       06/01/2009                       1,276,575
                                                                                    -----------
                                                                                      1,327,034
 ----------------------------------------------------------------------------------------------
  New York - 4.4%
  New York City NY Transitional Finance Revenue Bonds Series B (AA+/Aa2)
     500,000              6.00                       11/15/2013                         550,675
  New York GO Bonds Series A (AMBAC-TCRS) (AAA/Aaa)
   1,000,000              7.00                       08/01/2004                       1,098,020
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value

  Municipal Bond Obligations - (continued)

  New York - (continued)
  New York GO Bonds Series J (A/A2)
  $3,230,000              5.25%                      08/01/2011                     $ 3,368,922
  New York State Certificate Participation (Commuter General Services
   Executive Dept) (AA-/A3)
   1,190,000              4.25                       03/01/2002                       1,200,758
  New York State Dorm Authority Revenue Bonds Series B (AA-/A3)
     540,000              5.00                       05/15/2008                         561,065
  New York State Energy Research and Development Revenue Bonds Series A (A/NR)
     250,000              7.15                       12/01/2020                         264,990
  New York State Urban Development Corp. Revenue Bonds (AA-/A3)
   1,000,000              6.25                       01/01/2007                       1,102,800
                                                                                    -----------
                                                                                      8,147,230
 ----------------------------------------------------------------------------------------------
  North Carolina - 1.5%
  Cabarrus County NC Certificates Participation (Installment Financing
   Contract) (A+/Aa3)
   1,300,000              4.25                       04/01/2008                       1,296,100
  Dare County NC Certificate Participation (AMBAC) (AAA/Aaa)
     600,000              4.40                       06/01/2009                         598,770
  North Carolina Housing Finance Agency Revenue Bonds (Single Family)
   Series TT (AMT) (AA/Aa2)
     260,000              5.00                       03/01/2007                         264,849
     275,000              5.00                       09/01/2007                         280,508
  North Carolina Medical Care Commission Hospital Revenue Bonds (Gaston
  Health Care) (A+/A1)
     400,000              4.50                       02/15/2006                         399,296
                                                                                    -----------
                                                                                      2,839,523
 ----------------------------------------------------------------------------------------------
  North Dakota - 0.8%
  Fargo ND Sales Tax Refunding Revenue Bonds (AMBAC) (AAA/Aaa)
   1,000,000              5.20                       01/01/2009                       1,025,470
  North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving
   Funding Program) Series A (NR/Aa2)
     400,000              6.00                       10/01/2020                         426,008
                                                                                    -----------
                                                                                      1,451,478
 ----------------------------------------------------------------------------------------------
  Ohio - 2.8%
  Amherst OH Exempted Village School District GO Bonds (FGIC) (NR/Aaa)
   1,125,000              4.75                       12/01/2010                       1,144,901
   1,000,000              5.00                       12/01/2011                       1,030,630
  Canton OH City School District GO Bonds Series A (MBIA) (AAA/Aaa)
     340,000              5.10                       12/01/2012                         350,380
  Cleveland OH GO Bonds (MBIA) (AAA/Aaa)
     500,000              5.50                       08/01/2008                         536,010
  Cuyahoga County OH GO Bonds (AA+/Aa1)
     165,000              5.55                       12/01/2020                         168,432
  Franklin County OH GO Bonds (AAA/Aaa)
     750,000              4.75                       12/01/2011                         761,903
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Ohio - (continued)
  Olentangy OH Local School District GO Bonds Series A (AA/NR)
  $1,000,000              6.00%                      12/01/2008                     $ 1,095,690
                                                                                    -----------
                                                                                      5,087,946
 ----------------------------------------------------------------------------------------------
  Oklahoma - 2.6%
  Tulsa County OK Public Facilities Authority Capital Improvement Revenue
   Bonds (A/NR)
   2,530,000              6.20                       11/01/2014                       2,758,408
  Tulsa OK Refunding GO Bonds (AA/Aa2)
   2,000,000              5.45                       06/01/2008                       2,045,980
                                                                                    -----------
                                                                                      4,804,388
 ----------------------------------------------------------------------------------------------
  Oregon - 1.1%
  Multnomah County OR GO Bonds (Public Safety) Series B (NR/Aa1)
   1,500,000              5.00                       10/01/2008                       1,551,615
  Oregon State Housing & Community Services Department Revenue Bonds
   Series D (NR/Aa2)
     465,000              5.55                       07/01/2006                         483,758
                                                                                    -----------
                                                                                      2,035,373
 ----------------------------------------------------------------------------------------------
  Rhode Island - 0.6%
  Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds
   (Homeownership Opportunity 26-B) (AMT) (AA+/Aa2)
     450,000              4.90                       10/01/2008                         455,841
  Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (NR/Aaa)
     180,000              5.70                       12/01/2012                         186,302
     190,000              5.75                       12/01/2013                         196,637
     205,000              5.80                       12/01/2014                         211,988
     125,000              5.90                       12/01/2015                         129,620
                                                                                    -----------
                                                                                      1,180,388
 ----------------------------------------------------------------------------------------------
  South Carolina - 0.3%
  York County School District #1 GO Bonds Series A (MBIA SCSDE) (AAA/Aaa)
     500,000              7.00                       07/01/2003                         534,795
 ----------------------------------------------------------------------------------------------
  South Dakota - 3.8%
  Hot Springs SD School District #023-2 GO Bonds (FSA) (AAA/Aaa)
     120,000              4.80                       07/01/2009                         122,266
  South Dakota Housing Development Authority Revenue Bonds (AA-/A1)
     300,000              6.00                       09/01/2003                         315,579
     660,000              4.60                       05/01/2005                         667,438
     305,000              4.65                       05/01/2006                         311,539
  South Dakota Housing Development Authority Revenue Bonds (Homeowner
   Mortgage-E-1-RMKT-8/6/1998) (AAA/Aa1)
     600,000              4.50                       05/01/2004                         603,672
     780,000              4.70                       05/01/2006                         787,948
     250,000              5.15                       05/01/2011                         254,865
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  South Dakota - (continued)
  South Dakota Housing Development Authority Revenue Bonds (Homeownership
   Mortgage) Series D (AAA/Aa1)
  $  975,000              4.70%                      05/01/2006                     $   986,242
  South Dakota Housing Development Authority Revenue Bonds (Homeownership
   Mortgage) Series F (Morgan Stanley Dean Witter GIC, Expires 05/01/2028)
  (AAA/Aa1)
     400,000              5.10                       05/01/2006                         410,448
  South Dakota Housing Development Authority Revenue Bonds (Homeownership
   Mortgage) Series H (FHA/VA) (AAA/Aa1)
   1,000,000              5.50                       05/01/2014                       1,028,570
  South Dakota State Health & Educational Facilities Authority Revenue
   Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
     600,000              5.00                       09/01/2008                         619,650
  South Dakota State Health & Educational Revenue Bonds (BBB+/NR)
     250,000              7.25                       04/01/2022                         271,367
  South Dakota State Health & Educational Revenue Bonds (MBIA) (AAA/Aaa)
     500,000              5.00                       09/01/2004                         517,300
                                                                                    -----------
                                                                                      6,896,884
 ----------------------------------------------------------------------------------------------
  Tennessee - 2.6%
  Memphis TN Water Refunding Revenue Bonds (AA/Aa1)
   1,000,000              6.00                       01/01/2006                       1,086,430
  Nashville & Davidson County TN Metropolitan Government GO Bonds (AA/Aa2)
   1,000,000              5.55                       05/15/2005                       1,044,610
  Rutherford County TN GO Bonds (AA/Aa2)
   1,310,000              5.00                       04/01/2012                       1,337,667
   1,335,000              5.00                       04/01/2013                       1,353,704
                                                                                    -----------
                                                                                      4,822,411
 ----------------------------------------------------------------------------------------------
  Texas - 6.7%
  Bexar County TX GO Bonds (AA/Aa2)
     505,000              5.63                       06/15/2012                         535,441
  Bexar County TX Limited Tax GO Bonds (AA/Aa2)
     635,000              5.63                       06/15/2011                         677,139
  Katy TX Independent School District GO Bonds Series A (AAA/Aaa)
     540,000              4.75                       02/15/2027                         469,422
  Keller TX Certificates Obligation (FGIC) (AAA/Aaa)
     535,000              5.25                       08/15/2009                         563,211
     330,000              5.25                       08/15/2010                         347,308
  North Harris Montgomery Community College District Revenue Bonds (FGIC)
   (AAA/Aaa)
     420,000              5.75                       02/15/2018                         435,187
  San Antonio TX GO Bonds (AA+/Aa2)
     200,000              5.20                       08/01/2002                         204,486
  San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)
   1,010,000              6.00                       02/01/2020                       1,069,014
  Tarrant County TX Refunding GO Bonds (AAA/Aaa)
     400,000              4.80                       07/15/2006                         409,016
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Texas - (continued)
  Tarrant County TX Water Control & Improvement Revenue Bonds (AAA/Aaa)
  $  940,000              5.00%                      03/01/2009                     $   948,263
  Texas A&M University Revenue Bonds (AA+/Aa1)
     200,000              5.55                       05/15/2001                         200,114
  Texas State GO Bonds Series A (AA/Aaa)
     200,000              5.65                       10/01/2008                         213,098
  Travis County TX Refunding GO Bonds (AAA/Aaa)
   1,000,000              5.00                       03/01/2009                       1,023,600
  University of Texas University Revenue Bonds (Financing Systems) Series
  D (AAA/Aaa)
   2,000,000              5.13                       08/15/2010                       2,076,760
  West University Place TX GO Bonds (Permanent Improvement) (FGIC)
  (AAA/Aaa)
     990,000              5.25                       02/01/2013                       1,015,740
   2,050,000              5.25                       02/01/2014                       2,088,684
                                                                                    -----------
                                                                                     12,276,483
 ----------------------------------------------------------------------------------------------
  Utah - 2.4%
  Davis County UT Refunding GO Bonds (NR/Aa3)
     965,000              5.50                       02/01/2003                         978,790
  Intermountain Power Agency Revenue Bonds (Escrowed to Maturity) Series B
  (A+/A1)
     635,000              5.25                       07/01/2006                         661,956
  Intermountain Power Agency Revenue Bonds (Unrefunded Series B) (A+/A1)
      95,000              5.10                       07/01/2003                          97,833
     365,000              5.25                       07/01/2006                         379,954
  Intermountain Power Agency Revenue Bonds Series B (A+/A1)
     155,000              5.10                       07/01/2003                         159,947
  Jordan UT School District GO Bonds Series A (NR/Aa2)
     830,000              4.80                       06/15/2004                         852,120
  Utah County UT GO Bonds Series A (AA/Aa2)
   1,160,000              4.90                       02/15/2005                       1,187,782
                                                                                    -----------
                                                                                      4,318,382
 ----------------------------------------------------------------------------------------------
  Virginia - 2.8%
  Metro. Washington DC Airports Authority Revenue Bonds (Refunding Series
  B) (AMT) (MBIA) (AAA/Aaa)
     500,000              5.25                       10/01/2009                         519,960
   2,000,000              5.25                       10/01/2012                       2,058,260
  Riverside VA Regional Jail Authority Revenue Bonds (Prerefunded) (MBIA)
  (AAA/Aaa)
     680,000              5.63                       07/01/2007                         738,664
  Riverside VA Regional Jail Authority Revenue Bonds (Unrefunded) (MBIA)
  (AAA/Aaa)
     570,000              5.63                       07/01/2007                         612,539
  Virginia State Housing Development Authority Revenue Bonds (Commonwealth
  Mortgage) Series B-Subseries B-1 (AA+/Aa1)
     150,000              5.70                       07/01/2013                         155,631
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Virginia - (continued)
  Virginia State Housing Development Authority Revenue Bonds (Commonwealth
  Mortgage) Series E-Subseries E-3 (AA+/Aa1)
  $1,000,000              4.80%                      07/01/2009                     $ 1,016,140
                                                                                    -----------
                                                                                      5,101,194
 ----------------------------------------------------------------------------------------------
  Washington - 6.3%
  King & Snohomish Counties WA School District #417 GO Bonds Northshore
  (AA-/Aa3)
     750,000              5.20                       06/15/2008                         781,020
  King County WA School District #415 GO Bonds Kent (AA-/NR)
   1,000,000              6.40                       12/01/2004                       1,018,030
  Pierce County WA Sewer Improvements Revenue Bonds (AA-/A1)
     290,000              5.45                       02/01/2008                         294,843
  Port Seattle WA GO Bonds Series B (AMT) (AA+/Aa1)
   1,890,000              6.00                       12/01/2015                       2,014,589
  Seattle WA GO Bonds Series A (AA+/Aa1)
     650,000              5.30                       08/01/2013                         665,197
  Spokane County WA School District #354 GO Bonds (A+/A2)
     120,000              5.20                       12/01/2006                         125,141
  Tacoma WA Electric Systems Revenue Bonds (Refunding Series B) (AMBAC)
  (AAA/Aaa)
     500,000              6.20                       01/01/2009                         516,750
  Vancouver WA Water & Sewer Revenue Bonds (FGIC) (AAA/Aaa)
     250,000              4.70                       06/01/2001                         250,250
  Washington Higher Educational Facility University of Puget Sound Revenue
  Bonds (A+/A1)
     500,000              5.00                       10/01/2006                         518,430
  Washington State Certificates Participation (Convention & Trade Center)
  (MBIA) (AAA/Aaa)
   2,250,000              5.25                       07/01/2014                       2,288,677
  Washington State GO Bonds (Refunding Series R-92A) (AA+/Aa1)
   1,000,000              6.40                       09/01/2003                       1,019,090
  Washington State GO Bonds (Refunding Series R-96B) (AA+/Aa1)
   1,000,000              5.00                       07/01/2008                       1,030,630
  Washington State Higher Education Facilities Authority Revenue Bonds
  (Refunding University of Puget Sound Project) (A+/A1)
   1,000,000              4.75                       10/01/2008                       1,016,200
                                                                                    -----------
                                                                                     11,538,847
 ----------------------------------------------------------------------------------------------
  Wisconsin - 5.1%
  Eau Claire WI Area School District GO Bonds (NR/A1)
   1,000,000              5.90                       04/01/2006                       1,049,440
  Milwaukee WI GO Bonds Series E (AA/Aa2)
   1,000,000              5.50                       06/15/2010                       1,045,660
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)


   Principal            Interest                  Maturity
    Amount                Rate                      Date                           Value
  Municipal Bond Obligations - (continued)

  Wisconsin - 5.1%
  Milwaukee WI Metropolitan Sewer District GO Bonds Series A (AA+/Aa1)
  $1,000,000                 6.13%                10/01/2003                 $  1,060,150
  Oshkosh WI Area School District GO Bonds (Refunding Series B)
    (NR/A1)
   1,200,000                 4.80                 03/01/2005                    1,237,992
  Slinger WI School District Refunding GO Bonds (FSA) (NR/Aaa)
   1,495,000                 4.30                 04/01/2009                    1,473,277
   1,535,000                 4.40                 04/01/2010                    1,512,712
   1,300,000                 4.50                 04/01/2011                    1,281,566
  Wisconsin Housing & Economic Development Authority Housing Revenue
    Bonds Series B (AMT) (AMBAC) (AAA/Aaa)
     575,000                 5.00                 11/01/2004                      592,630
  Wisconsin State GO Bonds Series 3 (AA/Aa2)
     200,000                 5.25                 11/01/2002                      205,642
                                                                             ------------
                                                                                9,459,069
 ----------------------------------------------------------------------------------------
  Wyoming - 2.3%
  Wyoming Community Development Authority Housing Revenue Bonds
    Series 2 (AMT) (AA/Aa2)
     685,000                 4.75                 12/01/2004                      695,556
  Wyoming Community Development Authority Housing Revenue Bonds
    Series 3 (AMT) (AA/Aa2)
   1,500,000                 5.30                 06/01/2018                    1,470,225
  Wyoming Community Development Authority Housing Revenue Bonds
    Series 5 (AA/Aa2)
     785,000                 4.80                 06/01/2009                      794,938
  Wyoming Community Development Authority Housing Revenue Bonds
    Series 7 (AA/Aa2)
     530,000                 5.15                 12/01/2010                      543,271
     660,000                 5.20                 12/01/2011                      676,487
                                                                             ------------
                                                                                4,180,477
 ----------------------------------------------------------------------------------------
  TOTAL MUNICIPAL BOND OBLIGATIONS
  (Cost $178,772,109)                                                        $183,332,108
 ----------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                       Value
  Short-Term Obligation# - 0.8%

  Texas - 0.8%
  Lone Star TX Airport Improvement Authority Revenue Bonds (Multiple Mode-
    DEM-A-1) (Royal Bank of Canada LOC, Expires 12/16/2002) (NR/VMIG1)
  $1,400,000              4.35%                      05/01/2002               $ 1,400,000
 ----------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION#
  (Cost $1,400,000)                                                           $ 1,400,000
 ----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND



  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 0.5%

  State Street Bank & Trust Co./\
  $  938,000              4.36%                      05/01/2001                     $    938,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $938,000)                                                                   $    938,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $181,110,110)                                                               $185,670,108
 -----------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   April 30, 2001.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $938,114.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 AMBAC     --Insured by American Municipal Bond Assurance Corp.
 AMT       --Alternative Minimum Tax
 FGIC      --Insured by Financial Guaranty Insurance Co.
 FHA       --Insured by Federal Housing Administration
 FHLMC     --Insured by Federal Home Loan Mortgage Corporation
 FNMA      --Insured by Federal National Mortgage Association
 FSA       --Insured by Financial Security Assurance Co.
 GIC       --Guaranteed Investment Contract
 GNMA      --Insured by Government National Mortgage Association
 GO        --General Obligation
 LOC       --Letter of Credit
 MBIA      --Insured by Municipal Bond Investors Assurance
 MBIA-IBC --Municipal Bond Investors Assurance-Insured Bond Certificates MBIA-SCSDE--Municipal Bond Investors Assurance-South Carolina School District
             Enhancement
 NR        --Not Rated
 Q-SBLF    --Qualified School Bond Loan Fund
 TCRS      --Transferable Custodial Receipts
 VA        --Veterans Administration
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Missouri Tax-Free Intermediate Bond Fund Overview


Dear Shareholder:

We are pleased to report on the performance of the Commerce Missouri Tax-Free Intermediate Bond Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of 4.06%, based on Net Asset Value (NAV) (assumes fee waivers and expense reimbursements). The Service Shares had a total return, without sales charge, of 1.50% for the period ended April 30, 2001 based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper Intermediate Municipal Funds Index six-month return of 3.87% and the Merrill Lynch Municipal Intermediate Index six-month return of 4.25%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . The economic story continued to worsen throughout the first half of the Fund's fiscal year, forcing the Federal Reserve to lower short-term interest rates 1.50% over a four month time period. In reaction to the slowing economy and the prospect of an accommodating Federal Reserve policy shift from a tightening mode to an easing mode, short-term bond yields declined dramatically. In October 2000, the difference in yield between a 1-year and 30-year municipal bond was approximately 1.25%. By the end of April 2001, that relationship ballooned to over 2.25%. Needless to say, those investors holding bonds with shorter maturities realized the highest risk-adjusted returns.

                   . Accompanying the lower interest rates was a surge in new issue supply as municipal issuers sought to refinance existing debt at lower yields. Total new issue volume has jumped to $77.4 billion thus far in calendar year 2001 versus $56.8 billion over the same time period in 2000. This deluge of new supply weighed heavily on the municipal bond market, forcing many credits and sectors to trade at relatively higher yields.

                   . The Fund was positioned to take advantage of a steeper
                     yield curve by limiting its exposure to bonds with long maturities, producing superior returns relative to its peers. The Fund also benefited by owning bank-qualified municipal bonds. These bonds usually trade at lower relative yields due to the additional tax benefit banks receive for purchasing them. With the economy running strong the last several years, however, most banks had little extra capital to invest in municipal bonds. Without banks' support, bank-qualified bonds traded at historically high yields, presenting an opportunity for patient investors.

                   . We are looking for the U.S. economy to rebound in the
                     latter part of 2001. For the balance of the year this will likely mean that bond investors achieve positive returns via their coupon payment with little opportunity for price appreciation. Our focus remains on improving the Fund's relative yield. We continue to incrementally add the higher yielding sectors of the municipal market, such as housing, hospital and lease revenue bonds.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Fixed-Income Funds Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

                               COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments
April 30, 2001 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value

  Municipal Bond Obligations - 96.3%

  Michigan - 0.8%
  Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aaa)
  $  500,000              5.50%                      11/15/2010                     $    529,655
     500,000              6.13                       11/15/2026                          490,815
                                                                                    ------------
                                                                                       1,020,470
 -----------------------------------------------------------------------------------------------
  Missouri - 93.6%
  American National Fish & Wildlife Museum District Revenue Bonds (NR/NR)
     500,000              5.70                       09/01/2005                          501,855
   1,115,000              5.80                       09/01/2006                        1,149,353
  Belton MO Capital Improvement Sales Tax Revenue Bonds (MBIA) (NR/Aaa)
     200,000              5.00                       03/01/2005                          207,958
     200,000              5.00                       03/01/2006                          208,602
  Belton MO Certificates Participation Series B (MBIA) (NR/Aaa)
     500,000              4.60                       03/01/2010                          504,640
     535,000              4.65                       03/01/2011                          537,145
     500,000              4.75                       03/01/2013                          495,065
  Boone County MO Reorganized School District #R-6 Direct Deposit Program GO Bonds
   (AA+/NR)
     250,000              5.90                       03/01/2016                          264,783
     700,000              6.00                       03/01/2020                          749,455
  Branson MO Reorganized School District Revenue Bonds (AAA/Aaa)
     300,000              5.50                       03/01/2014                          320,217
  Cape Girardeau County MO Reorganized School District #R-02 Direct Deposit Program
   GO Bonds (AA+/NR)
     425,000              4.70                       03/01/2015                          414,010
  Chesterfield MO GO Bonds (NR/Aa1)
     775,000              5.25                       02/15/2013                          793,158
  Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital)
   (Refunding Series B) (NR/Aaa)
     140,000              5.00                       08/01/2007                          146,793
     145,000              5.00                       08/01/2008                          152,035
     155,000              5.00                       08/01/2009                          162,521
     160,000              5.00                       08/01/2010                          167,763
     170,000              5.00                       08/01/2011                          178,248
     180,000              5.00                       08/01/2012                          188,734
  Clay County MO Public Building Authority Leasehold Revenue Bonds Series C
   (FSA) (AAA/Aaa)
      40,000              5.00                       05/15/2009                           41,389
  Clayton MO School District Direct Deposit Program GO Bonds (AA+/Aa2)
   1,250,000              4.90                       03/01/2013                        1,258,575
  Cole County MO Reorganized School District #2 Direct Deposit Program GO Bonds
   (AA+/NR)
     610,000              6.00                       03/01/2020                          646,801
  Columbia MO Certificate Participation (Stephens Lake Property) (A+/NR)
   1,200,000              5.98                       01/01/2007                        1,265,340
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value

  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  Columbia MO Water & Electricity Revenue Bonds Series A (AA/A1)
  $  800,000              5.40%                      10/01/2002                     $    822,392
  O Fallon MO Certificate Participation (AMBAC) (AAA/Aaa)#
   1,000,000              5.75                       12/01/2004                        1,066,350
  Fulton MO 54 Transportation Corp. Highway Revenue Bonds (AMBAC) (AAA/Aaa)
   1,580,000              5.00                       09/01/2006                        1,654,276
  Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
     635,000              5.25                       03/01/2007                          655,847
     600,000              5.85                       03/01/2019                          604,464
  Independence MO School District GO Bonds (NR/A3)
     500,000              6.45                       03/01/2003                          524,775
   1,230,000              5.25                       03/01/2013                        1,267,294
  Independence MO School District Public Building Corp. Lease Revenue Bonds
   (Refunding & Improvement-Energy Conservation) (AMBAC) (NR/Aaa)
     890,000              5.00                       03/01/2009                          917,438
     935,000              5.00                       03/01/2010                          962,162
   1,050,000              5.00                       03/01/2011                        1,078,014
  Jackson County MO Consolidated School District #002 (Refunding) (AMBAC) (AAA/Aaa)
     500,000              4.80                       03/15/2004                          513,440
   1,000,000              5.00                       03/15/2006                        1,033,280
  Jackson County MO Consolidated School District #002 Direct Deposit Program
   (Refunding) (AMBAC) (AA+/NR)
     540,000              4.50                       03/01/2012                          529,988
  Jackson County MO Leasehold Revenue Bonds (AMBAC) (AAA/Aaa)
   1,065,000              4.00                       12/01/2004                        1,072,040
  Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)
     325,000              5.25                       11/01/2014                          334,298
     340,000              5.35                       11/01/2015                          349,683
  Jackson County MO School District #7 Lee's Summit GO Bonds (NR/Aa3)
   1,000,000              5.60                       03/01/2008                        1,028,400
   1,000,000              5.65                       03/01/2009                        1,029,280
  Jefferson County MO Consolidated Public Watersupply District #C-1 (Waterworks
   Revenue Bonds Refunding & Improvement) (AMBAC) (NR/Aaa)
     800,000              4.90                       12/01/2012                          807,280
  Johnson County MO Hospital Revenue Bonds (Western MO KED Center Project) (AA/NR)
     330,000              5.35                       06/01/2009                          336,049
     425,000              5.70                       06/01/2013                          427,069
     380,000              5.75                       06/01/2014                          383,994
     400,000              5.80                       06/01/2015                          402,500
  Kansas City MO GO Bonds (Refunding Series A) (AA/Aa3)
     500,000              5.25                       09/01/2011                          524,290
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  Kansas City MO GO Bonds (Streetlight Project) Series A (AA/Aa3)
  $1,000,000              5.38%                      02/01/2004                     $  1,042,470
  Kansas City MO Sewage Revenue Bonds (Refunding & Improvement) (AA-/Aa3)
   1,000,000              5.75                       03/01/2002                        1,008,600
  Kansas City MO Water Revenue Bonds Series A (AA/Aa3)
   1,640,000              5.75                       12/01/2017                        1,712,324
   1,735,000              5.80                       12/01/2018                        1,830,078
  Kansas City MO Water Revenue Bonds Series B (AA/Aa3)
     270,000              5.60                       12/01/2001                          273,907
  Lebanon MO Reorganized School District #R-3 Direct Deposit Program GO
   Bonds (AA+/NR)
     270,000              5.45                       03/01/2014                          280,128
  Little Blue Valley MO Sewer District Revenue Bonds (AAA/Aaa)
   1,000,000              5.70                       10/01/2002                        1,032,790
  Mehlville MO School District #R9 GO Bonds (Refunding) (MBIA) (AAA/Aaa)
   1,000,000              5.10                       02/15/2002                        1,015,620
  Missouri 210 Highway Transportation Development District Revenue Bonds
   Series A (Firstar Bank NA LOC, Expires 08/15/01) (A+/A1)
   2,125,000              4.80                       07/15/2006                        2,160,041
  Missouri Higher Education Student Loan Revenue Bonds Series EE (NR/Aaa)
     500,000              4.50                       02/15/2010                          481,350
  Missouri Higher Education Student Loan Revenue Bonds Series RR (NR/A2)
   1,500,000              5.85                       07/15/2010                        1,563,765
  Missouri State Board of Public Buildings Revenue Bonds (State Office
   Special Obligation Refunding) (AA/Aa2)
     500,000              6.40                       12/01/2007                          507,140
  Missouri State Certificate Participation (AAA/Aaa)
     500,000              5.13                       06/01/2017                          498,080
  Missouri State Development Finance Board Infrastructure Facilities
   (Eastland Centre PJ-A) (A-/NR)
     700,000              5.75                       04/01/2012                          734,090
  Missouri State Development Finance Board Infrastructure Facilities
   (Hartman Heritage Centre PJ-A) (AMBAC) (NR/Aaa)
   1,430,000              5.55                       04/01/2012                        1,501,757
  Missouri State Environmental Improvement & Energy Resources Authority
   Pollution Control Revenue Bonds (Elec Coop Thomas Hill) (AA/A1)
     250,000              5.50                       12/01/2004                          260,430
   1,500,000              5.50                       12/01/2006                        1,582,290
  Missouri State Environmental Improvement & Energy Resources Authority
   Pollution Control Revenue Bonds (Tri-County Water Authority Project) (AA/NR)
     445,000              5.60                       04/01/2011                          476,039
   1,500,000              6.00                       04/01/2022                        1,542,660
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)
  Missouri - (continued)
  Missouri State Environmental Improvement & Energy Resources Authority
   Pollution Control Revenue Bonds Series A (NR/Aaa)
  $  150,000              5.25%                      07/01/2002                     $   153,384
  Missouri State Environmental Improvement & Energy Resources Authority
   Pollution Control Revenue Bonds Series C (NR/Aaa)
     300,000              4.90                       01/01/2002                         303,573
  Missouri State Environmental Improvement & Energy Resources Authority
   Water Facilities Refunding (Tri-County Water Authority Project) (AA/NR)
     425,000              5.50                       04/01/2009                         442,387
     500,000              5.55                       04/01/2010                         521,080
     280,000              5.75                       04/01/2019                         279,672
  Missouri State Environmental Improvement & Energy Resources Authority
   Water Pollution Control Revenue Bonds Series A (State Revolving Funds
   Program) (NR/Aaa)
   1,020,000              4.90                       07/01/2004                       1,058,617
     630,000              5.13                       07/01/2011                         659,257
   1,700,000              5.20                       07/01/2012                       1,762,577
  Missouri State Environmental Improvement & Energy Resources Authority
   Water Pollution Control Revenue Bonds Series B (State Revolving Funds
   Program) (NR/Aaa)
   1,790,000              5.25                       01/01/2011                       1,888,808
  Missouri State Environmental Improvement & Energy Resources Authority
   Water Pollution Control Revenue Bonds Series D (State Revolving Funds
   Program) (NR/Aaa)
     340,000              5.13                       01/01/2010                         355,864
  Missouri State Environmental Improvement & Energy Resources Authority
   Water Pollution Control Revenue Bonds Series E (State Revolving Funds
   Program) (NR/Aaa)
     735,000              5.75                       01/01/2009                         803,892
  Missouri State GO Bonds (Fourth State Building) Series A (AAA/Aaa)
   1,000,000              7.00                       04/01/2004                       1,091,100
   1,000,000              6.00                       08/01/2005                       1,085,420
  Missouri State GO Bonds Series A (AAA/Aaa)
     500,000              4.50                       08/01/2002                         507,660
     500,000              6.50                       08/01/2014                         504,060
  Missouri State Health & Educational Facility Revenue Bonds (Barnes-
   Jewish, Inc.) (AA/Aa3)
     150,000              6.00                       05/15/2011                         162,828
  Missouri State Health & Educational Facility Revenue Bonds (Barnes-
   Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
     135,000              5.15                       05/15/2010                         140,943
  Missouri State Health & Educational Facility Revenue Bonds (BJC Health
   Systems) Series A (NR/Aa3)
   2,000,000              6.75                       05/15/2012                       2,351,680
  Missouri State Health & Educational Facility Revenue Bonds (Central
   Institute for the Deaf) (AA/NR)
   1,000,000              5.85                       01/01/2022                       1,012,780
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  Missouri State Health & Educational Facility Revenue Bonds (Children's
   Mercy Hosp.) (A+/NR)
  $  280,000              5.00%                      05/15/2012                     $   278,121
     750,000              5.25                       05/15/2018                         723,000
  Missouri State Health & Educational Facility Revenue Bonds (Freeman
   Health Systems Project) (BBB+/NR)
     515,000              4.70                       02/15/2004                         512,446
     500,000              4.75                       02/15/2005                         488,790
  Missouri State Health & Educational Facility Revenue Bonds (Maryville
   University of St. Louis PJ) (NR/Baa2)
     350,000              6.50                       06/15/2022                         356,954
  Missouri State Health & Educational Facility Revenue Bonds (prerefunded to 06/01/01) (MBIA) (AAA/Aaa)
     300,000              6.63                       06/01/2011                         306,786
  Missouri State Health & Educational Facility Revenue Bonds (St.
   Anthony's Medical Center) (A/A2)
     300,000              5.75                       12/01/2002                         306,189
     750,000              6.25                       12/01/2008                         802,155
   1,050,000              6.25                       12/01/2011                       1,122,030
     700,000              6.25                       12/01/2012                         745,115
  Missouri State Health & Educational Facility Revenue Bonds (St. Louis
   University) (AAA/Aaa)
   1,000,000              5.00                       10/01/2010                       1,024,840
   1,200,000              5.25                       10/01/2010                       1,256,136
  Missouri State Health & Educational Facility Revenue Bonds (The Barstow
   School) (NR/NR)
     405,000              4.75                       10/01/2010                         397,455
  Missouri State Health & Educational Facility Revenue Bonds (The
   Washington University Refunding Series A) (NR/Aa1)
   1,750,000              4.75                       08/15/2005                       1,813,647
  Missouri State Highways & Transportation Commission Redevelopment
   Revenue Bonds (Refunding Series A) (AA/Aa2)
     450,000              5.00                       02/01/2015                         450,999
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Loan A-1) (GNMA/FNMA) (AAA/NR)
     730,000              5.80                       09/01/2011                         765,777
     640,000              5.90                       09/01/2012                         670,797
     735,000              6.00                       09/01/2013                         774,271
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Loan A-2) (GNMA/FNMA) (AAA/NR)
     345,000              5.40                       03/01/2006                         358,165
     265,000              5.50                       03/01/2007                         276,366
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Loan B-2) (GNMA/FNMA) (AAA/NR)
     335,000              4.55                       03/01/2004                         338,792
     350,000              5.20                       03/01/2008                         360,714
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Series B-2) (GNMA/FNMA) (AAA/NR)
  $  360,000              4.75%                      03/01/2007                     $   365,468
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Series C-2) (GNMA/FNMA) (AAA/NR)
     360,000              4.90                       09/01/2007                         368,827
     365,000              5.00                       03/01/2008                         373,665
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (AMT-Singlefam-Homeowner Series E-1) (GNMA/FNMA) (AAA/NR)
     490,000              5.00                       03/01/2012                         500,001
     485,000              5.00                       09/01/2012                         494,899
  Missouri State Housing Development Community Mortgage Revenue Bonds
   (Single Family Homeownership-B) (GNMA/FNMA) (AAA/NR)#
     110,000              5.50                       03/01/2006                         114,670
  Missouri State Housing Development Community Mortgage Revenue Bonds
   Series C (GNMA/FNMA) (AAA/NR) #
     180,000              4.80                       09/01/2001                         180,842
  Missouri State Housing Development Community Mortgage Revenue Bonds
   Series C-2 (GNMA/FNMA) (AAA/NR)
     200,000              4.90                       03/01/2007                         203,740
  Missouri State Regional Convention & Sports Complex Authority Revenue
   Bonds (A+/Aa3)
     640,000              4.75                       08/15/2004                         661,165
     500,000              5.20                       08/15/2007                         520,955
  Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
   1,000,000              5.45                       03/01/2014                       1,038,470
  New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
     375,000              4.25                       12/01/2002                         380,138
     395,000              4.30                       12/01/2003                         400,573
     515,000              5.00                       12/01/2010                         529,693
   1,180,000              5.13                       12/01/2012                       1,205,582
  North Kansas City MO School District Direct Deposit Program GO Bonds
   (AA+/Aa1)
     355,000              5.05                       03/01/2011                         363,204
     305,000              5.25                       03/01/2013                         313,247
     465,000              5.35                       03/01/2015                         474,012
  Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)
     220,000              4.75                       12/01/2011                         214,986
     505,000              4.85                       12/01/2012                         492,320
     250,000              5.30                       12/01/2012                         252,985
     575,000              4.95                       12/01/2013                         560,792
     300,000              5.30                       12/01/2016                         294,378
     190,000              5.65                       12/01/2016                         191,668
  Platte County MO Public Building Corp. Leasehold Revenue Bonds
   (Prerefunded Law Enforcement) (AAA/Aaa)
     710,000              4.63                       09/01/2001                         713,458
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)



  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  Platte County MO Public Building Corp. Leasehold Revenue Bonds
   (Unrefunded Law Enforcement) (FSA) (AAA/Aaa)
  $  290,000              4.63%                      09/01/2001                     $   291,441
  Poplar Bluff MO GO Bonds (AMBAC) (AAA/Aaa)
     275,000              5.30                       08/01/2014                         283,077
     220,000              5.35                       08/01/2015                         225,790
  Richmond Heights MO CTFS Partnership Capital Improvement Projects Series A
   Certificate Participation (MBIA) (AAA/Aaa)
     540,000              4.60                       08/15/2005                         554,321
     575,000              4.70                       02/15/2006                         592,083
     430,000              4.70                       08/15/2006                         442,943
  Ritenour MO Consolidated School District Refunding Series A (FGIC)(AAA/Aaa)
     985,000              5.75                       02/01/2006                       1,014,373
     950,000              9.50                       02/01/2008                       1,224,844
  Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC)
   (NR/Aaa)
     500,000              4.85                       12/01/2008                         513,290
  Springfield MO School District #12 Revenue Bonds Series B (FGIC)(AAA/Aaa)
     620,000              9.50                       03/01/2007                         788,243
  Springfield MO School District #R12 GO Bonds (Refunding Direct Deposit
   Program) Series A (AA+/NR)
     775,000              4.75                       03/01/2004                         797,250
     500,000              4.65                       03/01/2006                         515,220
  Springfield MO Waterworks Revenue Bonds Series A (AA-/Aa2)
     500,000              5.38                       05/01/2014                         509,065
  St. Charles County MO Community College GO Bonds (FGIC) (NR/Aaa)
   1,000,000              5.00                       02/15/2014                       1,002,780
     890,000              5.00                       02/15/2016                         883,503
  St. Charles County MO Francis Howell School District GO Bonds (State Aid
   Direct Deposit) (AA+/NR)
   1,135,000              5.10                       03/01/2011                       1,164,816
  St. Charles County MO Industrial Development Revenue Bonds (Housing
   Vanderbilt Apts) (A-/NR)
   1,050,000              5.00                       02/01/2029                       1,064,312
  St. Charles County MO School District GO Bonds Series A (AMBAC)
   (AAA/Aaa)
     150,000              5.75                       03/01/2011                         152,574
  St. Charles MO Public Facilities Authority Leasehold Revenue Bonds
   (MBIA) (NR/Aaa)
   1,000,000              4.80                       02/01/2007                       1,027,710
  St. Louis County MO Certificate Partnership (AA/Aa2)
   1,700,000              4.40                       05/15/2011                       1,679,617
  St. Louis County MO GO Bonds (Crossover Refunded Series A) (AAA/Aaa)
     725,000              5.00                       02/01/2005                         743,212
     395,000              5.10                       02/01/2006                         405,582
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  St. Louis County MO GO Bonds (Refunding & Improvement Series A)
   (AAA/Aaa)
  $1,000,000              4.75%                      02/01/2002                     $ 1,012,600
  St. Louis County MO GO Bonds (Unrefunded Series A) (AAA/Aaa)
     775,000              5.00                       02/01/2005                         790,903
     105,000              5.10                       02/01/2006                         107,099
  St. Louis County MO GO Bonds Series B (AAA/Aaa)
     200,000              5.25                       02/01/2007                         204,260
  St. Louis County MO Mortgage Revenue Bonds (Certificates Receipts-GNMA
   Collateral) Series F (AAA/NR)
     500,000              5.20                       07/01/2007                         525,205
  St. Louis County MO Regional Convention & Sports Complex Authority
   Revenue Bonds Series C (AAA/Aaa)
     530,000              7.90                       08/15/2021                         580,705
  St. Louis County MO School District #2 Direct Deposit Program GO Bonds
   Parkway (AA+/NR)
     440,000              6.50                       03/01/2008                         497,552
  St. Louis County MO School District #R7 GO Bonds Kirkwood (AA/Aa2)
     500,000              5.35                       02/15/2008                         515,830
     350,000              5.38                       02/15/2010                         360,924
  St. Louis County MO School District #R8 Direct Deposit Program GO Bonds
   (Refunding) Lindbergh (NR/Aa2)
     725,000              4.95                       02/15/2015                         722,796
  St. Louis County MO School District GO Bonds Lindbergh (NR/Aa)
     715,000              6.60                       02/15/2003                         753,331
     595,000              5.30                       02/15/2009                         625,500
     200,000              5.40                       02/15/2010                         210,590
  St. Louis MO Airport Revenue Bonds (BBB-/Baa3)
     325,000              6.25                       01/01/2002                         329,427
  St. Louis MO Airport Revenue Bonds (Lambert St. Louis International)
   Series B AMT (FGIC) (AAA/Aaa)
   1,395,000              6.00                       07/01/2009                       1,523,563
  St. Louis MO Board of Education GO Bonds Series A (FGIC State Aid Direct
   Deposit) (AAA/Aaa)
     500,000              4.40                       04/01/2007                         505,170
  St. Louis MO Board of Education GO Bonds Series B (FGIC State Aid Direct
   Deposit) (AAA/Aaa)
   1,500,000              5.50                       04/01/2010                       1,588,185
  St. Louis MO GO Bonds (Public Safety) (FGIC) (AAA/Aaa)
   3,000,000              5.13                       02/15/2012                       3,090,570
  St. Peters MO GO Bonds (NR/A1)
     575,000              5.50                       01/01/2005                         595,205
   1,330,000              7.20                       01/01/2009                       1,567,964
     150,000              5.80                       01/01/2010                         155,613
  St. Peters MO GO Bonds (FGIC) (NR/Aaa)
     995,000              7.20                       01/01/2008                       1,159,265
  Sullivan MO Consolidated School District #2 Direct Deposit Program GO
   Bonds Franklin County (AA+/NR)
     800,000              6.05                       03/01/2020                         851,072
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                               COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Municipal Bond Obligations - (continued)

  Missouri - (continued)
  University City MO School District GO Bonds (MBIA) (AAA/Aaa)
  $  250,000              5.20%                      02/15/2002                     $    254,098
  University of Missouri Development Foundation Power Leasehold Revenue
  Bonds (AAA/NR)
     500,000              5.75                       05/01/2013                          530,320
  University of Missouri Systems Facilities Revenue Bonds (Refunding &
  Improvement) (AA+/Aa2)
   1,000,000              5.00                       11/01/2006                        1,033,060
                                                                                    ------------
                                                                                    $124,574,320
 -----------------------------------------------------------------------------------------------
  Puerto Rico - 1.9%
  Puerto Rico Municipal Finance Agency (Refunding Series B) (AAA/Aaa)
   2,455,000              5.50                       08/01/2018                     $  2,546,277
 -----------------------------------------------------------------------------------------------
  TOTAL MUNICIPAL BOND OBLIGATIONS
  (Cost $124,995,518)                                                               $128,141,067
 -----------------------------------------------------------------------------------------------
  Short-Term Obligations# - 2.3%
  Missouri - 2.3%
  Missouri State Health & Educational Facility Revenue Bonds (St. Francis
  Medical Center) Series A (Dexia Credit LOC, Expires 06/19/03) (A1+/NR)
  $2,500,000              4.40%                      05/01/2001                     $  2,500,000
  Missouri State Health & Educational Facility Revenue Bonds (St. Louis
  University) Series A (Bank of America NA SPA, Expires 07/01/04)
  (A1+/VMIG1)
     500,000              4.45                       05/01/2001                          500,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS#
  (Cost $3,000,000)                                                                 $  3,000,000
 -----------------------------------------------------------------------------------------------


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 0.2%

  State Street Bank & Trust Co./\
  $  323,000             4.36%                       05/01/2001                     $    323,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $323,000)                                                                   $    323,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $128,318,517)                                                               $131,464,067
 -----------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   April 30, 2001.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $323,039.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 AMBAC--Insured by American Municipal Bond Assurance Corp.
 AMT  --Alternative Minimum Tax
 CTFS --Certificates
 FGIC --Insured by Financial Guaranty Insurance Co.
 FNMA --Insured by Federal National Mortgage Association
 FSA  --Insured by Financial Security Assurance Co.
 GNMA --Insured by Government National Mortgage Association
 GO   --General Obligation
 LOC  --Letter of Credit
 MBIA --Insured by Municipal Bond Investors Assurance
 NR   --Not Rated
 TCRS --Transferable Custodial Receipts
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Kansas Tax-Free Intermediate Bond Fund Overview


 Dear Shareholder:

 We are pleased to report on the performance of the Commerce Kansas Tax-Free Intermediate Bond Fund (the "Fund") for the six-month period ended April 30, 2001.

                   Performance Review

                   . For the six months ended April 30, 2001, the Institutional
                     Shares of the Fund had a total return of 4.28%*, based on Net Asset Value (NAV) (assumes fee waivers and expense reimbursements). The Service Shares had a total return, without sales charge, of 4.11%* for the same period based on NAV (assumes fee waivers and expense reimbursements). This compares to the Lipper Intermediate Municipal Fund Index six-month return of 3.87% and the Merrill Lynch Municipal Intermediate Index six-month return of 4.25%. Past performance is no guarantee of future results. (The Fund's NAV is not guaranteed by the FDIC or the U.S. Government or by its agencies, instrumentalities, or sponsored enterprises.)

                   Portfolio Highlights

                   . The economic story continued to worsen throughout the first half of the Fund's fiscal year, forcing the Federal Reserve to lower short-term interest rates 1.50% over a four month time period. In reaction to the slowing economy and the prospect of an accommodating Federal Reserve policy shift from a tightening mode to an easing mode, short-term bond yields declined dramatically. In October 2000, the difference in yield between a 1-year and 30-year municipal bond was approximately 1.25%. By the end of April 2001, that relationship ballooned to over 2.25%. Needless to say, those investors holding bonds with shorter maturities realized the highest risk-adjusted returns.

                   . Accompanying the lower interest rates was a surge in new issue supply as municipal issuers sought to refinance existing debt at lower yields. Total new issue volume has jumped to $77.4 billion thus far in calendar year 2001 versus $56.8 billion over the same time period in 2000. This deluge of new supply weighed heavily on the municipal bond market, forcing many credits and sectors to trade at relatively higher yields.

                   . The Fund was positioned to take advantage of a steeper
                     yield curve by limiting its exposure to bonds with long maturities, producing superior returns relative to its peers. The Fund also benefited by owning bank-qualified municipal bonds. These bonds usually trade at lower relative yields due to the additional tax benefit banks re-ceive for purchasing them. With the economy running strong the last several years, however, most banks had little extra capital to invest in municipal bonds. Without banks' support, bank-qualified bonds traded at historically high yields, presenting an opportunity for patient investors.

                   . We are looking for the U.S. economy to rebound in the
                     latter part of 2001. For the balance of the year this will likely mean that bond investors achieve positive returns via their coupon payment with little opportunity for price appreciation. Our focus remains on improving the Fund's relative yield. We continue to incrementally add the higher yielding sectors of the municipal market, such as housing, hospital and lease revenue bonds.

                   We thank you for your investment and look forward to your continued confidence.

                   Sincerely,

                   Fixed-Income Funds Team
                   Commerce Investment Advisors, Inc.
                   (a subsidiary of Commerce Bank, N.A.)
                   May 15, 2001

 * This Fund was recently organized and does not yet have a long-term performance record as a mutual fund. The returns for periods before the inception date (12/26/00) represent the performance of the Kansas Tax-Free Intermediate Bond Fund, the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines, and investment limitations as the Fund. "The Kansas Tax-Free Fund's total return calculations have been restated to include the estimated expenses of each share class but do not include waived fees or expenses. Total return calculations since the inception of the Kansas Tax-Free Intermediate Bond Fund include fee waivers and expense reimbursements."

                                 COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments
April 30, 2001 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - 93.5%

  Kansas - 89.5%
  Atchison County KS Unified School District 409 GO Bonds (FSA) (AAA/Aaa)
  $  250,000              5.30%                      09/01/2007                     $   262,643
  Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)
     545,000              4.60                       09/01/2013                         534,416
  Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2)
  (AMBAC) (AAA/Aaa)
     500,000              5.60                       10/01/2019                         515,865
  Dodge KS Unified School District 443 GO Bonds (FSA) (AAA/Aaa)
     210,000              7.00                       09/01/2004                         231,359
     535,000              7.00                       09/01/2006                         610,462
  Douglas County KS Unified School District 497 GO Bonds Series A (NR/Aa3)
     400,000              5.00                       09/01/2006                         419,196
     400,000              5.90                       09/01/2007                         416,616
  Harvey County KS School District 373 GO Bonds (Refunding & Improvement)
  (FSA) (AAA/Aaa)
     495,000              5.00                       09/01/2015                         495,970
  Johnson County KS Community College Revenue Bonds (Student Commons &
  Parking) (MBIA) (AAA/Aaa)
     410,000              4.35                       11/15/2007                         413,944
  Johnson County KS GO Bonds (Internal Improvement) Series A (AAA/Aa1)
     460,000              4.63                       09/01/2015                         442,019
  Johnson County KS Unified School District 229 GO Bonds (Refunding Series
  A) (FGIC) (AAA/Aaa)
     500,000              5.10                       10/01/2002                         512,435
  Johnson County KS Unified School District 229 GO Bonds Series A (AA/Aa1)
     480,000              4.50                       10/01/2004                         492,806
  Johnson County KS Unified School District 231 GO Bonds (Refunding &
  Improvement Series A) (FSA) (AAA/Aaa)
     415,000              4.50                       10/01/2012                         405,567
  Johnson County KS Unified School District 233 GO Bonds (Refunding Series
  A) (FGIC) (AAA/Aaa)
     250,000              4.25                       09/01/2003                         253,755
  Johnson County KS Unified School District 512 GO Bonds (Shawnee Mission)
  Series A (NR/Aa1)
     325,000              6.00                       10/01/2007                         359,489
  Johnson County KS Water District #001 Revenue Bonds (Refunding)
  (AAA/Aa1)
     545,000              4.60                       12/01/2009                         555,039
  Kansas Independent College Finance Authority Revenue Bonds (Benedictine
  College Project) (NR/NR)
     645,000              6.50                       10/01/2015                         653,024
  Kansas State Department of Transportation Highway Revenue Bonds
  (AA+/Aa2)
     800,000              5.25                       09/01/2019                         799,936
  Kansas State Department of Transportation Highway Revenue Bonds Series A
  (AA+/Aa2)
     340,000              5.00                       09/01/2014                         343,006
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Kansas - (continued)
  Kansas State Development Finance Authority Leasing Revenue Bonds (State
  Capitol Project V-I-A) (FSA) (AAA/Aaa)
  $  500,000              5.00%                      10/01/2011                     $   517,050
  Kansas State Development Finance Authority Revenue Bonds (Athletic
  Facilities) Series R (A-/NR)
     500,000              5.00                       07/01/2014                         497,110
  Kansas State Development Finance Authority Revenue Bonds (Board of
  Regents Rehab) Series G-2 (AMBAC) (AAA/Aaa)
   1,000,000              5.50                       10/01/2007                       1,073,530
  Kansas State Development Finance Authority Revenue Bonds (El Dorado
  Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
     200,000              5.00                       08/01/2010                         206,950
     400,000              5.00                       02/01/2012                         407,272
  Kansas State Development Finance Authority Revenue Bonds (Energy
  Conservation, State Building Projects) Series A (AA/A)
     400,000              4.60                       04/01/2002                         404,980
  Kansas State Development Finance Authority Revenue Bonds (Energy
  Conservation, State Building Projects) Series J (AA/A)
     300,000              4.95                       04/01/2004                         309,498
  Kansas State Development Finance Authority Revenue Bonds (Limited Tax
  Impact Program) Series V (A+/A2)
   1,065,000              5.00                       06/01/2006                       1,106,024
  Kansas State Development Finance Authority Revenue Bonds (Public Water
  Supply Loan-2) (MBIA-IBC) (AAA/Aaa)
     575,000              5.25                       04/01/2010                         600,696
  Kansas State Development Finance Authority Revenue Bonds (Public Water
  Supply Revolving Loan-2) (NR/A2)
     990,000              5.25                       04/01/2013                       1,012,394
     600,000              5.00                       04/01/2016                         591,912
  Kansas State Development Finance Authority Revenue Bonds (Public Water
  Supply Revolving Loan-2) (AMBAC) (NR/Aaa)
     250,000              4.25                       04/01/2002                         252,580
     500,000              4.25                       04/01/2003                         506,215
  Kansas State Development Finance Authority Revenue Bonds (Skill Program)
  Series K-1 (A+/A2)
     500,000              4.65                       12/01/2005                         514,725
  Kansas State Development Finance Authority Revenue Bonds (Water
  Pollution Control Revolving Loan II) (AA+/Aa1)
     500,000              5.50                       11/01/2004                         530,260
     500,000              5.25                       05/01/2007                         530,555
     500,000              5.40                       05/01/2012                         518,890
  Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital)
  (NR/Baa1)
     460,000              5.38                       07/01/2014                         449,576
     350,000              5.75                       07/01/2014                         360,063
  Leavenworth County KS GO Bonds Series A (AMBAC) (AAA/Aaa)
     500,000              5.00                       12/01/2005                         523,395
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

April 30, 2001 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Kansas - (continued)
  Leawood KS GO Bonds (Refunding Series A) (NR/Aa1)
  $  500,000              4.55%                      09/01/2006                     $   514,020
  Merriam KS GO Bonds (Refunding Internal Improvement Series C) (FGIC)
  (NR/Aaa)
     785,000              4.10                       10/01/2007                         781,475
  Olathe KS Educational Facilities Revenue Bonds (Kansas Independent
  Series C) (NR/NR)
     500,000              5.40                       10/01/2013                         485,890
  Olathe KS Water & Sewer Systems Revenue Bonds (Refunding & Improvement)
  (AMBAC) (AAA/Aaa)
     500,000              4.70                       01/01/2003                         509,010
  Osage City KS Electric Utility Systems Revenue Bonds (Refunding &
  Improvement) (NR/NR)
   1,000,000              6.15                       12/01/2020                       1,036,320
  Ottawa KS Educational Facilities Revenue Bonds (Refunding & Improvement,
  Ottawa University Project) (NR/NR)
     450,000              5.60                       10/01/2018                         421,011
  Riley County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
     645,000              4.20                       09/01/2004                         654,578
     470,000              4.50                       09/01/2009                         472,289
  Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage
  Backed Securities Program Series A-1) (AMT) (GNMA) (NR/Aaa)
     470,000              5.00                       06/01/2013                         468,350
  Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage
  Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
   1,500,000              5.80                       06/01/2017                       1,534,440
  Sedgwick County KS GO Bonds Series A (AA+/Aa1)
   1,000,000              5.50                       08/01/2004                       1,055,750
  Sedgwick County KS Public Building Revenue Bonds (Exploration Place
  Project) Series A (AA/Aa1)
     300,000              6.00                       08/01/2004                         321,462
  Sedgwick County KS Unified School District 261 GO Bonds (FSA) (AAA/Aaa)
     490,000              6.75                       11/01/2005                         548,134
  Sedgwick County KS Unified School District 265 GO Bonds (FSA) (AAA/Aaa)
     250,000              5.75                       10/01/2008                         266,520
  Sedgwick County KS Unified School District 267 GO Bonds (Refunding &
  School Improvement) (AMBAC) (AAA/Aaa)
   1,000,000              5.25                       11/01/2011                       1,057,890
  Seward County KS Unified School District 480 GO Bonds (FSA) (NR/Aaa)
     100,000              6.25                       09/01/2005                         109,477
  Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/Aa3)
     500,000              4.25                       09/01/2004                         508,670
     250,000              5.25                       09/01/2009                         264,845
     520,000              4.90                       09/01/2013                         524,108
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Municipal Bond Obligations - (continued)

  Kansas - (continued)
  Shawnee County KS GO Bonds (Refunding Series C) (FSA-CR) (AAA/Aaa)
  $  500,000              5.40%                      09/01/2002                     $   513,640
  Shawnee County KS School District 437 GO Bonds (AMBAC) (AAA/Aaa)
     500,000              5.00                       09/01/2004                         519,835
     250,000              5.20                       09/01/2007                         257,830
  Topeka & Shawnee County KS Public Library District GO Bonds (AMBAC)
  (NR/Aaa)
     250,000              4.60                       09/01/2007                         253,218
  Wichita KS GO Bonds Series 735 (AA/Aa2)
     250,000              4.00                       09/01/2009                         242,567
  Wichita KS GO Bonds Series 744 (AA/Aa2)
     500,000              4.90                       09/01/2005                         516,130
  Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA)
  (AAA/Aaa)
     600,000              4.40                       09/01/2011                         590,190
  Wyandotte County KS School District 204 GO Bonds (Refunding &
  Improvement Series A) (FSA) (NR/Aaa)
     300,000              6.38                       09/01/2011                         344,697
                                                                                    -----------
                                                                                    $34,403,568
 ----------------------------------------------------------------------------------------------
  Puerto Rico - 4.0%
  Puerto Rico Commonwealth GO Bonds (MBIA) (AAA/Aaa)
     500,000              5.38                       07/01/2021                         506,385
  Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA)
  (AAA/Aaa)
     500,000              5.50                       08/01/2018                         518,590
  Puerto Rico Municipal Finance Agency GO Bonds Series A (FSA) (AAA/Aaa)
     500,000              5.50                       08/01/2019                         515,760
                                                                                    -----------
                                                                                    $ 1,540,735
 ----------------------------------------------------------------------------------------------
  TOTAL MUNICIPAL BOND OBLIGATIONS
  (Cost $35,286,407)                                                                $35,944,303
 ----------------------------------------------------------------------------------------------
  Short-Term Obligation# - 3.4%

  Kansas - 3.4%
  Kansas State Department of Transportation Highway Revenue Bonds Series
  B-2 (AA+/Aa2)
  $1,300,000             4.35%                       05/01/2001                     $ 1,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION#
  (Cost $1,300,000)                                                                 $ 1,300,000
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                 COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Repurchase Agreement - 2.0%

  State Street Bank & Trust Co./\
    $771,000             4.36%                       05/01/2001                     $   771,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $771,000)                                                                   $   771,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $37,357,407)                                                                $38,015,303
 ----------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   April 30, 2001.
/\ Repurchase agreement was entered into on April 30, 2001 and the maturity value is $771,093.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 AMBAC    --Insured by American Municipal Bond Assurance Corp.
 AMT      --Alternative Minimum Tax
 CR       --Custodial Receipt
 FGIC     --Insured by Financial Guaranty Insurance Co.
 FSA      --Insured by Financial Security Assurance Co.
 GNMA     --Insured by Government National Mortgage Association
 GO       --General Obligation
 MBIA     --Insured by Municipal Bond Investors Assurance
 MBIA-IBC --Municipal Bond Investors Assurance-Insured Bond Certificates
 NR       --Not Rated
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)



                                      Core Equity      Growth        Value
                                          Fund          Fund          Fund
  Assets:

  Investments in securities, at
   value (cost $287,890,457,
   $267,887,301, $105,670,306,
   $133,816,177, $154,877,409,
   $67,495,360, $684,077,268,
   $101,037,546, $181,110,110,
   $128,318,517 and $37,357,407,
   respectively)                      $353,522,687  $299,233,899  $113,455,592
  Cash, at value                                --           362           730
  Receivables:
   Investment securities sold, at
    value                                       --            --            --
   Dividends and interest, at value        101,299        19,488       118,267
   Fund shares sold                      1,347,327       606,713       793,848
  Reimbursement from adviser                    --            --            --
  Other                                         --         2,910         9,971
 ------------------------------------------------------------------------------
  Total assets                         354,971,313   299,863,372   114,378,408
 ------------------------------------------------------------------------------

  Liabilities:

  Due to bank                                2,887            --            --
  Payables:
   Investment securities purchased,
    at value                                    --     3,843,761            --
   Fund shares redeemed                    163,494       432,373        11,514
   Dividends and distributions                  --            --            --
   Advisory fees                           207,073       170,717        65,881
   Administrative fees                      35,893        29,591        11,422
  Accrued expenses and other
   liabilities                              86,830       121,617        62,338
 ------------------------------------------------------------------------------
  Total liabilities                        496,177     4,598,059       151,155
 ------------------------------------------------------------------------------

  Net Assets:

  Paid-in capital                      295,201,220   271,640,553   107,333,524
  Accumulated undistributed net
   investment income (loss)               (194,126)     (619,062)       24,194
  Accumulated net realized gain
   (loss) on investment and foreign
   currency related transactions        (6,164,188)   (7,102,776)     (915,751)
  Net unrealized gain (loss) on
   investments and translation of
   assets and liabilities denominated
   in foreign currencies                65,632,230    31,346,598     7,785,286
 ------------------------------------------------------------------------------
  NET ASSETS                          $354,475,136  $295,265,313  $114,227,253
 ------------------------------------------------------------------------------

  Shares Outstanding:

  Total shares outstanding, no par
   value (unlimited number of shares
   authorized):
   Institutional Shares                 21,101,558    11,437,880     4,744,958
   Service Shares                              116       404,890        43,840
  Institutional Shares: Net asset
   value and maximum public offering
   price per share (net assets/shares
   outstanding)                       $      16.80  $      24.94  $      23.85
  Service Shares: Net asset value
   per share (net assets/shares
   outstanding)                       $      16.80  $      24.68  $      23.86
   Maximum public offering price per
    share(a)                          $      17.41  $      25.58  $      24.73
 ------------------------------------------------------------------------------

 (a) For the Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Inter-mediate Bond Fund, the maximum public offering price per share is calcu-lated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS

                                                                         National     Missouri      Kansas
                                                                         Tax-Free     Tax-Free     Tax-Free
    MidCap      International                             Short-Term   Intermediate Intermediate Intermediate
    Growth         Equity       Balanced       Bond       Government       Bond         Bond         Bond
     Fund           Fund          Fund         Fund          Fund          Fund         Fund         Fund
 $150,810,683   $143,227,677   $68,595,928 $688,724,717  $102,338,095  $185,670,108 $131,464,067 $38,015,303
          453        836,720           478          202            --           535           94         569
    1,861,359      1,155,536         5,968      396,120         3,915            --           --          --
        8,673        394,495       180,924    7,801,773     1,234,874     2,984,246    1,786,753     460,840
      484,511      1,861,773       394,187    1,641,389       414,877       196,130      306,950     122,000
           --             --        35,746           --        26,133        18,802       33,094      66,281
          920        135,101         1,001        1,942         1,549            --            5          --
 ------------------------------------------------------------------------------------------------------------
  153,166,599    147,611,302    69,214,232  698,566,143   104,019,443   188,869,821  133,590,963  38,664,993
 ------------------------------------------------------------------------------------------------------------

           --             --            --           --       328,443            --           --          --
    3,532,819      2,651,589            --           --            --     4,292,274           --          --
       57,156         33,618            --      637,462       185,750        69,727       47,821      55,215
           --             --            --    2,520,751       315,967       610,092      430,175     129,604
       81,935        108,697        39,726      286,909        42,792        76,695       55,036       9,485
       14,209         14,913         7,378       74,596        11,145        19,941       14,308       4,110
       64,399        107,720       155,459      153,204        43,006        47,138       41,566      24,152
 ------------------------------------------------------------------------------------------------------------
    3,750,518      2,916,537       202,563    3,672,922       927,103     5,115,867      588,906     222,566
 ------------------------------------------------------------------------------------------------------------

  139,720,272    155,823,922    66,294,531  694,246,635   102,600,316   178,408,925  129,826,519  37,781,369
     (645,612)      (141,216)       79,278     (638,970)       38,374        26,701       29,926       3,146
   (6,653,085)       665,334     1,537,292   (3,361,893)     (846,899)      758,330           62          16
   16,994,506    (11,653,275)    1,100,568    4,647,449     1,300,549     4,559,998    3,145,550     657,896
 ------------------------------------------------------------------------------------------------------------
 $149,416,081   $144,694,765   $69,011,669 $694,893,221  $103,092,340  $183,753,954 $133,002,057 $38,442,427
 ------------------------------------------------------------------------------------------------------------

    5,065,767      6,761,038     3,096,637   36,799,219     5,483,507     9,621,106    7,041,945   2,111,407
      116,798         30,485       109,164       64,229        69,274            57        3,800       5,071
 $      28.84   $      21.31   $     21.53 $      18.85  $      18.57  $      19.10 $      18.88 $     18.16
 $      28.42   $      21.19   $     21.51 $      18.86  $      18.57  $      19.10 $      18.88 $     18.16
 $      29.45   $      21.96   $     22.29 $      19.54  $      18.95  $      19.49 $      19.27 $     18.53
 ------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Statements of Operations
For the Six Months Ended April 30, 2001 (Unaudited)


                                         Core Equity
                                           Fund(a)      Growth Fund   Value Fund
  Investment Income:

  Interest                                $    58,016   $    333,219  $   61,847
  Dividends(b)                                785,018        875,683     962,145
 --------------------------------------------------------------------------------
  Total income                                843,034      1,208,902   1,023,992
 --------------------------------------------------------------------------------

  Expenses:

  Advisory fees                               545,116      1,221,833     373,736
  Administration fees                         109,023        244,367      74,747
  Shareowner servicing fees                        --        111,692      22,077
  Transfer Agent fees                          17,974        114,133      36,512
  Custodian fees                               13,735         21,494      20,990
  Registration fees                            45,830             --      27,362
  Professional fees                            42,766         78,602       5,855
  Trustee fees                                  2,628          7,742       1,548
  Distribution fees -- Service Shares              --         14,220       1,273
  Other                                        46,666         46,477      17,313
 --------------------------------------------------------------------------------
  Total expenses                              823,738      1,860,560     581,413
 --------------------------------------------------------------------------------
  Less -- expense reductions                  (14,935)       (32,596)    (12,013)
 --------------------------------------------------------------------------------
  Net expenses                                808,803      1,827,964     569,400
 --------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                 34,231       (619,062)    454,592
 --------------------------------------------------------------------------------

  Realized and unrealized gain (loss) on investment and foreign currency transactions:

  Net realized gain (loss) from:
   Investment transactions                 (6,164,188)    (7,071,338)   (878,070)
   Foreign currency related
   transactions                                    --             --          --
  Net change in unrealized gain (loss)
  on:
   Investments                             65,632,230    (62,313,473)  1,021,264
 --------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                    59,468,042    (69,384,811)    143,194
 --------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $59,502,273   $(70,003,873) $  597,786
 --------------------------------------------------------------------------------

 (a) Commencement date of operations was December 26, 2000.
 (b) Amount is net of $240, $6,626, $135 and $141,489, for the Core Equity, Growth, Value and International Equity Funds in foreign withholding tax-es, respectively.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS

                                                                             National     Missouri      Kansas
                                                               Short-Term    Tax-Free     Tax-Free     Tax-Free
       MidCap        International    Balanced                 Government  Intermediate Intermediate Intermediate
     Growth Fund      Equity Fund       Fund       Bond Fund      Fund      Bond Fund    Bond Fund   Bond Fund(a)
    $     91,295     $     88,013   $    963,922  $16,720,162  $3,003,245   $2,519,641   $1,913,497   $  405,902
         116,775          824,225        209,726           --          --           --           --           --
 ----------------------------------------------------------------------------------------------------------------
         208,070          912,238      1,173,648   16,720,162   3,003,245    2,519,641    1,913,497      405,902
 ----------------------------------------------------------------------------------------------------------------

         567,961        1,111,315        423,065    1,180,354     230,099      242,926      189,184       40,105
         113,592          111,131         63,460      354,106      69,030       72,878       56,755       12,032
          48,369           20,239         72,130       67,131      13,416           --           --           30
          82,227           56,274         55,288       78,738      45,458       31,065       30,737       13,765
          20,900          128,880         19,253       24,021      22,582       28,450       24,871       20,346
           1,336            1,234          1,809       26,204       1,912       20,489       16,598       10,051
          14,211           16,491         12,829       35,354      11,383        8,775        6,628       22,451
           2,515            2,336          2,009        8,203       1,835        1,054        1,015          355
           4,400              860          3,099        1,499       1,537           --           27           --
          16,065           27,681         22,280       26,254      28,297       13,478       14,657       30,287
 ----------------------------------------------------------------------------------------------------------------
         871,576        1,476,441        675,222    1,801,864     425,549      419,115      340,472      149,422
 ----------------------------------------------------------------------------------------------------------------
         (17,894)        (427,191)      (257,519)     (57,299)   (111,077)     (79,020)     (94,549)     (97,255)
 ----------------------------------------------------------------------------------------------------------------
         853,682        1,049,250        417,703    1,744,565     314,472      340,095      245,923       52,167
 ----------------------------------------------------------------------------------------------------------------
        (645,612)        (137,012)       755,945   14,975,597   2,688,773    2,179,546    1,667,574      353,735
 ----------------------------------------------------------------------------------------------------------------

      (6,471,271)         952,391      1,547,137    2,326,482     435,572      827,319      117,804           16
              --          (90,280)            --           --          --           --           --           --
     (39,365,962)     (16,999,919)   (13,458,318)  12,893,411   2,280,128    4,327,569    3,171,829      657,896
 ----------------------------------------------------------------------------------------------------------------
     (45,837,233)     (16,137,808)   (11,911,181)  15,219,893   2,715,700    5,154,888    3,289,633      657,912
 ----------------------------------------------------------------------------------------------------------------
    $(46,482,845)    $(16,274,820)  $(11,155,236) $30,195,490  $5,404,473   $7,334,434   $4,957,207   $1,011,647
 ----------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Statements of Changes in Net Assets
For the Six Months Ended April 30, 2001 (Unaudited)


                            Core Equity                                  MidCap
                              Fund(a)     Growth Fund    Value Fund   Growth Fund
  From operations:

  Net investment income
  (loss)                    $     34,231  $   (619,062) $    454,592  $   (645,612)
  Net realized gain (loss)
  on investments and
  foreign currency related
  transactions                (6,164,188)   (7,071,338)     (878,070)   (6,471,271)
  Net change in unrealized
  gain (loss) on
  investments and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                  65,632,230   (62,313,473)    1,021,264   (39,365,962)
 ----------------------------------------------------------------------------------
  Net Increase (decrease)
  in net assets resulting
  from operations             59,502,273   (70,003,873)      597,786   (46,482,845)
 ----------------------------------------------------------------------------------

  Distributions to Shareholders:

  From net investment
  income
   Institutional Shares          (34,231)           --      (523,075)           --
   Service Shares                     --            --        (4,228)           --
  In excess of net
  investment income
   Institutional Shares         (194,126)           --            --            --
   Service Shares                     --            --            --            --
  From net realized gain
  on investment
  transactions
   Institutional Shares               --   (72,808,526)   (3,622,378)  (19,157,630)
   Service Shares                     --    (2,630,790)      (39,434)     (451,680)
 ----------------------------------------------------------------------------------
  Total distributions to
  shareholders                  (228,357)  (75,439,316)   (4,189,115)  (19,609,310)
 ----------------------------------------------------------------------------------

  From share transactions:

  Proceeds from sale of
  shares                     304,933,079    60,449,128    33,027,131    45,852,178
  Reinvestment of
  dividends and
  distributions                      978    63,584,333     2,678,519    14,381,123
  Cost of shares redeemed     (9,732,837)  (82,747,998)  (14,719,349)  (36,135,347)
 ----------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions    295,201,220    41,285,463    20,986,301    24,097,954
 ----------------------------------------------------------------------------------
  TOTAL INCREASE
  (DECREASE)                 354,475,136  (104,157,726)   17,394,972   (41,994,201)
 ----------------------------------------------------------------------------------

  Net Assets:

  Beginning of period                 --   399,423,039    96,832,281   191,410,282
 ----------------------------------------------------------------------------------
  End of period             $354,475,136  $295,265,313  $114,227,253  $149,416,081
 ----------------------------------------------------------------------------------
  Accumulated
  undistributed
  (distibutions in excess)
  net investment income
  (loss)                    $   (194,126) $   (619,062) $     24,194  $   (645,612)
 ----------------------------------------------------------------------------------

 (a)Commencement date of operations was December 26, 2000.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS

                                                               National      Missouri       Kansas
                                                Short-Term     Tax-Free      Tax-Free      Tax-Free
  International      Balanced                   Government   Intermediate  Intermediate  Intermediate
   Equity Fund         Fund       Bond Fund        Fund       Bond Fund     Bond Fund    Bond Fund(a)
   $   (137,012)   $    755,945  $ 14,975,597  $  2,688,773  $  2,179,546  $  1,667,574  $   353,735
        862,111       1,547,137     2,326,482       435,572       827,319       117,804           16
    (16,999,919)    (13,458,318)   12,893,411     2,280,128     4,327,569     3,171,829      657,896
 ----------------------------------------------------------------------------------------------------
    (16,274,820)    (11,155,236)   30,195,490     5,404,473     7,334,434     4,957,207    1,011,647
 ----------------------------------------------------------------------------------------------------

             --        (921,797)  (15,583,904)   (2,679,543)   (2,183,891)   (1,667,133)    (350,131)
             --         (23,845)      (38,968)      (34,888)          (16)         (441)        (458)
             --              --      (637,376)           --            --            --           --
             --              --        (1,594)           --            --            --           --
    (16,157,124)     (4,946,189)           --            --            --            --           --
        (76,617)       (145,221)           --            --            --            --           --
 ----------------------------------------------------------------------------------------------------
    (16,233,741)     (6,037,052)  (16,261,842)   (2,714,431)   (2,183,907)   (1,667,574)    (350,589)
 ----------------------------------------------------------------------------------------------------

     59,042,617      10,853,734   412,535,534    37,619,605   147,535,319    98,025,577   38,815,751
     11,839,803       5,988,142     6,726,955     1,426,455       252,474       176,803        1,684
    (60,510,287)    (28,867,261)  (65,216,313)  (21,171,314)   (9,937,369)   (6,937,974)  (1,036,066)
 ----------------------------------------------------------------------------------------------------
     10,372,133     (12,025,385)  354,046,176    17,874,746   137,850,424    91,264,406   37,781,369
 ----------------------------------------------------------------------------------------------------
    (22,136,428)    (29,217,673)  367,979,824    20,564,788   143,000,951    94,554,039   38,442,427
 ----------------------------------------------------------------------------------------------------

    166,831,193      98,229,342   326,913,397    82,527,552    40,753,003    38,448,018           --
 ----------------------------------------------------------------------------------------------------
   $144,694,765    $ 69,011,669  $694,893,221  $103,092,340  $183,753,954  $133,002,057  $38,442,427
 ----------------------------------------------------------------------------------------------------

   $   (141,216)   $     79,278  $   (638,970) $     38,374  $     26,701  $     29,926  $     3,146
 ----------------------------------------------------------------------------------------------------

COMMERCE FUNDS
Statements of Changes in Net Assets
For the Year Ended October 31, 2000


                                                                    MidCap
                                     Growth Fund    Value Fund   Growth Fund
  From Operations:
  Net investment income (loss)      $  (1,766,177) $    572,059  $ (1,526,079)
  Net realized gain (loss) on
   investments and foreign currency
   related transactions                75,409,687     7,447,234    19,489,894
  Net change in unrealized gain
   (loss) on investments and
   translation of assets and
   liabilities denominated in
   foreign currencies                 (19,737,164)    3,804,807    22,737,638
 -----------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from operations    53,906,346    11,824,100    40,701,453
 -----------------------------------------------------------------------------

  Distributions to Shareholders:
  From net investment income
   Institutional Shares                        --      (493,450)           --
   Service Shares                              --        (4,095)           --
  From net realized gain on
   investment transactions
   Institutional Shares               (46,852,787)           --   (22,788,341)
   Service Shares                      (1,491,604)           --      (520,840)
 -----------------------------------------------------------------------------
  Total distributions to
   shareholders                       (48,344,391)     (497,545)  (23,309,181)
 -----------------------------------------------------------------------------

  From share transactions:
   Proceeds from sale of shares       150,885,692    51,231,909    97,614,735
  Reinvestment of dividends and
   distributions                       41,902,140       317,189    17,643,636
  Cost of shares redeemed            (259,317,945)  (41,623,152)  (88,516,551)
 -----------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from share
   transactions                       (66,530,113)    9,925,946    26,741,820
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)           (60,968,158)   21,252,501    44,134,092
 -----------------------------------------------------------------------------

  Net Assets:
  Beginning of year                   460,391,197    75,579,780   147,276,190
 -----------------------------------------------------------------------------
  End of year                       $ 399,423,039  $ 96,832,281  $191,410,282
 -----------------------------------------------------------------------------
  Accumulated undistributed net
   investment income (loss)         $          --  $     96,905  $         --
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS

                                                                 National      Missouri
                                                  Short-Term     Tax-Free      Tax-Free
  International       Balanced                    Government   Intermediate  Intermediate
   Equity Fund          Fund        Bond Fund        Fund       Bond Fund     Bond Fund

  $     (92,131)   $  2,810,558  $  21,929,462  $  5,627,002  $  1,680,648  $  1,653,426
     15,935,151       5,237,028     (5,056,809)   (1,227,456)      (66,622)     (117,742)
    (16,596,314)      2,810,251      1,847,350     1,121,958     1,160,051     1,044,412
 ----------------------------------------------------------------------------------------
       (753,294)     10,857,837     18,720,003     5,521,504     2,774,077     2,580,096
 ----------------------------------------------------------------------------------------



       (356,026)     (3,086,972)   (22,287,262)   (5,610,012)   (1,680,648)   (1,653,426)
             --         (67,845)       (72,249)      (56,843)           --            --

     (6,663,122)     (4,484,147)      (865,117)           --       (21,523)       (5,122)
        (24,299)        (99,499)        (2,859)           --            --            --
 ----------------------------------------------------------------------------------------
     (7,043,447)     (7,738,463)   (23,227,487)   (5,666,855)   (1,702,171)   (1,658,548)
 ----------------------------------------------------------------------------------------


    143,672,161      24,876,803     96,152,612    39,421,882    11,059,114     9,402,653
      5,221,807       7,649,664     14,419,859     3,397,113       491,168       392,946
   (102,782,966)    (64,396,789)  (154,452,685)  (77,331,019)  (12,111,717)  (14,910,477)
 ----------------------------------------------------------------------------------------
     46,111,002     (31,870,322)   (43,880,214)  (34,512,024)     (561,435)   (5,114,878)
 ----------------------------------------------------------------------------------------
     38,314,261     (28,750,948)   (48,387,698)  (34,657,375)      510,471    (4,193,330)
 ----------------------------------------------------------------------------------------


    128,516,932     126,980,290    375,301,095   117,184,927    40,242,532    42,641,348
 ----------------------------------------------------------------------------------------
  $ 166,831,193    $ 98,229,342  $ 326,913,397  $ 82,527,552  $ 40,753,003  $ 38,448,018
 ----------------------------------------------------------------------------------------
  $      (4,204)   $    268,975  $     647,275  $     64,032  $     31,062  $     29,926
 ----------------------------------------------------------------------------------------

COMMERCE FUNDS

Notes to Financial Statements
April 30, 2001 (Unaudited)

 1. ORGANIZATION

 The Commerce Funds (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust consists of eleven portfo-lios (individually, a "Fund" and collectively, the "Funds"): Core Equity Fund, Growth Fund, Value Fund (formerly Growth and Income Fund), MidCap Growth Fund (formerly MidCap Fund), International Equity Fund, Balanced Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermedi-ate Bond Fund. Each of the Funds offers two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified manage-ment investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, may be subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

 B. Security Transactions and Dividend Income -- Security transactions are re-corded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where ap-plicable. Dividends for which a Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash div-idend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.
   Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

 C. Premiums and Discounts on Debt Securities -- The National Tax-Free Inter-mediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Inter-mediate Bond Funds amortize premiums on debt securities on the effective yield basis, and do not accrete market discounts on debt securities. The In-ternational Equity Fund accretes market discounts and amortizes premiums on a yield to maturity basis. The Core Equity, Growth, Value (formerly Growth and Income), MidCap Growth (formerly MidCap) Balanced, Bond and Short-Term Gov-ernment Funds do not accrete market discounts or amortize premiums on long-term debt securities.

                                                                 COMMERCE FUNDS
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   The Balanced, Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or de-crease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns us-ing the most recent OID factors available from the issuer. Recorded amortiza-tion amounts are adjusted when actual OID factors are received.
   In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effec-tive November 1, 2001 for the Funds except for Core Equity and Kansas Tax-Free Intermediate Bond Funds for which the Guide was effective upon commencement of operations (December 26, 2000) and will require the Funds to amortize/accrete all premiums and discounts on debt securities. The Funds, with the exception of the International Equity Fund, currently do not amortize/accrete all such premiums and discounts. Upon adoption, the Funds will be required to record the cumulative effect of this change. The cumula-tive effect will impact net investment income and realized and unrealized gains and losses but will not impact net assets or net asset value. The cumu-lative effect was immaterial for the funds.

 D. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and foreign ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denomi-nated in foreign currencies arises from changes in the value of assets and liabilities.

 E. Forward Foreign Currency Exchange Contracts -- The International Equity Fund may enter into forward foreign currency exchange contracts for the pur-chase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio posi-tions. The Fund may also purchase and sell forward contracts to seek to in-crease total return. All commitments are "marked-to-market" daily at the applicable translation rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Repurchase Agreements -- Repurchase agreements involve the purchase of se-curities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.
   During the term of a repurchase agreement, the value of the underlying se-curities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repur-chase agreements are held in safekeeping in the customer-only account, at the Funds' custodian, or at sub-custodians.

COMMERCE FUNDS
Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 H. Dividend Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

                                                                 Capital Gains
                                   Income Distribution           Distribution
                                  -------------------------   -----------------------
       Fund                       Declared        Paid        Declared       Paid
 ------------------------------------------------------------------------------------
  Core Equity                     Quarterly     Quarterly     Annually     Annually
 ------------------------------------------------------------------------------------
  Growth                          Annually      Annually      Annually     Annually
 ------------------------------------------------------------------------------------
  Value (formerly Growth and
  Income)                         Quarterly     Quarterly     Annually     Annually
 ------------------------------------------------------------------------------------
  MidCap Growth (formerly
  MidCap)                         Annually      Annually      Annually     Annually
 ------------------------------------------------------------------------------------
  International Equity            Annually      Annually      Annually     Annually
 ------------------------------------------------------------------------------------
  Balanced                        Quarterly     Quarterly     Annually     Annually
 ------------------------------------------------------------------------------------
  Bond                              Daily        Monthly      Annually     Annually
 ------------------------------------------------------------------------------------
  Short-Term Government             Daily        Monthly      Annually     Annually
 ------------------------------------------------------------------------------------
  National Tax-Free
  Intermediate Bond                 Daily        Monthly      Annually     Annually
 ------------------------------------------------------------------------------------
  Missouri Tax-Free
  Intermediate Bond                 Daily        Monthly      Annually     Annually
 ------------------------------------------------------------------------------------
  Kansas Tax-Free Intermediate
  Bond                              Daily        Monthly      Annually     Annually
 ------------------------------------------------------------------------------------

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative average daily net assets for the period. Service Class share-holders bear all expenses and fees relating to the Distribution Plan.

 J. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

                                                                 COMMERCE FUNDS
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   As of the Trust's most recent tax year-end (October 31, 2000), the Bond, Short-Term Government, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds had capital loss carryforwards for U.S. federal income tax purposes. These amounts are available to be carried forward to offset future capital gains of the Funds to the extent permitted by applica-ble laws or regulations.

                 Fund                        Amount           Years of Expiration
 --------------------------------------------------------------------------------
  Bond                                     $5,688,375                    2008
 --------------------------------------------------------------------------------
  Short-Term Government                     1,282,471             2007 & 2008
 --------------------------------------------------------------------------------
  National Tax-Free Intermediate Bond          68,989                    2008
 --------------------------------------------------------------------------------
  Missouri Tax-Free Intermediate Bond         117,742                    2008
 --------------------------------------------------------------------------------

   At April 30, 2001, the Funds' aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

                                                                                 Net
                                                  Gross           Gross       Unrealized
              Fund                Tax Cost   Unrealized Gain Unrealized Loss Gain (Loss)
 -----------------------------------------------------------------------------------------
  Core Equity                   $287,890,457   $81,943,763    $(16,311,533)  $ 65,632,230
 -----------------------------------------------------------------------------------------
  Growth                         267,887,301    58,248,482     (26,901,884)    31,346,598
 -----------------------------------------------------------------------------------------
  Value (formerly Growth and
  Income)                        105,707,857    12,922,938      (5,137,652)     7,785,286
 -----------------------------------------------------------------------------------------
  MidCap Growth (formerly
  MidCap)                        133,999,723    30,554,023     (13,559,517)    16,994,506
 -----------------------------------------------------------------------------------------
  International Equity           155,083,029     8,841,939     (20,491,671)   (11,649,732)
 -----------------------------------------------------------------------------------------
  Balanced                        67,495,360     7,361,539      (6,260,971)     1,100,568
 -----------------------------------------------------------------------------------------
  Bond                           684,077,268    13,998,660      (9,351,211)     4,647,449
 -----------------------------------------------------------------------------------------
  Short-Term Government          101,037,546     1,938,818        (638,269)     1,300,549
 -----------------------------------------------------------------------------------------
  National Tax-Free
  Intermediate Bond              181,110,110     4,959,216        (399,218)     4,559,998
 -----------------------------------------------------------------------------------------
  Missouri Tax-Free
  Intermediate Bond              128,318,517     3,321,790        (176,240)     3,145,550
 -----------------------------------------------------------------------------------------
  Kansas Tax-Free Intermediate
  Bond                            37,357,407       773,445        (115,549)       657,896
 -----------------------------------------------------------------------------------------

 3. AGREEMENTS

 The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A. (the "Advisor"). Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for manag-ing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Advisor is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund's average daily net assets. For the period ended April 30, 2001, the Advisor had contractually agreed to waive a portion of its advisory fee for certain portfolios.

COMMERCE FUNDS

April 30, 2001 (Unaudited)

 3. AGREEMENTS (continued)

   As authorized by the Advisory Agreement, the Advisor has entered into a Sub-Advisory Agreement with T. Rowe Price International, Inc. (the "Sub-Advi-sor") whereby the Sub-Advisor manages the investment assets of the Interna-tional Equity Fund. A new sub-investment advisory agreement for the Fund was approved by the shareholders of the International Equity Fund on November 20, 2000.
   T. Rowe Price International, Inc. ("Price International" or the "Sub-Advis-er") (formerly known as Rowe-Price Fleming International, Inc.) has been the sub-advisor to the Fund since its inception in 1994. Prior to August 8, 2000, Price International was 50% owned by Robert Fleming Holdings Limited and 50% owned by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000,
 T. Rowe Price became the sole owner of Price International. At the same time,
 T. Rowe Price changed the name of the Sub-Advisor from Rowe-Price Fleming In-ternational, Inc. to T. Rowe Price International, Inc. The August 8, 2000 purchase caused the sub-investment advisory agreement in effect as of that date ("Old Agreement") between Commerce Investment Advisors, Inc., Commerce Bank, N.A. (the "Advisor") and Price International to terminate automatical-ly. The Board of Trustees approved a new continuing sub-investment advisory agreement between Commerce Investment Advisors, Inc., Commerce Bank, N.A. (the "Advisor") and Price International ("Sub-Advisory Agreement"). The shareholders of the Fund approved the new Sub-Advisory Agreement at a share-holder meeting on November 20, 2000. As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee from the Advisor at the following annual rate:

           Average Daily Net
           Assets              Annual Rate
           -------------------------------
           First $20 million      .75%
           -------------------------------
           Next $30 million       .60%
           -------------------------------
           Over $50 million       .50%
           -------------------------------

   In addition, when the International Equity Fund's average net assets exceed $200 million, the Sub-Advisor has agreed to reset fees to 0.50% of the aver-age daily net assets of the Fund with a transitional credit provided on as-sets between $184 million and $200 million; and when average daily net assets of the Fund exceed $500 million, the fees will be reset to 0.45% of all Fund assets.
   For the six months ended April 30, 2001, the Advisor agreed to waive fees and/or reimburse expenses (excluding interest, taxes, service share distribu-tion expenses and extraordinary expenses) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.13%, 1.20%, 1.72%, .98%, .88%,
 .68%, .70%, .65% and .65% of average net assets of the Institutional Shares of the Core Equity, Growth, Value (formerly Growth and Income), International Equity, Balanced, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. Such amounts are .25% higher for the Service Shares of the above Funds. The effect of these reimbursements by the Advisor for the period ended April 30, 2001, was to reduce expenses by various amounts.

                                                                 COMMERCE FUNDS
 3. AGREEMENTS (continued)

   Goldman Sachs Asset Management ("GSAM"), a unit of the investment Manage-ment Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Trust's administrator, pursuant to an Administration Agreement. Under the Ad-ministration Agreement, GSAM administers the Trust's business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of .15% of the average daily net as-sets of each Fund. Effective May 1, 2000, GSAM has contractually agreed to waive the administration fee to a rate of .13% of the average daily net as-sets of each Fund until October 31, 2001. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds' expenses.
   For the six months ended April 30, 2001, a summary of the advisory, admin-istration, credits and associated waivers are as follows:

                                                                          Administration
                                            Advisory Fees                      Fees
                                ----------------------------------------- ---------------
                                                           Waiver             Waiver                               Total
                                Contractual   Actual    ----------------- ---------------    Expense     Custody  Expense
  Fund                          Annual Rate Annual Rate Rate      Amount   Rate   Amount  Reimbursements Credits Reduction
 -------------------------------------------------------------------------------------------------------------------------
  Core Equity                      0.75%       0.75%      --     $     --  0.02% $ 14,536    $     --    $   399 $ 14,935
 -------------------------------------------------------------------------------------------------------------------------
  Growth                           0.75%       0.75%      --           --  0.02%   32,583          --         13   32,596
 -------------------------------------------------------------------------------------------------------------------------
  Value (formerly Growth and
  Income)                          0.75%       0.75%      --           --  0.02%    9,966          --      2,047   12,013
 -------------------------------------------------------------------------------------------------------------------------
  MidCap Growth (formerly
  MidCap)                          0.75%       0.75%      --           --  0.02%   15,145          --      2,749   17,894
 -------------------------------------------------------------------------------------------------------------------------
  International Equity             1.50%       0.94%    0.56%     412,264  0.02%   14,817          --        110  427,191
 -------------------------------------------------------------------------------------------------------------------------
  Balanced                         1.00%       0.70%    0.30%     126,920  0.02%    8,461     120,526      1,612  257,519
 -------------------------------------------------------------------------------------------------------------------------
  Bond                             0.50%       0.50%      --           --  0.02%   47,214          --     10,085   57,299
 -------------------------------------------------------------------------------------------------------------------------
  Short-Term Government            0.50%       0.33%    0.17%(a)   74,893  0.02%    9,204      26,205        775  111,077
 -------------------------------------------------------------------------------------------------------------------------
  National Tax-Free
  Intermediate Bond                0.50%       0.37%    0.13%(a)   49,870  0.02%    9,718      18,801        631   79,020
 -------------------------------------------------------------------------------------------------------------------------
  Missouri Tax-Free
  Intermediate Bond                0.50%       0.33%    0.17%(a)   53,667  0.02%    7,570      33,094        218   94,549
 -------------------------------------------------------------------------------------------------------------------------
  Kansas Tax-Free Intermediate
  Bond                             0.50%       0.30%    0.20%      16,042  0.02%    1,605      79,276        332   97,255
 -------------------------------------------------------------------------------------------------------------------------

 (a) Advisory waiver rate is a blended rate. Effective April 1, 2001, Commerce Investment Advisors, Inc., elected to eliminate the Advisory fee waivers of 0.20%, 0.15% and 0.20% for the Short-Term Government, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, re-spectively.

   Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales charge im-posed on the sale of shares of the Funds. The maximum sales charge imposed on the sale of Service Shares of the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund is 2.00%; for all other Funds' Service Shares, the maximum sales charge is 3.50%. Goldman, Sachs & Co. has advised the Trust that it has retained approximately $2,600 on the sale of shares of the Funds for the period ended April 30, 2001.
   The Trust, on behalf of each Fund, has adopted a Distribution Plan for Service Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribu-tion Plan, payments by each Fund for distribution expenses may not exceed .25% (annualized) of the average daily net assets of the Fund's Service Shares.
   Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render share-holder administration support services. For these services, the Service Orga-nizations are entitled to receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations.

COMMERCE FUNDS
Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)

 4. INVESTMENT TRANSACTIONS

 The cost of purchases and proceeds of sales and maturities of long-term secu-rities for the period ended April 30, 2001, were as follows:

                                                                                    Sales
                                                   Purchases       Sales and    and maturities
                                  Purchase of     (excluding     maturities of    (excluding
                                U.S. Government U.S. Government U.S. Government U.S. Government
                                  and agency      and agency      and agency      and agency
              Fund                obligations    obligations)     obligations    obligations)
 ----------------------------------------------------------------------------------------------
  Core Equity                    $         --    $328,770,434     $        --    $ 40,357,788
 ----------------------------------------------------------------------------------------------
  Growth                                   --      68,361,624              --     106,642,892
 ----------------------------------------------------------------------------------------------
  Value (formerly Growth and
  Income)                                  --      50,142,634              --      36,776,502
 ----------------------------------------------------------------------------------------------
  MidCap Growth (formerly
  MidCap)                                  --      86,091,147              --      83,487,042
 ----------------------------------------------------------------------------------------------
  International Equity                     --      18,634,501              --      26,001,098
 ----------------------------------------------------------------------------------------------
  Balanced                          1,590,376      18,824,623       5,250,546      31,212,037
 ----------------------------------------------------------------------------------------------
  Bond                            202,299,988     254,777,469      61,341,405      35,364,700
 ----------------------------------------------------------------------------------------------
  Short-Term Government            43,194,810       6,301,644      26,462,709             875
 ----------------------------------------------------------------------------------------------
  National Tax-Free
  Intermediate Bond                        --     163,636,145              --      24,369,738
 ----------------------------------------------------------------------------------------------
  Missouri Tax-Free
  Intermediate Bond                        --      98,538,411              --       8,680,328
 ----------------------------------------------------------------------------------------------
  Kansas Tax-Free Intermediate
  Bond                                     --      36,062,106              --         760,118
 ----------------------------------------------------------------------------------------------

   For the period ended April 30, 2001, Goldman, Sachs & Co. earned approxi-mately $11,900, $2,500 and $500 of brokerage commissions from portfolio transactions executed on behalf of the Growth, MidCap Growth (formerly MidCap) and Balanced Funds, respectively.

                                                                 COMMERCE FUNDS

 5. CONCENTRATION OF RISK

   Under normal conditions, the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest at least 80% of their net assets in tax-exempt securities. Although they do not expect to do so, the Funds may invest up to 20% of their net as-sets in private activity bonds that may subject certain investors to the fed-eral alternative minimum tax.
   In addition, the National Tax-Free Intermediate Bond Fund invests substan-tially all of its assets in debt securities issued by or on behalf of states, territories and possessions of the U.S. The issuers' abilities to meet their obligations may be affected by the states' economic and political develop-ments. The Missouri Tax-Free Intermediate Bond Fund invests at least 65% of its assets in debt obligations of issuers located in the State of Missouri. The Kansas Tax-Free Intermediate Bond Fund invests at least 65% of its assets in debt obligations of issuers located in the State of Kansas.
   The International Equity Fund invests a portion of its assets in emerging markets. Emerging markets securities are volatile. They are subject to sub-stantial currency fluctuations and sudden economic and political develop-ments. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

 6. SUBSEQUENT EVENT

   Effective May 1, 2001, the Advisor elected to eliminate the Advisory fee waiver of 0.20% for the Kansas Tax-Free Intermediate Bond Fund.

COMMERCE FUNDS

April 30, 2001 (Unaudited)

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                             Core Equity Fund(d)             Growth Fund
                           -------------------------  --------------------------
                                Shares       Dollars       Shares        Dollars

 For The Six Months Ended April 30, 2001 (Unaudited)

  Institutional Shares
  Shares sold               21,698,942  $304,931,117    2,287,453  $  59,927,116
  Reinvestment of
  dividends and
  distributions                     61           978    2,227,577     60,991,104
  Shares repurchased          (597,445)   (9,732,837)  (3,140,088)   (80,976,785)
                            -----------------------------------------------------
                            21,101,558   295,199,258    1,374,942     39,941,435
 --------------------------------------------------------------------------------
  Service Shares
  Shares sold                      116         1,962       19,524        522,012
  Reinvestment of
  dividends and
  distributions                     --            --       95,655      2,593,229
  Shares repurchased                --            --      (71,701)    (1,771,213)
                            -----------------------------------------------------
                                   116         1,962       43,478      1,344,028
 --------------------------------------------------------------------------------
  NET INCREASE              21,101,674  $295,201,220    1,418,420  $  41,285,463
 --------------------------------------------------------------------------------


 For the Year Ended October 31, 2000

  Institutional Shares
  Shares sold                       --  $         --    3,823,408  $ 149,133,620
  Reinvestment of
  dividends and
  distributions                     --            --    1,091,276     40,442,987
  Shares repurchased                --            --   (6,512,820)  (255,363,582)
                            -----------------------------------------------------
                                    --            --   (1,598,136)   (65,786,975)
 --------------------------------------------------------------------------------
  Service Shares
  Shares sold                       --            --       45,426      1,752,072
  Reinvestment of
  dividends and
  distributions                     --            --       39,592      1,459,153
  Shares repurchased                --            --     (103,662)    (3,954,363)
                            -----------------------------------------------------
                                    --            --      (18,644)      (743,138)
 --------------------------------------------------------------------------------
  NET INCREASE (DECREASE)           --  $         --   (1,616,780) $ (66,530,113)
 --------------------------------------------------------------------------------

 (a) Commencement date of operations was December 26, 2000, for all share classes.
 (b) As of August 14, 2000, the Fund's name changed from the Growth & Income Fund to the Value Fund.
 (c) As of August 14, 2000, the Fund's name changed from the MidCap Fund to the MidCap Growth Fund.
 (d) Effective February 9, 2001, the Core Equity, Short-Term Government and Kansas Tax-Free Intermediate Bond Funds acquired substantially all the assets of the Personal Stock, Short Term Treasury and Kansas Tax-Free Bond Common Trust Funds, respectively, in exchange for Institutional shares of Core Equity, Short-Term Government and Kansas Tax-Free Interme-diate Bond Funds, respectively. The acquisition was accomplished by a tax-free exchange of the respective shares of the Core Equity, Short-Term Government and Kansas Tax-Free Intermediate Bond Funds for the net assets of the Personal Stock, Short Treasury and Kansas Tax-Free Bond Common Trust Funds. The net assets acquired from the Personal Stock, Short Trea-sury and Kansas Tax-Free Bond Common Trust Funds amounted to $363,616,553, $27,492,167 and $35,903,065, respectively, and the acquired net assets consisted primarily of portfolio securities with net unrealized appreciation of $78,994,001, $567,222 and $1,069,834, respec-tively. The aggregate net assets of the Core Equity, Short-Term Govern-ment and Kansas Tax-Free Intermediate Bond Funds immediately after the acquisition were $369,568,430, $107,260,671 and $675,972, respectively.
 (e) Effective February 16, 2001, the Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds acquired substantially all the assets of the Personal Bond, National Tax-Free Bond and Missouri Tax-Free Bond Common Trust Funds, respectively, in exchange for Institu-tional shares of Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, respectively. The acquisition was ac-complished by a tax-free exchange of the respective shares of the Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds for the net assets of the Personal Bond, National Tax-Free Bond and Missouri Tax-Free Bond Common Trust Funds. The net assets ac-quired from the Personal Bond, National Tax-Free and Missouri Tax-Free Common Trust Funds amounted to $356,360,521, $149,051,491 and $91,342,374, respectively, and the acquired net assets consisted primar-ily of portfolio securities with net unrealized appreciation of $4,750,064, $5,768,155 and $3,484,082, respectively. The aggregate net assets of the Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds immediately after the acquisition were $699,512,629, $191,844,318 and $133,441,517, respectively.

                                                                 COMMERCE FUNDS




        Value Fund(b)          MidCap Growth Fund(c)    International Equity Fund
   -------------------------  ------------------------  ---------------------------
        Shares       Dollars      Shares       Dollars       Shares         Dollars



     1,407,280  $ 32,955,049   1,535,434  $ 45,612,074    2,706,538  $   58,993,315
       115,315     2,636,253     439,234    13,932,505      515,531      11,764,412
      (627,314)  (14,626,240) (1,197,955)  (35,967,335)  (2,737,559)    (60,415,364)
 -----------------------------------------------------------------------------------
       895,281    20,965,062     776,713    23,577,244      484,510      10,342,363
 -----------------------------------------------------------------------------------

         3,083        72,082       7,554       240,104        2,286          49,302
         1,849        42,266      14,338       448,618        3,318          75,391
        (3,959)      (93,109)     (5,764)     (168,012)      (4,254)        (94,923)
 -----------------------------------------------------------------------------------
           973        21,239      16,128       520,710        1,350          29,770
 -----------------------------------------------------------------------------------
       896,254  $ 20,986,301     792,841  $ 24,097,954      485,860  $   10,372,133
 -----------------------------------------------------------------------------------



     2,233,088  $ 51,079,026   2,305,178  $ 96,393,030    4,976,117  $  142,850,262
        13,898       313,283     455,291    17,132,636      183,329       5,198,056
    (1,882,880)  (41,403,727) (2,062,227)  (87,415,731)  (3,556,619)   (102,258,311)
 -----------------------------------------------------------------------------------
       364,106     9,988,582     698,242    26,109,935    1,602,827      45,790,007
 -----------------------------------------------------------------------------------

         6,519       152,883      29,138     1,221,705       27,344         821,899
           174         3,906      13,711       511,000          842          23,751
       (10,008)     (219,425)    (27,309)   (1,100,820)     (17,337)       (524,655)
 -----------------------------------------------------------------------------------
        (3,315)      (62,636)     15,540       631,885       10,849         320,995
 -----------------------------------------------------------------------------------
       360,791  $  9,925,946     713,782  $ 26,741,820    1,613,676  $   46,111,002
 -----------------------------------------------------------------------------------

COMMERCE FUNDS

April 30, 2001 (Unaudited)

 7. SUMMARY OF SHARE TRANSACTIONS (continued)



                                Balanced Fund               Bond Fund(e)
                           -------------------------  --------------------------
                                Shares       Dollars       Shares        Dollars
  For The Six Months Ended April 30, 2001 (Unaudited)

  Institutional Shares
  Shares sold                  489,082  $ 10,682,925   22,119,322  $ 412,498,451
  Reinvestment of
   dividends and
   distributions               259,682     5,823,208      355,033      6,690,903
  Shares repurchased        (1,342,236)  (28,585,222)  (3,442,569)   (65,140,382)
                            -----------------------------------------------------
                              (593,472)  (12,079,089)  19,031,786    354,048,972
 --------------------------------------------------------------------------------
  Service Shares
  Shares sold                    7,672       170,809        1,951         37,083
  Reinvestment of
   dividends and
   distributions                 7,361       164,934        1,912         36,052
  Shares repurchased           (12,786)     (282,039)      (4,034)       (75,931)
                            -----------------------------------------------------
                                 2,247        53,704        (171)         (2,796)
 --------------------------------------------------------------------------------
  NET INCREASE (DECREASE)     (591,225) $(12,025,385)  19,031,615  $ 354,046,176
 --------------------------------------------------------------------------------


  or the Year Ended October 31, 2000

  Institutional Shares
  Shares sold                  955,389  $ 24,553,849    5,263,318  $  95,935,028
  Reinvestment of
   dividends and
   distributions               295,726     7,489,493      787,382     14,352,775
  Shares repurchased        (2,474,269)  (63,875,687)  (8,434,430)  (154,181,169)
                            -----------------------------------------------------
                            (1,223,154)  (31,832,345)  (2,383,730)   (43,893,366)
 --------------------------------------------------------------------------------
  Service Shares
  Shares sold                   12,659       322,954       12,029        217,584
  Reinvestment of
   dividends and
   distributions                 6,329       160,171        3,679         67,084
  Shares repurchased           (20,327)     (521,102)     (14,879)      (271,516)
                            -----------------------------------------------------
                                (1,339)      (37,977)         829         13,152
 --------------------------------------------------------------------------------
  NET DECREASE              (1,224,493) $(31,870,322)  (2,382,901) $ (43,880,214)
 --------------------------------------------------------------------------------

 (a) Commenced offering of Service Share classes on December 26, 2000.
 (b) Commencement date of operations was December 26, 2000 for all share clas-ses.

                                                                 COMMERCE FUNDS




                                                                                              Kansas Tax-Free
   Short-Term Government          National Tax-Free              Missouri Tax-Free           Intermediate Bond
          Fund(d)            Intermediate Bond Fund(a)(e)   Intermediate Bond Fund(a)(e)        Fund(b)(d)
  -------------------------  -----------------------------  -----------------------------  ----------------------
       Shares       Dollars        Shares          Dollars        Shares          Dollars     Shares      Dollars



    2,043,661  $ 37,351,209     7,949,908     $147,534,240     5,323,113     $ 97,953,450  2,168,097  $38,723,422
       76,153     1,408,033        13,179          252,467         9,319          176,386         68        1,230
   (1,137,903)  (21,096,660)     (517,413)      (9,937,369)     (365,695)      (6,937,974)   (56,758)  (1,036,066)
 -----------------------------------------------------------------------------------------------------------------
      981,911    17,662,582     7,445,674      137,849,338     4,966,737       91,191,862  2,111,407   37,688,586
 -----------------------------------------------------------------------------------------------------------------

       14,674       268,396            57            1,079         3,778           72,127      5,046       92,329
          996        18,422            --                7            22              417         25          454
       (4,033)      (74,654)           --               --            --               --         --           --
 -----------------------------------------------------------------------------------------------------------------
       11,637       212,164            57            1,086         3,800           72,544      5,071       92,783
 -----------------------------------------------------------------------------------------------------------------
      993,548  $ 17,874,746     7,445,731     $137,850,424     4,970,537     $ 91,264,406  2,116,478  $37,781,369
 -----------------------------------------------------------------------------------------------------------------




    2,185,295  $ 39,254,503       604,365     $ 11,059,114       517,208      $ 9,402,653         --  $        --
      187,633     3,364,656        26,777          491,168        21,649          392,946         --           --
   (4,303,192)  (77,150,227)     (661,373)     (12,111,717)     (823,736)     (14,910,477)        --           --
 -----------------------------------------------------------------------------------------------------------------
   (1,930,264)  (34,531,068)      (30,231)        (561,435)     (284,879)      (5,114,878)        --           --
 -----------------------------------------------------------------------------------------------------------------

        9,326       167,379            --               --            --               --         --           --
        1,809        32,457            --               --            --               --         --           --
      (10,075)     (180,792)           --               --            --               --         --           --
 -----------------------------------------------------------------------------------------------------------------
        1,060        19,044            --               --            --               --         --           --
 -----------------------------------------------------------------------------------------------------------------
   (1,929,204) $(34,512,024)      (30,231)    $   (561,435)     (284,879)    $ (5,114,878)        --  $        --
 -----------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                           Income from                                   Distributions
                                      investment operations                             to shareholders
                              ---------------------------------------- --------------------------------------------------
                    Net asset    Net                      Total income            In excess
                     value,   investment    Net realized  (loss) from   From net    of net
                    beginning   income     and unrealized  investment  investment investment    From net        Total
                    of period   (loss)      gain (loss)    operations    income     income   realized gains distributions
  CORE EQUITY FUND(d)

  For the Period Ended April
  30, 2001 (unaudited)
  Institutional
  Shares
  (commenced
  December 26,
  2000)              $18.00     $   --(b)      $(1.19)       $(1.19)     $  --      $(0.01)     $    --        $ (0.01)
  Service Shares
  (commenced
  December 26,
  2000)               18.00         --(b)       (1.20)        (1.20)        --          --           --             --

  GROWTH FUND

  For the Six Months Ended
  April 30, 2001 (unaudited)
  Institutional
  Shares             $38.33     $(0.05)(b)     $(6.07)       $(6.12)     $  --      $   --      $ (7.27)       $ (7.27)
  Service Shares      38.04      (0.09)(b)      (6.00)        (6.09)        --          --        (7.27)         (7.27)
 ----------------------------------------------------------------------------------------------------------------------------
  For the Year
  Ended October
  31, 2000
  Institutional
  Shares              38.24      (0.14)(b)       4.17          4.03         --          --        (3.94)         (3.94)
  Service Shares      38.07      (0.24)(b)       4.15          3.91         --          --        (3.94)         (3.94)
 ----------------------------------------------------------------------------------------------------------------------------
  For the Year
  Ended October
  31, 1999
  Institutional
  Shares              37.37      (0.05)          6.40          6.35      (0.01)         --        (5.47)         (5.48)
  Service Shares      37.29      (0.12)          6.37          6.25         --          --        (5.47)         (5.47)
 ----------------------------------------------------------------------------------------------------------------------------
  For the Year
  Ended October
  31, 1998
  Institutional
  Shares              34.54       0.07           5.06          5.13      (0.06)         --        (2.24)         (2.30)
  Service Shares      34.50      (0.01)          5.05          5.04      (0.01)         --        (2.24)         (2.25)
 ----------------------------------------------------------------------------------------------------------------------------
  For the Year
  Ended October
  31, 1997
  Institutional
  Shares              28.95       0.19           7.51          7.70      (0.19)         --        (1.92)         (2.11)
  Service Shares
  (commenced
  January 2, 1997)    28.26       0.09           6.25          6.34      (0.10)         --           --          (0.10)
 ----------------------------------------------------------------------------------------------------------------------------
  For the Year
  Ended October
  31, 1996
  Institutional
  Shares              24.68       0.19           5.40          5.59      (0.19)         --        (1.13)         (1.32)
 ----------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the peri-od, reinvestment of all dividends and distributions, a complete redemp-tion of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemp-tion charges were taken into account. Total returns for periods less than one full year are not annualized.
 (b) Calculated based on average shares outstanding methodology.
 (c) Annualized.
 (d) The Core Equity Fund commenced operations on December 26, 2000, for all share classes.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS


                                                                                     Ratios assuming no
                                                                                     expense reductions
                                                                           --------------------------------------
                         Net assets                         Ratio of                               Ratio of
   Net asset             at end of       Ratio of        net investment         Ratio of        net investment    Portfolio
  value, end    Total      period    net expenses to    income (loss) to      expenses to      income (loss) to   turnover
   of period  return(a)  (in 000s)  average net assets  average net assets average net assets  average net assets   rate
      $16.80    (6.60)%   $354,473         1.04%(c)            0.05%(c)           1.06%(c)            0.03%(c)        20%
       16.80    (6.67)           2         1.29(c)               --(c)            1.31(c)            (0.22)(c)        20


      $24.94   (17.60)%   $285,272         1.11%(c)           (0.37)%(c)          1.13%(c)           (0.39)%(c)       21%
       24.68   (17.66)       9,993         1.36(c)            (0.62)(c)           1.38(c)            (0.64)(c)        21
---------------------------------------------------------------------------------------------------------------------------
       38.33    10.88      385,676         1.06               (0.37)              1.07               (0.36)           50
       38.04    10.59       13,747         1.31               (0.62)              1.32               (0.61)           50
---------------------------------------------------------------------------------------------------------------------------
       38.24    18.24      445,923         1.08               (0.12)              1.08               (0.12)           35
       38.07    17.97       14,468         1.33               (0.36)              1.33               (0.36)           35
---------------------------------------------------------------------------------------------------------------------------
       37.37    15.38      409,797         1.08                0.20               1.08                0.20            53
       37.29    15.10        8,965         1.33               (0.06)              1.33               (0.06)           53
---------------------------------------------------------------------------------------------------------------------------
       34.54    28.12      343,773         1.11                0.60               1.11                0.60            32
       34.50    22.47        5,758         1.36(c)             0.35(c)            1.36(c)             0.35(c)         32
---------------------------------------------------------------------------------------------------------------------------
       28.95    23.43      208,908         1.08                0.72               1.08                0.72            36
---------------------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                   Income from                          Distributions
                                              investment operations                    to shareholders
                                      --------------------------------------- ---------------------------------
                                                                     Total
                            Net asset    Net                        income
                             value,   investment    Net realized  (loss) from  From net  From net
                            beginning   income     and unrealized investment  investment realized     Total
                            of period   (loss)      gain (loss)   operations    income    gains   distributions
  VALUE FUND(d)
  For the Six Months Ended
  April 30, 2001
  (unaudited)
  Institutional Shares       $24.88     $ 0.11(b)     $ (0.09)      $  0.02     $(0.13)   $(0.92)    $(1.05)
  Service Shares              24.88       0.08(b)       (0.08)           --      (0.10)    (0.92)     (1.02)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 2000
  Institutional Shares        21.40       0.18(b)        3.45          3.63      (0.15)       --      (0.15)
  Service Shares              21.41       0.12(b)        3.45          3.57      (0.10)       --      (0.10)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1999
  Institutional Shares        21.72       0.15          (0.09)         0.06      (0.15)    (0.23)     (0.38)
  Service Shares              21.73       0.11          (0.11)           --      (0.09)    (0.23)     (0.32)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1998
  Institutional Shares        21.82       0.18          (0.05)         0.13      (0.19)    (0.04)     (0.23)
  Service Shares              21.81       0.16          (0.09)         0.07      (0.11)    (0.04)     (0.15)
 --------------------------------------------------------------------------------------------------------------
  For the Period Ended
  October 31, 1997
  Institutional Shares
  (commenced March 3,
  1997)                       18.00       0.15           3.80          3.95      (0.13)       --      (0.13)
  Service Shares
  (commenced March 3,
  1997)                       18.00       0.12           3.80          3.92      (0.11)       --      (0.11)
  MIDCAP GROWTH FUND(e)
  For the Six Months Ended
  April 30, 2001
  (unaudited)
  Institutional Class        $43.62     $(0.13)(b)    $(10.22)      $(10.35)    $   --    $(4.43)    $(4.43)
  Service Class               43.11      (0.17)(b)     (10.09)       (10.26)        --     (4.43)     (4.43)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 2000
  Institutional Shares        40.07      (0.34)(b)       9.91          9.57         --     (6.02)     (6.02)
  Service Shares              39.75      (0.44)(b)       9.82          9.38         --     (6.02)     (6.02)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1999
  Institutional Shares        32.57      (0.23)(b)       9.34(c)       9.11         --     (1.61)     (1.61)
  Service Shares              32.40      (0.31)(b)       9.27(c)       8.96         --     (1.61)     (1.61)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1998
  Institutional Shares        33.02      (0.13)          1.48          1.35         --     (1.80)     (1.80)
  Service Shares              32.94      (0.16)          1.42          1.26         --     (1.80)     (1.80)
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1997
  Institutional Shares        28.06      (0.13)          5.38          5.25         --     (0.29)     (0.29)
  Service Shares
  (commenced January 2,
  1997)                       28.64      (0.11)          4.41          4.30         --        --         --
 --------------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1996
  Institutional Shares        25.30      (0.07)          3.51          3.44         --     (0.68)     (0.68)
 --------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the peri-od, reinvestment of all dividends and distributions, a complete redemp-tion of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemp-tion charges were taken into account. Total returns for periods less than one full year are not annualized.
 (b) Calculated based on average shares outstanding methodology.
 (c) Annualized.
 (d) As of August 14, 2000 the Fund's name changed from the Growth and In-come Fund to the Value Fund.
 (e) As of August 14, 2000 the Fund's name changed from the MidCap Fund to the MidCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS


                                                                                   Ratios assuming no
                                                                                   expense reductions
                                                                          -------------------------------------

                         Net assets                         Ratio of                              Ratio of
   Net asset             at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end    Total      period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period  return(a)  (in 000's) average net assets average net assets average net assets average net assets   rate
      $23.85     0.30%    $113,181         1.12%(c)           0.91%(c)           1.14%(c)           0.89%(c)        37%
       23.86     0.22        1,046         1.37(c)            0.69(c)            1.39(c)            0.67(c)         37
-------------------------------------------------------------------------------------------------------------------------
       24.88    17.06       95,765         1.13               0.78               1.14               0.77            88
       24.88    16.72        1,067         1.38               0.52               1.40               0.51            88
-------------------------------------------------------------------------------------------------------------------------
       21.40     0.29       74,591         1.15               0.67               1.15               0.67            64
       21.41     0.02          989         1.40               0.42               1.40               0.42            64
-------------------------------------------------------------------------------------------------------------------------
       21.72     0.53       92,625         1.16               0.82               1.16               0.82            55
       21.73     0.30        1,365         1.41               0.60               1.41               0.60            55
-------------------------------------------------------------------------------------------------------------------------
       21.82    22.00       45,173         1.20(c)            1.30(c)            2.02(c)            0.48(c)          5
       21.81    21.81        2,588         1.45(c)            1.02(c)            2.27(c)            0.20(c)          5


     $ 28.84   (24.57)%   $146,096         1.13%(c)          (0.85)%(c)          1.15%(c)          (0.87)%(c)       54%
       28.42   (24.66)       3,320         1.38(c)           (1.10)(c)           1.40(c)           (1.12)(c)        54
-------------------------------------------------------------------------------------------------------------------------
       43.62    26.19      187,070         1.14              (0.80)              1.15              (0.79)          112
       43.11    25.88        4,340         1.39              (1.05)              1.40              (1.04)          112
-------------------------------------------------------------------------------------------------------------------------
       40.07    28.96      143,892         1.14              (0.63)              1.14              (0.63)           98
       39.75    28.63        3,384         1.39              (0.86)              1.39              (0.86)           98
-------------------------------------------------------------------------------------------------------------------------
       32.57     3.96      139,035         1.16              (0.58)              1.16              (0.58)           76
       32.40     3.68        1,236         1.41              (0.82)              1.41              (0.82)           76
-------------------------------------------------------------------------------------------------------------------------
       33.02    18.88      112,442         1.23              (0.61)              1.23              (0.61)           89
       32.94    15.01          658         1.48(c)           (0.95)(c)           1.48(c)           (0.95)(c)        89
-------------------------------------------------------------------------------------------------------------------------
       28.06    13.78       74,641         1.22              (0.37)              1.22              (0.37)           71
-------------------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                   Income from                           Distributions
                                              investment operations                     to shareholders
                                      ---------------------------------------- ---------------------------------
                            Net asset    Net                      Total income
                             value,   investment    Net realized  (loss) from   From net  From net
                            beginning   Income     and unrealized  investment  investment realized     Total
                            of period   (loss)      gain (loss)    operations    income    gains   distributions
  INTERNATIONAL EQUITY FUND

  For the Six Months Ended
  April 30, 2001
   (unaudited)
  Institutional Shares       $26.46     $(0.02)(b)     $(2.50)       $(2.52)     $   --    $(2.63)    $(2.63)
  Service Shares              26.37      (0.05)(b)      (2.50)        (2.55)         --     (2.63)     (2.63)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 2000
  Institutional Shares        27.39      (0.01)(b)       0.43          0.42       (0.06)    (1.29)     (1.35)
  Service Shares              27.30      (0.08)(b)       0.44          0.36          --     (1.29)     (1.29)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1999
  Institutional Shares        23.00       0.09           4.40          4.49       (0.10)       --      (0.10)
  Service Shares              22.92       0.10           4.34          4.44       (0.06)       --      (0.06)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1998
  Institutional Shares        22.10       0.10           1.45          1.55       (0.08)    (0.57)     (0.65)
  Service Shares              22.06       0.05           1.44          1.49       (0.06)    (0.57)     (0.63)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1997
  Institutional Shares        20.96       0.06           1.42          1.48       (0.10)    (0.24)     (0.34)
  Service Shares
   (commenced January 2,
   1997)                      21.70       0.01           0.35          0.36          --        --         --
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1996
  Institutional Shares        18.64       0.11           2.35          2.46       (0.07)    (0.07)     (0.14)

  BALANCED FUND

  For the Six Months Ended
   April 30, 2001
   (unaudited)
  Institutional Shares       $25.87     $ 0.19(b)      $(2.94)       $(2.75)     $(0.24)   $(1.35)    $(1.59)
  Service Shares              25.85       0.17(b)       (2.94)        (2.77)      (0.22)    (1.35)     (1.57)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 2000
  Institutional Shares        25.29       0.62(b)        1.57          2.19       (0.69)    (0.92)     (1.61)
  Service Shares              25.27       0.55(b)        1.57          2.12       (0.62)    (0.92)     (1.54)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1999
  Institutional Shares        27.04       0.70           1.22          1.92       (0.69)    (2.98)     (3.67)
  Service Shares              27.01       0.64           1.22          1.86       (0.62)    (2.98)     (3.60)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1998
  Institutional Shares        26.67       0.59           1.67          2.26       (0.59)    (1.30)     (1.89)
  Service Shares              26.66       0.53           1.65          2.18       (0.53)    (1.30)     (1.83)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1997
  Institutional Shares        24.00       0.59           3.93          4.52       (0.59)    (1.26)     (1.85)
  Service Shares
   (commenced January 2,
   1997)                      23.25       0.40           3.42          3.82       (0.41)       --      (0.41)
 ---------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1996
  Institutional Shares        22.10       0.54           2.56          3.10       (0.54)    (0.66)     (1.20)
 ---------------------------------------------------------------------------------------------------------------

 (a) Assumes investment of the net asset value at the beginning of the pe-riod, reinvestment of all dividends and distributions, a complete re-demption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized.
 (b) Calculated based on the average shares outstanding methodology.
 (c) Annualized.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS


                                                                                   Ratios assuming no
                                                                                   expense reductions
                                                                          -------------------------------------
                         Net assets                         Ratio of                              Ratio of
   Net asset             at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end    Total      period    net expenses to    Income (loss) to     expenses to      income (loss) to  turnover
   of period  return(a)  (in 000's) average net assets average net assets average net assets average net assets   rate
    $21.31     (10.24)%   $144,049         1.34%(c)          (0.18)%(c)          1.92%(c)          (0.76)%(c)       13%
     21.19     (10.40)         646         1.59 (c)          (0.45)(c)           2.17(c)           (1.03)(c)        13%
-------------------------------------------------------------------------------------------------------------------------
     26.46       1.24      166,063         1.35              (0.05)              1.92              (0.60)           47
     26.37       1.03          768         1.60              (0.29)              2.17              (0.84)           47
-------------------------------------------------------------------------------------------------------------------------
     27.39      19.58      128,018         1.53               0.40               2.08              (0.13)           32
     27.30      19.39          499         1.78               0.33               2.33              (0.20)           32
-------------------------------------------------------------------------------------------------------------------------
     23.00       7.16      101,161         1.62               0.46               2.14              (0.06)           22
     22.92       6.88          379         1.87               0.19               2.39              (0.33)           22
-------------------------------------------------------------------------------------------------------------------------
     22.10       7.15       78,273         1.72               0.35               2.23              (0.16)           22
     22.06       1.66          231         1.97 (b)           0.14(b)            2.48(b)           (0.37)(b)        22
-------------------------------------------------------------------------------------------------------------------------
     20.96      13.25       51,589         1.72               0.74               2.64              (0.18)           21

    $21.53     (10.79)%   $ 66,663         0.98%(c)           1.79%(c)           1.57%(c)           1.20%(c)        25%
     21.51     (10.91)       2,349         1.23(c)            1.54(c)            1.82(c)            0.95(c)         25
-------------------------------------------------------------------------------------------------------------------------
     25.87       8.93       95,466         1.03               2.40               1.49               1.94            53
     25.85       8.67        2,763         1.28               2.13               1.74               1.67            53
-------------------------------------------------------------------------------------------------------------------------
     25.29       7.60      124,245         1.13               2.71               1.49               2.35            11
     25.27       7.38        2,735         1.38               2.47               1.74               2.11            11
-------------------------------------------------------------------------------------------------------------------------
     27.04       8.68      123,717         1.13               2.20               1.49               1.84            68
     27.01       8.36        2,594         1.38               1.99               1.74               1.63            68
-------------------------------------------------------------------------------------------------------------------------
     26.67      19.92      105,782         1.13               2.44               1.53               2.04            31
     26.66      16.53        1,219         1.38(c)            2.13(c)            1.78(c)            1.73(c)         31
-------------------------------------------------------------------------------------------------------------------------
     24.00      14.45       69,880         1.13               2.47               1.45               2.15            58
-------------------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                   Income from                               Distributions
                                              investment operations                         to shareholders
                                      --------------------------------------- --------------------------------------------
                            Net asset                            Total income            In excess
                             value,      Net       Net realized      from      From net    of net   From net
                            beginning investment  and unrealized  investment  investment investment realized     Total
                            of period   income     gain (loss)    operations    income     income    gains   distributions
  BOND FUND

  For the Six Months Ended
   April 30, 2001
   (unaudited)
  Institutional Shares       $ 18.33    $0.60(b)      $ 0.58        $1.18       $(0.63)    $(0.03)   $   --     $(0.66)
  Service Shares               18.35     0.56(b)        0.58         1.14        (0.61)     (0.02)       --      (0.63)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 2000
  Institutional Shares         18.57     1.16(b)       (0.17)        0.99        (1.19)        --     (0.04)     (1.23)
  Service Shares               18.57     1.11(b)       (0.15)        0.96        (1.14)        --     (0.04)     (1.18)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1999
  Institutional Shares         19.84     1.16          (1.04)        0.12        (1.16)        --     (0.23)     (1.39)
  Service Shares               19.85     1.11          (1.05)        0.06        (1.11)        --     (0.23)     (1.34)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1998
  Institutional Shares         19.43     1.15           0.41         1.56        (1.15)        --        --      (1.15)
  Service Shares               19.43     1.11           0.42         1.53        (1.11)        --        --      (1.11)
 -------- -----------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1997
  Institutional Shares         19.07     1.17           0.39         1.56        (1.18)        --     (0.02)     (1.20)
  Service Shares
   (commenced January 2,
   1997)                       19.00     0.94           0.43         1.37        (0.94)        --        --      (0.94)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1996
  Institutional Shares         19.61     1.16          (0.28)        0.88        (1.16)        --     (0.26)     (1.42)

  SHORT-TERM GOVERNMENT FUND

  For the Six Months Ended
   April 30, 2001
   (unaudited)
  Institutional Shares       $ 18.10    $0.54(b)      $ 0.47        $1.01       $(0.54)    $   --    $   --     $(0.54)
  Service Shares               18.11     0.51(b)        0.47         0.98        (0.52)        --        --      (0.52)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 2000
  Institutional Shares         18.06     1.03(b)        0.04         1.07        (1.03)        --        --      (1.03)
  Service Shares               18.07     0.98(b)        0.05         1.03        (0.99)        --        --      (0.99)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1999
  Institutional Shares         18.78     1.04          (0.71)        0.33        (1.04)        --     (0.01)     (1.05)
  Service Shares               18.79     1.00          (0.72)        0.28        (0.99)        --     (0.01)     (1.00)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1998
  Institutional Shares         18.47     1.10           0.32         1.42        (1.11)        --        --      (1.11)
  Service Shares               18.48     1.06           0.31         1.37        (1.06)        --        --      (1.06)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1997
  Institutional Shares         18.43     1.11           0.04         1.15        (1.11)        --        --      (1.11)
  Service Shares
   (commenced January 2,
   1997)                       18.37     0.92           0.11         1.03        (0.92)        --        --      (0.92)
 -------------------------------------------------------------------------------------------------------------------------
  For the Year Ended
   October 31, 1996
  Institutional Shares         18.83     1.09          (0.18)        0.91        (1.09)        --     (0.22)     (1.31)
 -------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the peri-od, reinvestment of all dividends and distributions, a complete redemp-tion of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemp-tion charges were taken into account. Total returns for periods less than one full year are not annualized.
 (b) Calculated based on the average shares outstanding methodology.
 (c) Annualized.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS


                                                                                    Ratios assuming no
                                                                                    expense reductions
                                                                          --------------------------------------
                        Net assets                         Ratio of                               Ratio of
   Net asset            at end of       Ratio of        net investment         Ratio of        net investment    Portfolio
  value, end    Total     period    net expenses to        income to         expenses to          income to      turnover
   of period  return(a) (in 000s)  average net assets  average net assets average net assets  average net assets   rate
      $18.85    6.46%     693,681         0.74%(c)           6.34%(c)            0.76%(c)           6.32%(c)         20%
       18.86    6.33        1,212         0.97(c)            6.01(c)             0.99(c)            5.99(c)          20
--------------------------------------------------------------------------------------------------------------------------
       18.33    5.59      325,732         0.81               6.38                0.81               6.38             26
       18.35    5.44        1,181         1.06               6.10                1.06               6.10             26
--------------------------------------------------------------------------------------------------------------------------
       18.57    0.59      374,121         0.81               6.05                0.81               6.05             16
       18.57    0.29        1,180         1.06               5.80                1.06               5.80             16
--------------------------------------------------------------------------------------------------------------------------
       19.84    8.27      305,396         0.83               5.86                0.83               5.86             30
       19.85    8.05        1,059         1.08               5.59                1.08               5.59             30
--------------------------------------------------------------------------------------------------------------------------
       19.43    8.50      217,803         0.85               6.14                0.85               6.14             19
       19.43    7.48          739         1.10(b)            5.67(b)             1.10(b)            5.67(b)          19
--------------------------------------------------------------------------------------------------------------------------
       19.07    4.71      151,205         0.84               6.10                0.84               6.10             31

      $18.57    5.65%    $101,806         0.68%(c)           5.85%(c)            0.92%(c)           5.60%(c)         29%
       18.57    5.46        1,286         0.93(c)            5.54(c)             1.17(c)            5.29(c)          29
--------------------------------------------------------------------------------------------------------------------------
       18.10    6.15       81,484         0.68               5.72                0.92               5.48             39
       18.11    5.89        1,043         0.93               5.47                1.17               5.23             39
--------------------------------------------------------------------------------------------------------------------------
       18.06    1.83      116,163         0.68               5.65                0.92               5.41             10
       18.07    1.57        1,022         0.93               5.46                1.17               5.22             10
--------------------------------------------------------------------------------------------------------------------------
       18.78    7.94       69,538         0.68               5.90                1.04               5.55             48
       18.79    7.67          968         0.93               5.63                1.29               5.28             48
--------------------------------------------------------------------------------------------------------------------------
       18.47    6.45       48,840         0.68               6.04                1.11               5.61             36
       18.48    5.81          450         0.93(c)            5.64(c)             1.36(c)            5.21(c)          36
--------------------------------------------------------------------------------------------------------------------------
       18.43    5.02       33,839         0.68               5.90                1.11               5.47             12
--------------------------------------------------------------------------------------------------------------------------

COMMERCE FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      Income from investment operations      Distributions to shareholders
                                     ------------------------------------- ---------------------------------
                                                                  Total
                                                                  income
                           Net asset                              (loss)
                            value,      Net       Net realized     from     From net  From net
                           beginning investment  and unrealized investment investment realized     Total
                           of period   income     gain (loss)   operations   income    gains   distributions
  NATIONAL TAX-FREE INTERMEDIATE BOND FUND
  For the Period Ended
  April 30, 2001
  (unaudited)
  Institutional Shares      $18.73     $0.41(b)      $ 0.37       $ 0.78     $(0.41)   $   --     $(0.41)
  Service Shares
  (commenced December 26,
  2000)                      19.08      0.29(b)        0.02         0.31      (0.29)       --      (0.29)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 2000
  Institutional Shares       18.24      0.78(b)        0.51         1.29      (0.79)    (0.01)     (0.80)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1999
  Institutional Shares       19.33      0.74          (0.93)       (0.19)     (0.74)    (0.16)     (0.90)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1998
  Institutional Shares       18.85      0.74           0.48         1.22      (0.74)       --      (0.74)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1997
  Institutional Shares       18.46      0.72           0.39         1.11      (0.72)       --      (0.72)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1996
  Institutional Shares       18.54      0.73          (0.07)        0.66      (0.73)    (0.01)     (0.74)
  MISSOURI TAX-FREE INTERMEDIATE BOND FUND
  For the Period Ended
  April 30, 2001
  (unaudited)
  Institutional Shares      $18.53     $0.40(b)      $ 0.35       $ 0.75     $(0.40)   $   --     $(0.40)
  Service Shares
  (commenced December 26,
  2000)                      18.87      0.27(b)        0.01         0.28      (0.27)       --      (0.27)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 2000
  Institutional Shares       18.07      0.78(b)        0.46         1.24      (0.78)       --      (0.78)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1999
  Institutional Shares       19.07      0.73          (0.90)       (0.17)     (0.73)    (0.10)     (0.83)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1998
  Institutional Shares       18.61      0.74           0.47         1.21      (0.74)    (0.01)     (0.75)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1997
  Institutional Shares       18.26      0.76           0.37         1.13      (0.76)    (0.02)     (0.78)
 -----------------------------------------------------------------------------------------------------------
  For the Year Ended
  October 31, 1996
  Institutional Shares       18.40      0.76          (0.14)        0.62      (0.76)       --      (0.76)
  KANSAS TAX-FREE INTERMEDIATE BOND FUND(d)
  For the Period Ended
  April 30, 2001
  (unaudited)
  Institutional Shares
  (commenced December 26,
  2000)                     $18.00     $0.28(b)      $ 0.13       $ 0.41     $(0.25)   $   --     $(0.25)
  Service Shares
  (commenced December 26,
  2000)                      18.00      0.28(b)        0.11         0.39      (0.23)       --      (0.23)
 -----------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the pe-riod, reinvestment of all dividends and distributions, a complete re-demption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales or redemption charges were taken into account. Total returns for peri-ods less than one full year are not annualized.
 (b) Calculated based on the average shares outstanding methodology.
 (c) Annualized.
 (d) The Kansas Tax-Free Intermediate Bond Fund commenced operations on De-cember 26, 2000, for all share classes.

The accompanying notes are an integral part of these financial statements.

                                                                 COMMERCE FUNDS


                                                                                   Ratios assuming no
                                                                                   expense reductions
                                                                         --------------------------------------

                        Net assets                         Ratio of                              Ratio of
   Net asset            at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
  value, end    Total     period    net expenses to       income to         expenses to          income to      turnover
   of period  return(a) (in 000's) average net assets average net assets average net assets average net assets    rate
      $19.10     4.16%   $183,753         0.64%(c)           4.49%(c)           0.80%(c)           4.33%(c)         24%
       19.10     1.63           1         0.89(c)            2.98(c)            1.05(c)            2.82(c)          24
-------------------------------------------------------------------------------------------------------------------------
       18.73     7.17      40,753         0.70               4.23               0.94               3.99             56
-------------------------------------------------------------------------------------------------------------------------
       18.24    (1.08)     40,243         0.70               3.90               0.93               3.67             35
-------------------------------------------------------------------------------------------------------------------------
       19.33     6.59      33,528         0.74               3.87               1.04               3.57             41
-------------------------------------------------------------------------------------------------------------------------
       18.85     6.16      25,281         0.85               3.89               1.15               3.59              6
-------------------------------------------------------------------------------------------------------------------------
       18.46     3.60      17,613         0.85               3.93               1.55               3.23             34

      $18.88     4.06%   $132,930         0.60%(c)           4.41%(c)           0.85%(c)           4.16%(c)         11%
       18.88     1.50          72         0.85(c)            2.82(c)            1.10(c)            2.57(c)          11
-------------------------------------------------------------------------------------------------------------------------
       18.53     7.05      38,448         0.65               4.29               0.95               4.09             29
-------------------------------------------------------------------------------------------------------------------------
       18.07    (0.95)     42,641         0.65               3.91               0.92               3.64             21
-------------------------------------------------------------------------------------------------------------------------
       19.07     6.65      34,051         0.65               3.93               1.03               3.55             34
-------------------------------------------------------------------------------------------------------------------------
       18.61     6.31      24,434         0.65               4.14               1.21               3.58             13
-------------------------------------------------------------------------------------------------------------------------
       18.26     3.43      17,034         0.65               4.14               1.58               3.21             49

      $18.16     2.32%   $ 38,350         0.65%(c)           4.41%(c)           1.86%(c)           3.20%(c)          3%
       18.16     2.22          92         0.90(c)            4.10(c)            2.11(c)            2.89(c)           3
-------------------------------------------------------------------------------------------------------------------------

THE COMMERCE FUNDS

Supplemental Proxy Information (Unaudited)


 A Special Meeting of Shareholders (the "Meeting") of The Commerce Funds (the "Company") was held on Monday, November 20, 2000 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. The Meeting was held for the following purposes:

 (1) To approve a new sub-investment advisory agreement between T. Rowe-Price International, Inc. and Commerce Bank, N.A. on behalf of the Interna-tional Equity Fund;

 (2) To approve an amendment to the investment objective of the Growth Fund;

 (3) To approve an amendment to the investment objective of the Value Fund (formerly the Growth and Income Fund);

 (4) To approve an amendment to the investment objective of the MidCap Growth Fund (formerly the MidCap Fund); and

 (5) To elect Messrs. John Eric Helsing, Warren W. Weaver, Randall D. Barron, David L. Bodde and John Joseph Holland as Trustees of The Commerce Funds.

 The results of the proxy solicitation on the above matters were as follows:

                                              For the    Against the
                                            Resolution   Resolution   Abstain
                                           ------------- ----------- ---------
 (1) Approval of new sub-investment
     advisory agreement for the
     International Equity Fund             5,813,971.639         0           0

 (2) Approval of amendment to the
     investment objective for the Growth
     Fund                                  7,632,958.753  4,355.51   3,927.526

 (3) Approval of amendment to the
     investment objective for the Value
     Fund                                  3,590,479.819         0     277.692

 (4) Approval of amendment to the
     investment objective for the MidCap
     Growth Fund                           3,614,006.212   342.847   1,303.421

                                       For the Nominee                           Withheld
                                       ---------------                           ---------
 (5) Trustee/Election

     (a) John Eric Helsing             48,439,181.275                           4,013.733

     (b) Warren W. Weaver              48,439,130.864                           4,064.144

     (c) Randall D. Barron             48,439,121.327                           4,073.681

     (d) David L. Bodde                48,439,181.275                           4,013.733

     (e) John Joseph Holland           48,439,191.775                           4,003.233

                                  [GRAPHIC]

                 The Commerce Funds


                 Trustees
                 J. Eric Helsing, Chairman
                 Randall D. Barron
                 David L. Bodde
                 John J. Holland
                 Warren W. Weaver

                 Officers
                 Warren W. Weaver, President
                 James A. McNamara, Vice President
                 Larry Franklin, Vice President
                 William Schuetter, Vice President
                 John M. Perlowski, Vice President
                 Randall D. Barron, Treasurer
                 Peter W. Fortner, Assistant Treasurer
                 Philip V. Giuca Jr., Assistant Treasurer
                 W. Bruce McConnel III, Secretary
                 Diana E. McCarthy, Assistant Secretary
                 Amy Belanger, Assistant Secretary
                 Howard B. Surloff, Assistant Secretary

This Semiannual Report contains facts concerning The Commerce Funds' objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

Shares of the Funds are not deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Commerce Bank, N.A., its parent, or affiliates, and the shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds involves investment risks including the possible loss of the principal amount invested. The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

INVESTMENT ADVISOR                         DISTRIBUTOR
Commerce Investment Advisors, Inc.         Goldman, Sachs & Co.
                                           32 Old Slip
INVESTMENT SUB-ADVISOR,                    New York, New York 10005
INTERNATIONAL EQUITY FUND
T. Rowe International, Inc.                ADMINISTRATOR
100 East Pratt Street                      Goldman Sachs Asset Management
Baltimore, Maryland 21202                  32 Old Slip
                                           New York, New York 10005
CUSTODIAN
State Street Bank & Trust Company          INDEPENDENT AUDITORS
225 Franklin Street                        KPMG LLP
Boston, Massachusetts 02110                99 High Street
                                           Boston, Massachusetts 02110
TRANSFER AGENT
National Financial Data Services, Inc.     LEGAL COUNSEL
330 W. 9th                                 Drinker Biddle & Reath LLP
4th Floor                                  One Logan Square
Kansas City, Missouri 64105                18th and Cherry Streets
                                           Philadelphia, Pennsylvania 19103-6996


                          [LOGO OF COMMERCE FUNDS(TM)]

                               1000 Walnut Street
                               Eighth Floor
                               Kansas City, Missouri 64106

                               www.commercefunds.com
                                                                         CB 5026
                                 1-800-995-6365       Date of first use: 6/28/01